                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY



Investment Company Act file number      811-08481
                                   ----------------------------

                         Nations Separate Account Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                           One Bank of America Plaza
                                 NC1-002-12-01
                              Charlotte NC  28255
-----------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
             ------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:   617-585-4225
                                                    ---------------------


Date of fiscal year end:   December 31, 2004
                        -------------------------

Date of reporting period:  December 31, 2004
                         ------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                NATIONS SEPARATE
                                  ACCOUNT TRUST





                                  Annual Report
                                December 31, 2004









                                 AIG SunAmerica
                                     Life Assurance Company



      THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE POLARISAMERICA, POLARIS CHOICE, POLARIS CHOICE II AND THE POLARIS PLATINUM II
                 VARIABLE ANNUITY SOLD THROUGH BANK OF AMERICA.

THE PORTFOLIOS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE PORTFOLIOS FORMS N-Q ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.



GUIDELINES AND INFORMATION ABOUT HOW NATIONS PORTFOLIOS VOTED PROXIES FOR SECURITIES THEY HELD DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2004 ARE AVAILABLE WITHOUT CHARGE AT WWW.NATIONSFUNDS.COM AND AT WWW.SEC.GOV OR BY CALLING 1-800-321-7854.



THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIOS. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

TABLE OF CONTENTS

                                     DISCLOSURE OF PORTFOLIO EXPENSES AND PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International
                                       Opportunities Portfolio                                       3
                                     Nations Separate Account Trust International Value Portfolio    6
                                     Nations Separate Account Trust Marsico Focused Equities
                                       Portfolio                                                     9
                                     Nations Separate Account Trust Small Company Portfolio         12
                                     Nations Separate Account Trust Marsico 21st Century
                                       Portfolio                                                    15
                                     Nations Separate Account Trust Marsico Growth Portfolio        18
                                     Nations Separate Account Trust MidCap Growth Portfolio         21
                                     Nations Separate Account Trust Value Portfolio                 24
                                     Nations Separate Account Trust Asset Allocation Portfolio      27
                                     Nations Separate Account Trust High Yield Bond Portfolio       30
                                     FINANCIAL STATEMENTS
                                     Schedules of investments                                       33
                                     Statements of assets and liabilities                           74
                                     Statements of operations                                       76
                                     Statements of changes in net assets                            78
                                     Schedules of capital stock activity                            82
                                     Financial highlights                                           84
                                     Notes to financial statements                                  88
                                     Report of Independent Registered Public Accounting Firm       101
                                     Tax information                                               102
                                     Fund governance                                               103

                      [This page intentionally left blank]

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,111.80             $7.96
Hypothetical**..............................................    $1,000.00         $1,017.60             $7.61

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                MSCI EAFE INDEX
                                                               -----------------------------             ---------------
Mar. 27 1998                                                              10000.00                           10000.00
                                                                          10190.00                           10106.00
                                                                          10311.00                           10461.00
1999                                                                      10973.00                           10876.00
                                                                          14750.00                           13282.00
2000                                                                      14483.00                           12742.00
                                                                          12714.00                           11400.00
2001                                                                      11565.00                            9733.00
                                                                          10936.00                            8953.00
2002                                                                      11595.00                            8808.00
                                                                          10132.00                            7526.00
2003                                                                      11474.00                            8239.00
                                                                          14210.00                           10430.00
                                                                          14902.00                           10906.00
Dec. 31 2004                                                              16569.00                           12545.00

The chart represents a hypothetical
investment in Nations Marsico
International Opportunities
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                 SINCE
                             1 YEAR   5 YEAR   INCEPTION*
NATIONS MARSICO              16.59%    2.35%     7.75%
  INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
MSCI EAFE INDEX              20.25%   -1.13%     3.41%

*Annualized Returns. Inception date is March 27, 1998.

MSCI EAFE Index since inception returns as of March 31, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.


HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2004, Nations Marsico International Opportunities Portfolio returned 16.59% without insurance charges. It underperformed its benchmark, the MSCI EAFE Index(1), which returned 20.25% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Gains in international equities were widespread in 2004. Nine of the ten economic sectors in the MSCI EAFE Index posted positive returns in excess of 14%. Currency was a major story in international equity markets, as the U.S. dollar was under sustained downward pressure throughout the year. The dollar's weakness against major currencies tended to enhance foreign-market returns for American investors.

The Portfolio, which had significantly more exposure to the consumer discretionary sector than its benchmark, benefited from its emphasis on the hotels, restaurants & leisure industry. Three holdings in this area were among the portfolio's top stock contributors: hotel and casino operator Wynn Resorts, Ltd., Carnival plc and Shangri-La Asia, Ltd. (2.0%, 3.9% and 2.1% of net assets, respectively).

Investments in telecommunications services and media companies also enhanced performance for the year. Positions in Mobile TeleSystems, Vodafone Group and America Movil SA de CV (2.6% of net assets) performed especially well. We sold Mobile TeleSystems and Vodafone Group during the period. British media company EMI Group plc (2.4% of net assets) emerged as the year's largest individual contributor.

Despite generally good performance, the dollar's weakness and poor results from some selected holdings caused the portfolio to trail its benchmark. The largest detractor from performance was the currency effect. Because the portfolio had a material amount of its assets invested in dollar-based equity securities, it did not receive the "lift" in performance that some other foreign currency-based investments received as major currencies such as the Euro and the Yen strengthened against the U.S. dollar. In addition, our positions in transportation companies Ryanair Holdings plc and Cathay Pacific Airways generated


(1)The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO (CONTINUED)



negative returns and were sold. Specific stock selection in the food, beverage & tobacco industry also hurt performance in 2004. Share prices of Nestle SA and Ambev Cia De Bebida fell and these positions were also sold.

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

At year end, the portfolio's largest allocations were in the consumer discretionary, financials and information technology sectors. Consumer discretionary holdings were characterized by substantial allocations to the hotels, restaurants & leisure industry and to media companies. Holdings in the financials sector focused on banking, insurance and diversified financials companies. Geographically, the portfolio's largest aggregate exposures were to companies in the United Kingdom, Japan and Switzerland. We believe this asset allocation has the potential to make a positive contribution to the portfolio's long-term performance.


(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS INTERNATIONAL

VALUE PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,139.00             $6.72
Hypothetical**..............................................    $1,000.00         $1,018.85             $6.34

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS INTERNATIONAL

VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, L.P.

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                       MSCI EAFE INDEX
                                                                ---------------------------              ---------------
Jul. 7 2000                                                               10000.00                           10000.00
                                                                           9090.00                            9194.00
2000                                                                       9465.00                            8947.00
                                                                           8853.00                            7718.00
                                                                           9003.00                            7638.00
                                                                           7760.00                            6569.00
2001                                                                       8532.00                            7027.00
                                                                           8370.00                            6913.00
2002                                                                       7164.00                            5907.00
                                                                           8147.00                            6467.00
2003                                                                      10837.00                            8186.00
                                                                          11640.00                            8560.00
Dec. 31 2004                                                              13256.00                            9814.00

The chart represents a hypothetical
investment in Nations International
Value Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                  SINCE
                                       1 YEAR   INCEPTION*
NATIONS INTERNATIONAL VALUE PORTFOLIO  22.35%      6.48%
MSCI EAFE INDEX                        20.25%     -0.42%

*Annualized Returns. Inception date is July 7, 2000.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.
SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE PORTFOLIO IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.



HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2004, Nations International Value Portfolio returned 22.35% without insurance charges. It outperformed the MSCI EAFE Index(1), its benchmark, which had a total return of 20.25% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Gains for the Portfolio's holdings in Japan, the United Kingdom and the emerging markets helped drive the year's performance. From an industry perspective, advances for positions in diversified telecommunications services and in commercial banking made the most substantial contributions to returns. In addition, the decline in the value of the US dollar bolstered returns on foreign holdings for U.S.-based investors.

On a stock-by-stock basis, the portfolio's top performers included Japan Tobacco, Inc., Brazilian oil and gas producer Petroleo Brasileiro SA (2.7% and 1.4% of net assets, respectively) and British media company Reuters Group plc, which we sold during the year. A range of other positions, including Telecom Italia SpA and the Spanish company Telefonica SA (1.5% and 3.3% of net assets, respectively), also registered significant gains for the portfolio.

While a majority of the portfolio's holdings posted advances, selected positions declined. For example, Canadian aerospace manufacturer Bombardier Inc., Germany-based automaker Volkswagen AG, and Brazilian electric utility Eletrobras (Centrais Electricas Brasileiras SA) declined during the period (0.4%, 1.9% and 1.5% of net assets, respectively).

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

During 2004, the portfolio's country and industry exposures shifted due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to the Netherlands and Japan increased, while the portfolio's


(1)The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.



INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

NATIONS INTERNATIONAL
weightings for the emerging markets and Spain decreased. Similarly, the fund's food products and food and staples retailing industries increased in weight relative to the benchmark, while exposure to oil and gas and to beverages declined. Overall, the portfolio's greatest country exposures are in Japan and the United Kingdom, and among industries, in diversified telecommunications services and commercial banking.


Many of the portfolio's current holdings posted significant gains in 2004. However, we believe that many holdings remain undervalued relative to their earning potential, and we believe that the portfolio is well positioned for the market to recognize the intrinsic worth of many of these holdings.

NATIONS MARSICO FOCUSED

EQUITIES PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,123.80             $5.87
Hypothetical**..............................................    $1,000.00         $1,019.61             $5.58

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS MARSICO FOCUSED

EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                              --------------------------------            -------------
Mar. 27 1998                                                               10000                              10000
                                                                           11470                              10343
1998                                                                       13016                              11300
                                                                           15018                              12698
1999                                                                       19951                              13677
                                                                           18473                              13618
2000                                                                       16796                              12432
                                                                           14592                              11600
2001                                                                       13820                              10955
                                                                           14016                               9514
2002                                                                       11730                               8534
                                                                           13430                               9537
2003                                                                       15614                              10981
                                                                           15470                              11359
Dec. 31 2004                                                               17393                              12172

The chart represents a hypothetical
investment in Nations Marsico
Focused Equities Portfolio. The
returns assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                   SINCE
                              1 YEAR   5 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED       11.41%   -2.71%      8.52%
  EQUITIES PORTFOLIO
S&P 500 INDEX                 10.88%   -2.30%      2.95%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.




HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2004, Nations Marsico Focused Equities Portfolio returned 11.41% without insurance charges. It outperformed its benchmark, the S&P 500 Index(1), which returned 10.88% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Specific stock selection and the portfolio's allocation of assets across various economic sectors and industries contributed to positive performance in 2004. At a sector level, the primary contributors were health care and financials. At an industry level, the technology hardware & equipment and hotels, restaurants and leisure groups were strong performers.

The health care sector, which includes two of the top ten holdings, provided the greatest contribution to the portfolio's return on a sector level. UnitedHealth Group, Inc., the largest single contributor to the portfolio on an individual stock level, and biotechnology company Genentech, Inc., were the highlights in this area (9.3% and 5.0% of net assets, respectively).

In the consumer discretionary sector, the portfolio's emphasis on the hotel, restaurant & leisure industry benefited performance. During the year, positions in Wynn Resorts, Ltd., Four Seasons Hotels, Inc. and MGM Mirage, Inc. had significant gains (3.1%, 2.0% and 1.9% of net assets, respectively). Investments in the banks and diversified financials industries also enhanced performance. Educational lending company SLM Corporation (Sallie Mae), residential mortgage company Countrywide Financial Corporation and Chicago Mercantile Exchange generated particularly strong returns for the portfolio (5.6%, 4.6% and 1.5% of net assets, respectively).

In addition, information technology company Apple Computer and communications equipment-maker QUALCOMM, Inc. (5.0% of net assets) were among the largest individual stock contributors to overall performance for the year. We sold Apple Computer during the period.


(1)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20 TO 30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.




THE PORTFOLIO MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)


The portfolio had little or no exposure to energy or utilities companies during the year, which detracted from performance because both sectors were top performers for the benchmark index. Modest exposure to the telecommunications services sector, coupled with poor results from an investment in Nextel Communications, which we sold during the period, also hindered overall performance.

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

The portfolio's positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at healthy, sustainable rates, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS SMALL COMPANY

PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,068.30             $6.50
Hypothetical**..............................................    $1,000.00         $1,018.85             $6.34

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS SMALL COMPANY
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALL&MIDCAP GROWTH STRATEGIES
TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS SMALL COMPANY PORTFOLIO       RUSSELL 2000 GROWTH INDEX
                                                              -------------------------------       -------------------------
Mar. 27 1998                                                               10000                              10000
                                                                            9750                               9426
                                                                            9065                               9048
1999                                                                        9366                              10209
                                                                            9602                              12947
2000                                                                       10285                              13106
                                                                           10643                              10043
2001                                                                       11277                              10047
                                                                           11061                               9117
2002                                                                        9821                               7535
                                                                            8145                               6357
2003                                                                        9170                               7586
                                                                           10993                               9443
                                                                           11335                               9980
Dec. 31 2004                                                               12109                              10868

The chart represents a hypothetical
investment in Nations Small Company
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                   SINCE
                               1 YEAR   5 YEAR   INCEPTION*
NATIONS SMALL COMPANY          10.16%    4.75%     2.87%
  PORTFOLIO
RUSSELL 2000 GROWTH INDEX      14.31%   -3.57%     1.24%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]


Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.


HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2004, Nations Small Company Portfolio returned 10.16% without insurance charges. It underperformed its benchmark, the Russell 2000 Growth Index(1), which returned 14.31% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

We had solid performance from consumer cyclical, consumer staples and technology stocks. Gaming stocks clearly led the portfolio this year with impressive results from Boyd Gaming Corporation and Shuffle Master, Inc. (0.5% and 1.2% of net assets, respectively). Both companies outpaced their peers, their industry and the market. Corn Products International, Inc. (1.0% of net assets) moved steadily higher as the company took market share from competitors, expanded internationally and displayed the ability to raise prices in its markets. Among technology holdings, Cognizant Technology Solutions Corporation, Virage Logic Corporation and Hyperion Solutions Corporation (0.9%, 1.1% and 1.4% of net assets, respectively) posted solid results. Individual holdings in other sectors also contributed to the portfolio's double-digit gain. Returns for FLIR Systems, Inc. (0.9% of net assets) reflected the company's leading-edge technology and diverse end markets in the aerospace and defense sector. Shares of Province Healthcare Company (1.5% of net assets), then one of the portfolio's top holdings, rose when it was acquired. In the capital goods sector, Actuant Corporation shares (1.3% of net assets) rose when it acquired Key Components. Red Robin Gourmet Burger's stock benefited from unit growth and strong comparable store sales gains. We sold the stock on strength during the period.

We faced tougher challenges in basic materials, communications and health care sectors. The portfolio did not have enough exposure to the metals and mining industries -- notably gold, silver, and steel, which were strong performers during the year. The portfolio also had disappointing results from packaging company Anchor Glass, which we sold during the period. Within communications, advertiser Autobytel which was sold


(1)The Russell 2000 Growth Index is an unmanaged index that measures the performance of those securities in the Russell 2000 Index, with higher price-to-book ratios and higher forecasted growth rates. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

NATIONS SMALL COMPANY
PORTFOLIO (CONTINUED)

during the period, confronted price competition, while broadcaster Radio One, Inc. (1.3% of net assets) experienced slower-than-expected advertising revenue growth. Unfortunately, strong performance from service-related names in health care was more than offset by weakness in the portfolio's biotechnology and medical device holdings.

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

We have selected what we believe are the most promising small-cap growth companies we can find in pursuit of long-term growth of capital.

Small-cap stocks have outperformed large-and mid-cap stocks for the past five years. However, we recognize that the market moves in cycles and this performance gap is likely to narrow. As a result, we have focused on high quality stocks, with an eye on valuation and an emphasis on managing risk.


(3)The outlook for this portfolio may differ from that presented for other Nations Portfolios.

NATIONS MARSICO 21ST CENTURY

PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,177.80             $6.02
Hypothetical**..............................................    $1,000.00         $1,019.61             $5.58

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS MARSICO 21ST CENTURY
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
CORYDON J. GILCHRIST,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS MARSICO 21ST
                                                    CENTURY PORTFOLIO             S&P 500 INDEX            RUSSELL 3000 INDEX
                                                  --------------------            -------------            ------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                        10150.00                    10343.00                    10198.00
1998                                                    10644.00                    11300.00                    10999.00
                                                        11887.00                    12698.00                    12248.00
1999                                                    11682.00                    13677.00                    13296.00
                                                        10959.00                    13618.00                    13423.00
2000                                                     8508.00                    12432.00                    12305.00
                                                         6580.00                    11600.00                    11553.00
2001                                                     6249.00                    10955.00                    10895.00
                                                         6380.00                     9514.00                     9562.00
2002                                                     5737.00                     8534.00                     8549.00
                                                         6932.00                     9537.00                     9636.00
2003                                                     8540.00                    10981.00                    11205.00
                                                         8871.00                    11359.00                    11607.00
Dec. 31 2004                                            10447.00                    12172.00                    12542.00

The chart represents a hypothetical
investment in Nations Marsico 21st
Century Portfolio. The returns
assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                   SINCE
                              1 YEAR    5 YEAR   INCEPTION*
NATIONS MARSICO 21ST CENTURY   22.35%   -2.21%      0.65%
  PORTFOLIO
RUSSELL 3000 INDEX             11.95%   -1.16%      3.40%
S&P 500 INDEX                  10.88%   -2.30%      2.95%

*Annualized Returns. Inception date is March 27, 1998.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]


Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.


The annual reports for the fiscal year ended December 31, 2003 and prior years compared the Portfolio's performance to the S&P 500 Index. The Portfolio changed the Index to which it compares its performance because the Russell 3000 Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.





HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2004, Nations Marsico 21st Century Portfolio returned 22.35% without insurance charges. It outperformed its benchmark, the Russell 3000 Index(1), which returned 11.95% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Good stock selection and an emphasis on the consumer discretionary sector fueled the portfolio's strong performance in 2004. Selected holdings in this area accounted for more than half of the portfolio's fifteen top stock contributors. Three were hotel operators Wynn Resorts, Ltd., Shangri-La Asia Ltd. (4.7% and 3.0% of net assets, respectively) and Mandalay Resort Group, which had significant positive returns for the year. We sold Mandalay Resort Group during the period.

Selected holdings in the health care and financial sectors also benefited the portfolio's performance. UnitedHealth Group Inc. (3.2% of net assets) and IMclone Systems Incorporated, which we sold during the period, were strong individual stock performers. Two of the largest holdings, Chicago Mercantile Exchange and UCBH Holdings Inc., plus residential mortgage company Countrywide Financial Corporation, added to the year's return (5.0%, 4.3% and 4.0% of net assets, respectively). The portfolio's only holding in the materials sector, Monsanto Company (3.2% of net assets), was also one of the largest contributors to positive performance.

In contrast, industrials detracted somewhat from performance. An underweight in the sector and three particular holdings were negative factors: Ryanair Holdings plc, Caterpillar and Rockwell Automation. We sold all three holdings during the period.



HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)




At year end, the portfolio emphasized stocks in the consumer discretionary, health care and financial sectors. That positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be


(1)The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest US companies, based on market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.




THE PORTFOLIO MAY INVEST WITHOUT LIMIT IN FOREIGN SECURITIES. INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

NATIONS MARSICO 21ST CENTURY
PORTFOLIO (CONTINUED)

constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at healthy, sustainable rates, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities.

NATIONS MARSICO GROWTH

PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,116.70             $6.01
Hypothetical**..............................................    $1,000.00         $1,019.46             $5.74

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS MARSICO GROWTH
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH PORTFOLIO            S&P 500 INDEX
                                                              --------------------------------            -------------
Mar. 27 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
1999                                                                       13953                              12698
                                                                           18891                              13677
2000                                                                       18300                              13618
                                                                           16544                              12432
2001                                                                       14599                              11600
                                                                           13626                              10955
2002                                                                       13687                               9514
                                                                           11428                               8534
2003                                                                       12968                               9537
                                                                           14924                              10981
                                                                           15106                              11359
Dec. 31 2004                                                               16868                              12172

The chart represents a hypothetical
investment in Nations Marsico
Growth Portfolio. The returns
assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                  SINCE
                              1 YEAR   5 YEAR   INCEPTION*
NATIONS MARSICO GROWTH        13.03%   -2.24%     8.03%
  PORTFOLIO
S&P 500 INDEX                 10.88%   -2.30%     2.95%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

HOW DID THE PORTFOLIO PERFORM?




For the year ended December 31, 2004, Nations Marsico Growth Portfolio returned 13.03% without insurance charges. It outperformed its benchmark, the S&P 500 Index(1), which returned 10.88% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The portfolio's allocation of assets across various economic sectors and industries and stock selection contributed to positive performance for 2004. At a sector level, health care produced the best results. Two of the portfolio's top five holdings, UnitedHealth Group, Inc. and biotechnology company Genentech, Inc. (8.5% and 4.3% of net assets, respectively), were key drivers in this area. UnitedHealth Group was the largest single contributor to positive performance on an individual stock level for the portfolio.

Stock selection and an emphasis on the consumer discretionary sector also benefited the portfolio. Positions in the hotels, restaurants & leisure industry were top performers, including Wynn Resorts, Ltd. and Four Seasons Hotels, Inc. (1.8% and 1.3% of net assets, respectively). In addition, eBay, Inc., Nike, Inc. and homebuilder M.D.C. Holdings, Inc. bolstered returns (3.7%, 2.2% and 1.1% of net assets, respectively).

The portfolio also benefited from solid returns from investments in diversified financial companies. In particular, positions in educational lending company SLM Corporation (Sallie Mae) and Chicago Mercantile Exchange generated strong returns (4.1% and 1.3% of net assets, respectively).

Although we approached technology stocks selectively, communications equipment maker QUALCOMM, Inc. (4.9% of net assets) was among the largest individual contributors to performance.

The portfolio was underweight in three of the year's best-performing economic sectors for its benchmark -- energy, utilities, and telecommunications services -- which detracted from performance. The portfolio had little or no exposure to energy and utility companies during the year. Modest exposure

(1)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.



THE PORTFOLIO MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES. INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

NATIONS MARSICO GROWTH
PORTFOLIO (CONTINUED)

to the telecommunications services sector, coupled with poor results from an investment in Nextel Communications, hindered overall performance. We sold Nextel during the period.

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

The portfolio's positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at a healthy, sustainable rate, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS MARSICO MIDCAP

GROWTH PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,117.20             $5.32
Hypothetical**..............................................    $1,000.00         $1,020.11             $5.08

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS MARSICO MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
CORYDON J. GILCHRIST
Marsico Capital Management, LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO MIDCAP GROWTH
                                                                         PORTFOLIO                 RUSSELL MIDCAP GROWTH INDEX
                                                               -----------------------------       ---------------------------
May 1 2001                                                                 10000                              10000
                                                                            9780                               9953
                                                                            9580                               9958
                                                                            6790                               7190
                                                                            8440                               9135
2002                                                                        6320                               7336
                                                                            5570                               6632
2003                                                                        6170                               7875
                                                                            7099                               9465
                                                                            7249                              10027
Dec. 31 2004                                                                8100                              10930

The chart represents a hypothetical
investment in Nations Marsico
MidCap Growth Portfolio. The
returns assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                    SINCE
                                         1 YEAR   INCEPTION*
NATIONS MARSICO MIDCAP GROWTH            14.08%     -5.58%
 PORTFOLIO
RUSSELL MIDCAP GROWTH INDEX              15.48%      2.45%

*Annualized Returns. Inception date is May 1, 2001.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

Prior to November 2, 2004, the Portfolio had a different portfolio management team and principal investment strategies.

Prior to February 24, 2003, the Portfolio had a different portfolio management team.

HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2004, Nations Marsico MidCap Growth Portfolio returned 14.08% without insurance charges. Its benchmark, the Russell Midcap Growth Index(1), returned 15.48% for the same period.
WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

On November 2, 2004, Marsico Capital Management, LLC assumed investment management responsibilities for the portfolio. For the period leading up to the transition in portfolio management, holdings in the consumer discretionary, energy and information technology sectors generated the portfolio's best results. Symantec Corporation, which makes Norton Anti-Virus software, was the largest contributor to performance. BJ Services Company gained as profit dynamics in the energy industry improved. Positions in Starwood Hotels & Resorts Worldwide, Inc., a leader in the hospitality industry, and Starbucks Corporation, which reported broad-based revenue growth, also added to portfolio returns. All of the aforementioned holdings were sold.

In contrast, three areas of investment presented challenges. In the capital goods industry group, Navistar International Corporation, a manufacturer of trucks and buses, struggled with raw material and supply problems despite an upturn in the trucking cycle. Results from health care investments were disappointing as a number of the portfolio's holdings confronted industry-wide and company-specific issues. Sector weakness led to declines for broadcasters Entercom Communications Corp. and Univison Communications Inc., which also hurt performance. All of the aforementioned securities were sold.

For the period from November 2 through December 31, 2004, the portfolio's emphasis on the consumer discretionary sector continued to provide strong results. Nine of the portfolio's fifteen top contributors were in this sector. Three other top contributors -- software developer Electronic Arts Inc., transportation company Expeditors International of Washington, Inc. and chemicals producer Monsanto Company (3.3%, 2.0% and


(1)The Russell Midcap Growth Index is an unmanaged index which measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.



BECAUSE MID-SIZED COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES TEND TO BE MORE VOLATILE.

NATIONS MARSICO MIDCAP
GROWTH PORTFOLIO (CONTINUED)


3.4% of net assets, respectively) -- also helped the portfolio achieve strong returns in the last two months of the year despite negative results from investments in bank stocks.

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

At year end, the portfolio emphasized stocks in the consumer discretionary, health care and financial sectors. That positioning reflects a generally optimistic long-term outlook for the equity markets. Several macroeconomic premises anchor that view, including our belief that long-term interest rates are not likely to rise a great deal, that inflation should generally be constrained overall and that productivity gains (which act as an important moderator of some inflation-related forces) should continue. US economic activity, as measured by Gross Domestic Product (GDP) growth has been healthy, and we think it is likely to remain that way. In a related vein, we believe that many foreign economies, particularly those in emerging markets, are growing at a healthy, sustainable rate, which has provided critical support to a sound global financial structure. Further, energy prices have subsided somewhat from levels reached during calendar year 2004, which could be a catalyst for improved investor sentiment in 2005. Finally, we believe that at the company level, improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations relative to projected earnings growth rates offer compelling investment opportunities, especially in sectors that the portfolio has emphasized.


(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS VALUE PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,107.50             $5.30
Hypothetical**..............................................    $1,000.00         $1,020.11             $5.08

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                  NATIONS VALUE PORTFOLIO            RUSSELL 1000 VALUE INDEX
                                                                  -----------------------            ------------------------
Mar. 27 1998                                                               10000                              10000
                                                                            9940                              10045
1998                                                                       10448                              10356
                                                                           11211                              11689
1999                                                                       10710                              11117
                                                                           10366                              10647
2000                                                                       11510                              11897
                                                                           10929                              11746
2001                                                                       10681                              11231
                                                                            9992                              10694
2002                                                                        8466                               9487
                                                                            9370                              10584
2003                                                                       11021                              12336
                                                                           11262                              12822
Dec. 31 2004                                                               12473                              14346

The chart represents a hypothetical
investment in Nations Value
Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                      SINCE
                                  1 YEAR   5 YEAR   INCEPTION*
NATIONS VALUE PORTFOLIO           13.18%    3.10%     3.32%
RUSSELL 1000 VALUE INDEX          16.49%    5.27%     5.48%

*Annualized Returns. Inception date is March 27, 1998.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.




HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2004, Nations Value Portfolio returned 13.18%. It underperformed its benchmark, the Russell 1000 Value Index(1), which returned 16.49% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Generally value stocks were good performers in 2004, and the portfolio participated in the market's broad gains. Its return was lower than the benchmark primarily because it had less exposure to the financial and utility sectors than the index. The portfolio was positioned with less exposure to these sectors because we expected interest rates to rise, and financial and utility stocks typically do poorly in such an environment. However, in 2004 both sectors generated some of the market's highest returns. The portfolio's shortfall in these areas was partially offset by its overweight in the energy sector, the index's strongest group.

A late-year rally in stocks tied to consumer spending benefited the portfolio. In the leisure industry, Harrah's Entertainment, Inc., Starwood Hotels & Resorts Worldwide, Inc. and Carnival Corporation did well (1.1%, 0.9% and 0.5% of net assets, respectively). Among retailers, Limited Brands, Inc. and J.C. Penney Company, Inc. were strong contributors (0.8% and 1.3% of net assets, respectively).

Energy and basic materials holdings also helped relative performance during the year. These stocks were the beneficiaries of a rise in commodity prices, buoyed by worldwide economic growth. ChevronTexaco Corporation, Halliburton Company, ConocoPhillips (0.9%, 1.0% and 0.9% of net assets, respectively) and Occidental Petroleum Corporation were top contributors to the portfolio. We sold our position in Occidental Petroleum Corporation late in the period. In the basic materials group, plastic bottle manufacturer Eastman Chemical Company and The Dow Chemical Company rode the petrochemical cycle to higher levels (1.0% and 1.3% of net assets, respectively).

HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

We have positioned the portfolio based on our assumptions for continued growth in the US economy as well as continued interest rate increases by the Federal Reserve Board, which could put pressure on long-term interest rates and the dollar. In this environment, we are looking for attractively-valued


(1)The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies, based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Growth Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

companies that have strong balance sheets and opportunities to improve their operating performance, while minimizing the portfolio's exposure to interest rate and currency risks. Given the strong performance generally of value stocks in 2004, we are attracted to companies that are increasing their dividends or repurchasing shares. We are also seeking stocks that could benefit from increased capital spending for equipment and technology in the business sector.

NATIONS ASSET ALLOCATION

PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,058.60             $5.17
Hypothetical**..............................................    $1,000.00         $1,020.11             $5.08

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS ASSET ALLOCATION
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LEONARD APLET AND RICHARD CUTTS**
AND QUANTITATIVE STRATEGIES TEAM,
Banc of America Capital Management,
LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                NATIONS ASSET ALLOCATION    LEHMAN BROTHERS AGGREGATE
                                                        PORTFOLIO                     INDEX                RUSSELL 1000 INDEX
                                                ------------------------    -------------------------      ------------------
Mar. 27 1998                                            10000.00                    10000.00                    10000.00
                                                         9790.00                    10234.00                    10250.00
                                                         9777.00                    10703.00                    11204.00
1999                                                    10222.00                    10556.00                    12497.00
                                                         9918.00                    10615.00                    13547.00
2000                                                     9836.00                    11038.00                    13653.00
                                                        10725.00                    11849.00                    12492.00
2001                                                    10556.00                    12278.00                    11612.00
                                                        10219.00                    12850.00                    10937.00
2002                                                     9323.00                    13337.00                     9535.00
                                                         8835.00                    14168.00                     8569.00
2003                                                     9570.00                    14725.00                     9626.00
                                                        10522.00                    14750.00                    11131.00
                                                        10755.00                    14772.00                    11502.00
Dec. 31 2004                                            11386.00                    15404.00                    12413.00

The chart represents a hypothetical
investment in Nations Asset
Allocation Portfolio. The returns
assume reinvestment of all
distributions and include capital
gains and portfolio level expenses,
but do not include insurance
charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                         SINCE
                                     1 YEAR   5 YEAR   INCEPTION*
NATIONS ASSET ALLOCATION PORTFOLIO    8.21%    2.80%     1.94%
LEHMAN BROTHERS AGGREGATE INDEX       4.34%    7.71%     6.59%
RUSSELL 1000 INDEX                   11.40%   -1.76%     3.25%

*Annualized Returns. Inception date is March 27, 1998.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
AT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

**The Fixed Income and money market portion of management changed from team to managers.

HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2004, the Nations Asset Allocation Portfolio returned 8.21% without insurance charges. This compares with a 4.34% return for the Lehman Brothers Aggregate Index(1), an 11.40% return for the Russell 1000 Index(2) and an 8.60% return for the Russell 1000 Index and Lehman Brothers Aggregate Index in a 60/40 mix over the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)
Both stocks and bonds posted gains in 2004. In equity markets, small-cap stocks were the strongest performers. Returns from value investing outpaced other styles despite a fourth quarter rally that favored growth stocks.

During the period, the multi-factor quantitative model that we use for stock selection worked well to capture overall market sentiment. In our model, valuation and momentum factors were the attributes most closely correlated with positive equity returns in 2004. Value stocks benefited from continued economic expansion, high dividend yields and strong corporate earnings. Momentum strategies, which rely on upward pricing trends, tend to be most effective in a market characterized by no significant shifts in direction, as was the case last year. And because investors showed no sign of backing away from risk, quality was the least important attribute associated with stock performance for 2004.

Stock selection within the health care and basic industry sectors and an allocation to the energy sector also contributed to the equity portfolio's strong performance. Allocations to the communications and technology sectors detracted from performance.

The fixed income portion of the portfolio also performed well as the Federal Reserve Board increased the federal funds rates from 1.00% to 2.25% over the course of the year.(4) In response, short-term interest rates rose and long-term rates fell. Given this environment, corporate securities and mortgage securities outpaced Treasuries of similar


(1)The Lehman Brothers Aggregate Index is an unmanaged index of U.S. government agency and U.S. treasury securities, investment grade corporate bonds and asset-, mortgage- and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)The Russell 1000 Index, an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(4)On February 2, 2005 the federal funds rate was increased to 2.50%.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)

maturities. With its overweight in both corporate and mortgage sectors, the fixed income portion of the portfolio advanced 4.92%. It came out ahead of its benchmark, which returned 4.34%.

HOW HAVE YOU POSITIONED THE PORTFOLIO?(5)

In general, the portfolio is positioned for continued economic growth and low inflation. The portfolio's relatively balanced mix of equity and fixed income securities tends to stabilize portfolio characteristics. Within the equity portion of the portfolio, we use a quantitative selection process to help the portfolio perform in a variety of possible economic scenarios. The fixed portion of the portfolio is currently positioned to withstand rising interest rates and remains overweight in mortgage-backed securities and corporate bonds.

(5)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS HIGH YIELD

BOND PORTFOLIO

   SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                    EXPENSES PAID
                                                                BEGINNING          ENDING          DURING PERIOD*
                                                              ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2004 TO
                                                              JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                                              -----------------------------------------------------
Actual......................................................    $1,000.00         $1,096.10             $4.95
Hypothetical**..............................................    $1,000.00         $1,020.41             $4.77

---------------

 * Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

 **Assumed 5% return per year before expenses.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC

PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO        CSFB HIGH YIELD INDEX
                                                             ---------------------------------        ---------------------
Jul. 7 2000                                                                10000                              10000
                                                                            9970                              10068
2000                                                                        9466                               9559
                                                                           10058                              10031
                                                                            9963                               9969
                                                                            9572                               9573
2001                                                                       10254                              10115
                                                                           10219                              10130
2002                                                                       10478                              10419
                                                                           12387                              12223
2003                                                                       13747                              13330
                                                                           13971                              13659
Dec. 31 2004                                                               15315                              14936

The chart represents a hypothetical
investment in Nations High Yield
Bond Portfolio. The returns assume
reinvestment of all distributions
and include capital gains and
portfolio level expenses, but do
not include insurance charges.
--------------------------------
 TOTAL RETURNS (AS OF 12/31/04)
--------------------------------

                                                  SINCE
                                       1 YEAR   INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO      11.40%     9.96%
CSFB HIGH YIELD INDEX                  11.95%     9.32%

*Annualized Returns. Inception date is July 7, 2000.

CSFB High Yield Index since inception returns as of June 30, 2000.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE SHOWN HERE. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT AIG SUNAMERICA LIFE ASSURANCE COMPANY AT 800-445-SUN2. [HARTFORD LIFE INSURANCE COMPANY AT 800-862-6668; TRANSAMERICA LIFE INSURANCE COMPANY, INC. AT 800-851-7555; GENWORTH FINANCIAL
PAT 800-352-9910]

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2004, Nations High Yield Bond Portfolio returned 11.40% without insurance charges. That was slightly lower than the return of its benchmark, the CSFB High Yield Index(1), which was 11.95% for the same period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The high yield market experienced another year of solid returns in 2004. Prices rose and the yield difference between high yield and Treasury securities approached a historical low for the sector. Most industries in the high yield market posted gains. The top performing industries were steel, restaurants and building materials. The airline, consumer durables and environmental services industries fared the worst.

Spanish cable company Ono Finance plc, Goodyear Tire & Rubber Company and paper company Georgia-Pacific Corporation were the portfolio's top performers for the year (0.8%, 1.9% and 1.7% of net assets, respectively). A public offer for Ono and an operational turnaround at Goodyear boosted the value of these holdings. Georgia-Pacific continued to deliver strong results and evidenced credit characteristics that may be approaching investment grade.

One reason the portfolio's return fell shy of its benchmark was that it had a higher exposure to airlines than its benchmark. For most of the year, airlines struggled as oil prices climbed and the portfolio's holdings suffered. The portfolio also lost ground relative to the benchmark because it had less exposure to the restaurant industry, which performed well. By contrast, an underweight in consumer durables helped the portfolio. Few companies in either of these two industries can meet our investment criteria on a cash flow or asset coverage basis -- hence, the underweight.

In addition to disappointing results from airlines, Collins & Aikman Corporation, a supplier of automotive interior systems, and Lumbermens Mutual Casualty, an insurance company that defaulted in 2003, performed poorly for the portfolio (0.4% and less than 0.1% of net assets, respectively).


(1)The CSFB High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.



THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)


HOW HAVE YOU POSITIONED THE PORTFOLIO?(3)

With high yield bonds yielding only about three percentage points more than Treasury securities, we believe that the high yield market may be approaching fair value. At current prices, we are concerned that we may not be adequately compensated for either interest rate or credit risk. As a result, we are raising the portfolio's exposure to floating rate debt and are actively selling bonds that have reached our price targets. The portfolio's cash level, which is higher than normal, may remain elevated until we experience a correction in the high yield market. In our opinion, the opportunity cost of holding cash is not as great as the potential risk of deviating from our investment process.

(3)The outlook for this Portfolio may differ from that presented for other Nations Portfolios.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS -- 93.9%
             AUSTRIA -- 2.1%
    44,288   Erste Bank der osterreichischen Sparkassen AG.................   $  2,364,167
                                                                              ------------
             BERMUDA -- 6.5%
    77,400   Golar LNG, Ltd.!!.............................................      1,125,221
 1,622,878   Shangri-La Asia, Ltd.@(a).....................................      2,328,031
   108,228   Tyco International, Ltd. .....................................      3,868,069
                                                                              ------------
                                                                                 7,321,321
                                                                              ------------
             BRAZIL -- 1.5%
    20,084   Natura Cosmeticos SA(+).......................................        586,035
    36,270   Unibanco Holdings, GDR........................................      1,150,484
                                                                              ------------
                                                                                 1,736,519
                                                                              ------------
             CANADA -- 5.3%
    32,167   Research In Motion, Ltd.!!....................................      2,651,204
    73,277   Shoppers Drug Mart Corporation!!..............................      2,279,375
    40,064   Talisman Energy, Inc. ........................................      1,081,726
                                                                              ------------
                                                                                 6,012,305
                                                                              ------------
             CAYMAN ISLANDS -- 1.0%
   307,500   ASM Pacific Technology, Ltd.(a)...............................      1,107,723
                                                                              ------------
             CHINA -- 1.0%
    20,719   CNOOC, Ltd., ADR..............................................      1,122,763
                                                                              ------------
             FRANCE -- 4.5%
    59,388   JC Decaux SA!!................................................      1,733,933
    26,537   Renault SA....................................................      2,220,134
     5,128   Total SA......................................................      1,120,116
                                                                              ------------
                                                                                 5,074,183
                                                                              ------------
             GERMANY -- 2.4%
    47,520   Bayerische Hypo-und Vereinsbank AG!!..........................      1,079,893
     9,142   SAP AG........................................................      1,629,243
                                                                              ------------
                                                                                 2,709,136
                                                                              ------------
             INDIA -- 1.3%
    74,338   ICICI Bank, Ltd., ADR.........................................      1,497,911
                                                                              ------------
             JAPAN -- 13.8%
    32,000   Canon, Inc. ..................................................      1,733,020
     8,200   Keyence Corporation...........................................      1,841,887
       117   Millea Holdings, Inc. ........................................      1,738,778
       174   Mitsubishi Tokyo Financial Group, Inc. .......................      1,761,800
       269   Net One Systems Co., Ltd. ....................................      1,120,741
   209,200   Nissan Motor Company, Ltd. ...................................      2,290,121
    34,000   Trend Micro, Inc. ............................................      1,846,539
    53,700   Yamada Denki Co., Ltd. .......................................      2,304,643
    65,000   Yamato Transport Co., Ltd. ...................................        966,074
                                                                              ------------
                                                                                15,603,603
                                                                              ------------


  SHARES                                                                          VALUE
-------------------------------------------------------------------------------------------
             MEXICO -- 5.1%
    56,136   America Movil SA de CV, Series L, ADR.........................   $  2,938,720
    46,499   Grupo Televisa SA, ADR!!......................................      2,813,190
                                                                              ------------
                                                                                 5,751,910
                                                                              ------------
             SINGAPORE -- 1.9%
 1,694,000   Capitaland, Ltd.(a)...........................................      2,210,377
                                                                              ------------
             SOUTH KOREA -- 2.0%
     5,270   Samsung Electronics Company, Ltd. ............................      2,299,845
                                                                              ------------
             SWEDEN -- 3.2%
   113,794   Telefonaktiebolaget LM Ericsson, ADR!!(a).....................      3,583,373
                                                                              ------------
             SWITZERLAND -- 10.3%
    31,714   Roche Holding AG..............................................      3,647,920
    16,575   Swiss Life Holding!!..........................................      2,410,116
    10,825   Syngenta AG...................................................      1,149,240
    53,390   UBS AG (REGD).................................................      4,473,285
                                                                              ------------
                                                                                11,680,561
                                                                              ------------
             TAIWAN -- 1.0%
   130,692   Taiwan Semiconductor Manufacturing Company, Ltd., ADR.........      1,109,575
                                                                              ------------
             UNITED KINGDOM -- 21.5%
 1,251,062   ARM Holdings plc..............................................      2,654,118
    86,828   Boots Group plc...............................................      1,092,727
    73,096   Carnival plc..................................................      4,459,914
   533,635   EMI Group plc.................................................      2,714,995
   294,818   Enterprise Inns plc...........................................      4,499,871
   131,738   HSBC Holdings plc.............................................      2,223,202
   358,996   InterContinental Hotels Group plc.............................      4,462,810
   307,216   Reuters Group plc.............................................      2,226,588
                                                                              ------------
                                                                                24,334,225
                                                                              ------------
             UNITED STATES -- 9.5%
   240,583   News Corporation, Inc. .......................................      4,489,278
    54,339   NTL Incorporated!!............................................      3,964,573
    34,235   Wynn Resorts, Ltd.!!..........................................      2,291,006
                                                                              ------------
                                                                                10,744,857
                                                                              ------------
             TOTAL COMMON STOCKS
               (Cost $87,177,207)..........................................    106,264,354
                                                                              ------------
             AFFILIATED INVESTMENT COMPANIES -- 10.4%
               (Cost $11,741,630)
11,741,630   Nations Cash Reserves, Capital Class Shares#..................     11,741,630
                                                                              ------------
             TOTAL INVESTMENTS
               (Cost $98,918,837*)...............................     104.3%   118,005,984
             TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (4.3)%   (4,881,584)
                                                                    -------   ------------
             NET ASSETS..........................................     100.0%  $113,124,400
                                                                    =======   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $2,946,630.

(a)
  All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $2,451,881 and $2,764,149, respectively.

ABBREVIATIONS:

ADR   --   American Depositary Receipt
GDR   --   Global Depositary Receipt
LTD   --   Limited
REGD  --   Registered

The Portfolio was invested in the following countries at December 31, 2004:

                                                  % OF NET
COUNTRY                                            ASSETS
----------------------------------------------------------
United Kingdom                                      21.5%
Japan                                               13.8
Switzerland                                         10.3
United States                                        9.5
Bermuda                                              6.5
Canada                                               5.3
Mexico                                               5.1
France                                               4.5
Sweden                                               3.2
Germany                                              2.4
Other                                               17.9
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


At December 31, 2004, the Portfolio held investments in the following sectors:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS            VALUE
---------------------------------------------------------------------------------------------
Common stocks:
Lodging and recreation......................................          15.9%   $    18,041,632
Commercial banking..........................................           8.9         10,077,457
Broadcasting and cable......................................           6.0          6,777,763
Telecommunications services.................................           5.8          6,522,093
Publishing and advertising..................................           5.5          6,223,211
Media.......................................................           4.4          4,941,583
Semiconductors..............................................           4.3          4,871,416
Software....................................................           4.1          4,596,523
Automotive..................................................           4.0          4,510,255
Investment services.........................................           4.0          4,473,285
Computers and office equipment..............................           3.9          4,384,224
Insurance...................................................           3.7          4,148,894
Conglomerates...............................................           3.4          3,868,069
Pharmaceuticals.............................................           3.2          3,647,920
Food and drug stores........................................           3.0          3,372,102
Electronics.................................................           2.0          2,304,643
Diversified electronics.....................................           2.0          2,299,845
Integrated oil..............................................           2.0          2,242,879
Real estate.................................................           1.9          2,210,377
Railroads, trucking and shipping............................           1.8          2,091,295
Diversified manufacturing...................................           1.6          1,841,887
Other.......................................................           2.5          2,817,001
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          93.9        106,264,354
AFFILIATED INVESTMENT COMPANIES.............................          10.4         11,741,630
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         104.3        118,005,984
OTHER ASSETS AND LIABILITIES (NET)..........................          (4.3)        (4,881,584)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $   113,124,400
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          COMMON STOCKS -- 96.8%
          BRAZIL -- 4.3%
 53,700   Centrais Electricas Brasileiras SA, ADR.......................   $   389,201
 10,510   Petroleo Brasileiro SA - 'A', ADR.............................       380,567
    309   Tele Centro Oeste Celular Participacoes SA, ADR...............         3,050
     24   Tele Leste Celular Participacoes SA, ADR!!....................           292
 21,100   Tele Norte Leste Participacoes SA, ADR........................       355,957
    291   Telesp Celular Participacoes SA, ADR!!........................         1,979
    192   Tim Participacoes SA, ADR.....................................         2,961
                                                                           -----------
                                                                             1,134,007
                                                                           -----------
          CANADA -- 0.4%
 55,200   Bombardier, Inc., Class B.....................................       109,649
                                                                           -----------
          FRANCE -- 4.8%
 29,510   Alcatel SA, ADR!!.............................................       461,241
  7,800   Carrefour SA!!................................................       371,499
  5,500   Nexans SA.....................................................       216,277
  2,715   Regie National Usines Renault.................................       227,142
                                                                           -----------
                                                                             1,276,159
                                                                           -----------
          GERMANY -- 10.6%
 17,630   Bayerische Hypo-und Vereinsbank AG, ADR!!.....................       400,910
  7,400   DaimlerChrysler AG............................................       355,570
 42,890   Deutsche Telekom AG, ADR!!....................................       972,744
  3,190   EON AG, ADR...................................................       290,290
  2,112   Hypo Real Estate Holdings AG, ADR!!...........................        87,615
  1,400   Muenchener Rueckversicherungs - Gesellschaft AG...............       171,716
 55,100   Volkswagen AG.................................................       499,547
                                                                           -----------
                                                                             2,778,392
                                                                           -----------
          ITALY -- 3.0%
 83,640   Banca Intesa SpA..............................................       402,195
  9,754   Telecom Italia SpA, ADR.......................................       398,646
                                                                           -----------
                                                                               800,841
                                                                           -----------
          JAPAN -- 22.1%
 13,700   Daiichi Pharmaceutical Company, Ltd. .........................       296,593
  7,400   Fuji Photo Film Company, Ltd., ADR............................       273,652
  9,610   Hitachi, Ltd., ADR............................................       667,222
     62   Japan Tobacco, Inc. ..........................................       707,341
 24,700   Matsushita Electric Industrial Company, Ltd., ADR.............       396,435
  7,400   Millea Holdings, Inc., ADR....................................       552,106
134,000   Mitsubishi Heavy Industries, Ltd. ............................       380,355
 51,380   Mitsubishi Tokyo Financial Group Inc., ADR....................       525,104
 37,000   Mitsui Sumitomo Insurance Company, Ltd. ......................       322,001
 14,700   Nippon Telegraph and Telephone Corporation, ADR...............       331,485


SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          JAPAN -- (CONTINUED)
  5,000   Ono Pharmaceutical Company, Ltd. .............................   $   280,900
  1,800   Rohm Company, Ltd. ...........................................       186,319
 18,000   Sankyo Company, Ltd. .........................................       406,332
 68,200   Sumitomo Mitsui Financial Group, Inc., ADR....................       495,841
                                                                           -----------
                                                                             5,821,686
                                                                           -----------
          MEXICO -- 1.5%
 10,090   Telefonos de Mexico SA de CV 'L', ADR.........................       386,649
                                                                           -----------
          NETHERLANDS -- 10.9%
 18,002   ABN AMRO Holding NV, ADR......................................       478,853
 15,500   Aegon NV......................................................       212,505
  6,120   Akzo Nobel NV, ADR............................................       260,039
  9,135   ING Groep NV, ADR.............................................       276,334
 72,800   Koninklijke Ahold NV, ADR!!@..................................       565,656
 11,000   Unilever NV...................................................       733,810
 16,465   Wolters Kluwer NV, ADR........................................       330,553
                                                                           -----------
                                                                             2,857,750
                                                                           -----------
          NEW ZEALAND -- 1.3%
  9,760   Telecom Corporation of New
            Zealand, Ltd., ADR..........................................       346,090
                                                                           -----------
          PORTUGAL -- 1.9%
 41,292   Portugal Telecommunications, SGPS, SA, ADR....................       508,305
                                                                           -----------
          RUSSIA -- 1.6%
  3,500   LUKOIL, ADR...................................................       424,900
                                                                           -----------
          SINGAPORE -- 3.0%
 10,410   DBS Group Holdings, Ltd., ADR@................................       410,686
 46,000   Overseas Chinese Banking Corporation, Ltd. ...................       380,421
                                                                           -----------
                                                                               791,107
                                                                           -----------
          SOUTH KOREA -- 3.1%
  4,330   Korea Electric Power Corporation..............................       112,308
 26,910   Korea Electric Power Corporation, ADR.........................       356,288
  1,190   KT Corporation................................................        47,739
 14,250   KT Corporation, ADR...........................................       310,793
                                                                           -----------
                                                                               827,128
                                                                           -----------
          SPAIN -- 5.4%
 30,570   Banco Bilbao Vizcaya Argentaria SA, ADR.......................       542,312
 15,592   Telefonica SA, ADR............................................       880,947
                                                                           -----------
                                                                             1,423,259
                                                                           -----------
          SWITZERLAND -- 7.2%
 15,700   Nestle SA.....................................................     1,026,899
  9,330   Swisscom AG, ADR..............................................       368,815
 29,800   Zurich Financial Services AG, ADR@............................       496,885
                                                                           -----------
                                                                             1,892,599
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



SHARES                                                                        VALUE
---------------------------------------------------------------------------------------
          UNITED KINGDOM -- 14.7%
 25,120   BAE Systems plc, ADR..........................................   $   444,662
  8,812   BT Group plc, ADR.............................................       348,338
  9,930   Corus Group plc, ADR!!........................................        97,513
 14,290   GlaxoSmithKline plc, ADR......................................       677,203
 45,050   Invensys plc, ADR!!@..........................................        26,814
121,800   ITV plc.......................................................       246,121
 19,112   J Sainsbury plc, ADR..........................................       397,019
 12,064   Marks & Spencer Group plc, ADR................................       476,668
 90,600   Royal & Sun Alliance Insurance Group plc@.....................       134,806
 90,600   Royal & Sun Alliance Insurance Group plc......................       134,806
  9,000   Unilever plc, ADR.............................................       355,680
133,100   Wm. Morrison Supermarkets plc.................................       528,966
                                                                           -----------
                                                                             3,868,596
                                                                           -----------
          VENEZUELA -- 1.0%
 11,443   Cia Anonima Nacional Telefonos
            de Venezuela, ADR...........................................       256,209
                                                                           -----------
          TOTAL COMMON STOCKS
            (Cost $20,223,269)..........................................    25,503,326
                                                                           -----------
          PREFERRED STOCKS -- 0.3%
            (Cost $90,355)
          BRAZIL -- 0.3%
  2,080   Telecomunicacoes Brasileiras
            SA - Telebras, ADR..........................................        66,934
                                                                           -----------
          AFFILIATED INVESTMENT COMPANIES -- 3.8%
            (Cost $994,000)
994,000   Nations Cash Reserves,
            Capital Class Shares#.......................................       994,000
                                                                           -----------
          TOTAL INVESTMENTS
            (Cost $21,307,624*)...............................     100.9%   26,564,260
                                                                           -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (0.9)%    (231,997)
                                                                 -------   -----------
          NET ASSETS..........................................     100.0%  $26,332,263
                                                                 =======   ===========

---------------

 *
 Federal income tax information (see Note 10).

 !!
 Non-income producing security.

 @
 Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

#Money market mutual fund registered under the Investment Company
 Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
LTD  --   Limited

The Portfolio was invested in the following countries at December 31, 2004:

                                                  % OF NET
COUNTRY                                            ASSETS
----------------------------------------------------------
Japan                                               22.1%
United Kingdom                                      14.7
Netherlands                                         10.9
Germany                                             10.6
Switzerland                                          7.2
Spain                                                5.4
France                                               4.8
Brazil                                               4.6
South Korea                                          3.1
Italy                                                3.0
Other                                               13.6
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


At December 31, 2004, the Portfolio held investments in the following sectors:

                                                                % OF NET
SECTOR DIVERSIFICATION                                           ASSETS            VALUE
---------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................          21.0%   $     5,520,999
Commercial banking..........................................          14.1          3,723,937
Food products...............................................           8.0          2,116,389
Insurance...................................................           7.7          2,024,825
Food and drug stores........................................           7.1          1,863,140
Pharmaceuticals.............................................           6.3          1,661,028
Automotive..................................................           4.1          1,082,259
Oil and gas.................................................           3.1            805,467
Tobacco.....................................................           2.7            707,341
Electric power -- Non nuclear...............................           2.6            679,491
Electronics.................................................           2.5            667,222
Media.......................................................           2.2            576,674
Aerospace and defense.......................................           2.1            554,311
Retail -- Specialty.........................................           1.8            476,668
Electric power -- Nuclear...................................           1.8            468,596
Networking and telecommunications equipment.................           1.8            461,241
Heavy machinery.............................................           1.5            407,169
Household products..........................................           1.5            396,435
Financial services..........................................           1.0            276,334
Other.......................................................           3.9          1,033,800
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          96.8         25,503,326
PREFERRED STOCKS............................................           0.3             66,934
AFFILIATED INVESTMENT COMPANIES.............................           3.8            994,000
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         100.9         26,564,260
OTHER ASSETS AND LIABILITIES (NET)..........................          (0.9)          (231,997)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $    26,332,263
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            COMMON STOCKS -- 96.2%
            APPAREL AND TEXTILES -- 2.3%
   49,831   Nike, Inc., Class B...........................................   $  4,519,173
                                                                             ------------
            COMMERCIAL BANKING -- 2.5%
  102,436   Citigroup, Inc................................................      4,935,366
                                                                             ------------
            COMMERCIAL SERVICES -- 3.9%
   66,163   eBay, Inc.!!..................................................      7,693,434
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.0%
  139,645   Dell, Inc.!!..................................................      5,884,640
                                                                             ------------
            CONSUMER CREDIT AND MORTGAGES -- 4.6%
  243,274   Countrywide Financial Corporation.............................      9,003,571
                                                                             ------------
            DEPARTMENT AND DISCOUNT STORES -- 1.7%
   64,373   Target Corporation............................................      3,342,890
                                                                             ------------
            DIVERSIFIED ELECTRONICS -- 0.3%
    5,040   Harman International Industries, Inc. ........................        640,080
                                                                             ------------
            DIVERSIFIED
              MANUFACTURING -- 6.2%
  332,307   General Electric Company......................................     12,129,206
                                                                             ------------
            ELECTRIC POWER --
              NON NUCLEAR -- 2.5%
   74,625   TXU Corporation...............................................      4,817,790
                                                                             ------------
            FINANCE -- MISCELLANEOUS -- 7.1%
   12,420   Chicago Mercantile Exchange...................................      2,840,454
  205,818   SLM Corporation...............................................     10,988,623
                                                                             ------------
                                                                               13,829,077
                                                                             ------------
            FOOD AND DRUG STORES -- 1.3%
   26,875   Whole Foods Market, Inc.......................................      2,562,531
                                                                             ------------
            HEALTH SERVICES -- 9.3%
  205,725   UnitedHealth Group, Inc.......................................     18,109,972
                                                                             ------------
            HEAVY MACHINERY -- 3.4%
   67,829   Caterpillar, Inc..............................................      6,614,006
                                                                             ------------


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 4.1%
  145,800   Procter & Gamble Company......................................   $  8,030,664
                                                                             ------------
            HOUSING AND FURNISHING -- 1.8%
   61,599   Lennar Corporation, Class A...................................      3,491,431
                                                                             ------------
            INVESTMENT SERVICES -- 4.1%
   77,501   Goldman Sachs Group, Inc......................................      8,063,204
                                                                             ------------
            LODGING AND RECREATION -- 7.0%
   47,167   Four Seasons Hotels, Inc......................................      3,857,789
   50,746   MGM Mirage, Inc.!!............................................      3,691,264
   92,391   Wynn Resorts, Ltd.!!..........................................      6,182,806
                                                                             ------------
                                                                               13,731,859
                                                                             ------------
            MEDICAL DEVICES AND
              SUPPLIES -- 5.3%
   58,732   Medtronic, Inc................................................      2,917,218
   93,670   Zimmer Holdings, Inc.!!.......................................      7,504,841
                                                                             ------------
                                                                               10,422,059
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.0%
  228,909   QUALCOMM, Inc.................................................      9,705,742
                                                                             ------------
            PHARMACEUTICALS -- 7.0%
  180,939   Genentech, Inc.!!.............................................      9,850,319
  144,661   Pfizer, Inc...................................................      3,889,934
                                                                             ------------
                                                                               13,740,253
                                                                             ------------
            RAILROADS, TRUCKING AND SHIPPING -- 4.0%
   79,457   FedEx Corporation.............................................      7,825,720
                                                                             ------------
            RESTAURANTS -- 2.9%
   89,997   Starbucks Corporation!!.......................................      5,612,213
                                                                             ------------
            SOFTWARE -- 2.9%
   93,067   Electronic Arts, Inc.!!.......................................      5,740,373
                                                                             ------------
            SPECIALTY STORES -- 4.0%
  136,994   Lowe's Companies, Inc.........................................      7,889,484
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $134,146,491).........................................    188,334,738
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 4.8%
              (Cost $9,377,000)
9,377,000   Nations Cash Reserves, Capital Class Shares#..................   $  9,377,000
                                                                             ------------
            TOTAL INVESTMENTS
              (Cost $143,523,491*)..............................     101.0%   197,711,738
                                                                             ------------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (1.0)%   (1,974,100)
                                                                   -------   ------------
            NET ASSETS..........................................     100.0%  $195,737,638
                                                                   =======   ============

---------------

 *Federal income tax information (see Note 10).
 !!
  Non-income producing security.
 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

LTD  --   Limited

At December 31, 2004, the Portfolio held investments in the following sectors:


                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Health services                                      9.3%
Finance -- Miscellaneous                             7.1
Pharmaceuticals                                      7.0
Lodging and recreation                               7.0
Diversified manufacturing                            6.2
Medical devices and supplies                         5.3
Networking and telecommunications equipment          5.0
Consumer credit and mortgages                        4.6
Investment services                                  4.1
Household products                                   4.1
Other                                               40.3
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS -- 94.1%
             AEROSPACE AND DEFENSE -- 1.1%
     2,100   Armor Holdings, Inc.!!........................................   $    98,742
       475   DRS Technologies, Inc.!!......................................        20,287
       575   Innovative Solutions and Support, Inc.!!......................        19,182
     5,994   MTC Technologies, Inc.!!......................................       201,219
     2,400   Teledyne Technologies, Inc.!!.................................        70,632
     1,000   United Industrial Corporation.................................        38,740
                                                                              -----------
                                                                                  448,802
                                                                              -----------
             AIRLINES -- 0.4%
     8,900   AirTran Holdings, Inc.!!......................................        95,230
     7,200   Frontier Airlines, Inc.!!.....................................        82,152
                                                                              -----------
                                                                                  177,382
                                                                              -----------
             APPAREL AND TEXTILES -- 2.2%
     3,550   Deckers Outdoor Corporation!!(a)..............................       166,815
    10,338   Joseph A. Bank Clothiers, Inc.!!(a)...........................       292,565
    14,550   Wolverine World Wide, Inc. ...................................       457,161
                                                                              -----------
                                                                                  916,541
                                                                              -----------
             BROADCASTING AND CABLE -- 1.3%
    34,450   Radio One, Inc., Class D!!....................................       555,334
                                                                              -----------
             CHEMICALS -- BASIC -- 0.1%
     1,475   Delta and Pine Land Company...................................        40,238
                                                                              -----------
             CHEMICALS -- SPECIALTY -- 2.2%
    14,098   Aceto Corporation.............................................       268,426
     3,050   Airgas, Inc. .................................................        80,856
     9,037   Symyx Technologies, Inc.!!....................................       271,833
    18,475   The Mosaic Company!!..........................................       301,511
                                                                              -----------
                                                                                  922,626
                                                                              -----------
             COMMERCIAL BANKING -- 3.3%
     8,504   City National Corporation.....................................       600,807
     6,136   F.N.B. Corporation............................................       124,929
     9,424   First National Bankshares of Florida, Inc. ...................       225,234
     4,100   Main Street Banks, Inc. ......................................       143,213
     8,669   South Financial Group, Inc. ..................................       282,003
                                                                              -----------
                                                                                1,376,186
                                                                              -----------
             COMMERCIAL SERVICES -- 1.6%
     7,675   Heidrick & Struggles International, Inc.!!....................       263,022
     3,325   Navigant Consulting, Inc.!!...................................        88,445
     5,950   Resources Connection, Inc.!!..................................       323,145
                                                                              -----------
                                                                                  674,612
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMPUTER SERVICES -- 5.4%
     9,009   Anteon International Corporation!!............................   $   377,116
     8,502   Cognizant Technology Solutions Corporation!!..................       359,890
    30,575   Digitas, Inc.!!...............................................       291,991
    40,475   Harris Interactive, Inc.!!....................................       319,753
     4,400   InfoSpace, Inc.!!.............................................       209,220
    20,718   Secure Computing Corporation!!................................       206,766
    23,724   Virage Logic Corporation!!....................................       440,554
                                                                              -----------
                                                                                2,205,290
                                                                              -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.5%
    10,775   Avocent Corporation!!.........................................       436,603
     8,225   Global Imaging Systems, Inc.!!................................       324,888
    22,143   Plexus Corporation!!..........................................       288,080
                                                                              -----------
                                                                                1,049,571
                                                                              -----------
             CONGLOMERATES -- 0.3%
     3,475   Waste Connections, Inc.!!.....................................       119,019
                                                                              -----------
             CONSTRUCTION -- 1.2%
    12,304   Chicago Bridge & Iron Company NV..............................       492,160
                                                                              -----------
             CONSUMER SERVICES -- 2.1%
    19,594   Education Management Corporation!!............................       646,797
     1,650   Overstock.com, Inc.!!.........................................       113,850
     3,450   Shopping.com, Ltd.!!..........................................        97,463
                                                                              -----------
                                                                                  858,110
                                                                              -----------
             DIVERSIFIED ELECTRONICS -- 4.4%
    26,390   Aeroflex, Inc.!!..............................................       319,847
    16,529   Anaren Microwave, Inc.!!......................................       214,216
     4,544   Applied Films Corporation!!...................................        97,969
    12,079   Daktronics, Inc.!!............................................       300,646
     6,506   Dionex Corporation!!..........................................       368,695
     1,650   Engineered Support Systems, Inc. .............................        97,713
     5,903   FLIR Systems, Inc.!!..........................................       376,551
       950   II-VI, Inc.!!.................................................        40,366
                                                                              -----------
                                                                                1,816,003
                                                                              -----------
             DIVERSIFIED MANUFACTURING -- 3.9%
    10,300   Actuant Corporation, Class A!!................................       537,145
     9,775   Allegheny Technologies, Inc. .................................       211,824
     5,163   CUNO, Inc.!!..................................................       306,682
    12,676   Griffon Corporation!!.........................................       342,252
     4,075   The Middleby Corporation(a)...................................       206,684
                                                                              -----------
                                                                                1,604,587
                                                                              -----------
             EXPLORATION AND PRODUCTION -- 0.5%
    22,700   Brigham Exploration Company!!.................................       204,300
                                                                              -----------
             FINANCE -- MISCELLANEOUS -- 4.6%
    12,212   Affiliated Managers Group, Inc.!!.............................       827,241
    18,775   Boston Private Financial Holdings, Inc. ......................       528,892

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             FINANCE -- MISCELLANEOUS -- (CONTINUED)
     8,600   Euronet Worldwide, Inc.!!.....................................   $   223,772
     1,200   Fidelity Bankshares, Inc. ....................................        51,312
    10,000   World Acceptance Corporation!!................................       275,100
                                                                              -----------
                                                                                1,906,317
                                                                              -----------
             FOOD PRODUCTS -- 1.0%
     7,765   Corn Products International, Inc. ............................       415,893
                                                                              -----------
             HEALTH SERVICES -- 7.0%
    19,550   Centene Corporation!!.........................................       554,243
     7,360   Digene Corporation!!..........................................       192,464
     5,100   HealthExtras, Inc.!!..........................................        83,130
    26,800   Province Healthcare Company!!.................................       598,980
     7,105   Stericycle, Inc.!!............................................       326,475
     5,847   Triad Hospitals, Inc.!!.......................................       217,567
    45,130   VCA Antech, Inc.!!............................................       884,547
                                                                              -----------
                                                                                2,857,406
                                                                              -----------
             HEAVY MACHINERY -- 0.9%
     5,650   Bucyrus International, Inc. ..................................       229,616
     1,640   Toro Company..................................................       133,414
                                                                              -----------
                                                                                  363,030
                                                                              -----------
             HOUSEHOLD PRODUCTS -- 0.3%
     4,125   Yankee Candle Company, Inc.!!.................................       136,868
                                                                              -----------
             HOUSING AND FURNISHING -- 1.7%
     2,700   Beazer Homes USA, Inc.(a).....................................       394,767
     9,869   Tuesday Morning Corporation!!.................................       302,287
                                                                              -----------
                                                                                  697,054
                                                                              -----------
             INSURANCE -- 1.3%
    11,310   Bristol West Holdings, Inc. ..................................       226,200
     5,013   Triad Guaranty, Inc.!!........................................       303,186
                                                                              -----------
                                                                                  529,386
                                                                              -----------
             INTEGRATED OIL -- 1.9%
    12,830   Oceaneering International, Inc.!!.............................       478,816
    10,660   Remington Oil & Gas Corporation!!.............................       290,485
                                                                              -----------
                                                                                  769,301
                                                                              -----------
             LODGING AND RECREATION -- 4.3%
     5,275   Boyd Gaming Corporation.......................................       219,704
    11,375   Gaylord Entertainment Company!!...............................       472,404
     4,200   Kerzner International, Ltd.!!.................................       252,210
    10,844   Shuffle Master, Inc.!!(a).....................................       510,751
     7,925   Winnebago Industries, Inc. ...................................       309,551
                                                                              -----------
                                                                                1,764,620
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES -- 4.8%
     7,925   American Medical Systems Holdings, Inc.!!.....................   $   331,344
     5,625   Immucor, Inc.!!...............................................       132,244
     3,200   Inamed Corporation!!..........................................       202,400
    15,025   Kyphon, Inc.!!................................................       387,044
     3,895   Mine Safety Appliances Company................................       197,477
     9,126   Respironics, Inc.!!...........................................       496,089
     8,590   Wright Medical Group, Inc.!!..................................       244,815
                                                                              -----------
                                                                                1,991,413
                                                                              -----------
             METALS AND MINING -- 1.3%
    13,326   AMCOL International Corporation...............................       267,719
     6,700   Steel Dynamics, Inc. .........................................       253,796
                                                                              -----------
                                                                                  521,515
                                                                              -----------
             NATURAL GAS DISTRIBUTION -- 1.0%
     7,050   Energen Corporation...........................................       415,598
                                                                              -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.8%
    21,650   AudioCodes, Ltd.!!(a).........................................       359,606
    18,175   C.COR, Inc.!!.................................................       169,028
    10,925   Tekelec!!.....................................................       223,307
                                                                              -----------
                                                                                  751,941
                                                                              -----------
             OILFIELD SERVICES -- 2.2%
     7,995   Atwood Oceanics, Inc.!!.......................................       416,540
    16,800   Varco International, Inc.!!...................................       489,720
                                                                              -----------
                                                                                  906,260
                                                                              -----------
             PHARMACEUTICALS -- 7.8%
    14,705   Affymetrix, Inc.!!............................................       537,467
     9,275   Angiotech Pharmaceuticals, Inc.!!.............................       171,124
    10,075   AtheroGenics, Inc.!!(a).......................................       237,367
    11,732   Axcan Pharma, Inc.!!(a).......................................       226,780
    12,805   Connetics Corporation!!.......................................       311,032
     4,200   Martek Biosciences Corporation!!..............................       215,040
     4,475   OSI Pharmaceuticals, Inc.!!...................................       334,953
     2,675   Par Pharmaceutical Company, Inc.!!............................       110,692
    20,128   Penwest Pharmaceuticals Company!!.............................       240,731
     4,675   Pharmion Corporation!!........................................       197,332
       400   PRA International!!...........................................         9,912
    12,163   Protein Design Labs, Inc.!!...................................       251,288
     8,875   Salix Pharmaceuticals, Inc.!!.................................       156,111
    10,525   Telik, Inc.!!.................................................       201,449
                                                                              -----------
                                                                                3,201,278
                                                                              -----------
             PUBLISHING AND ADVERTISING -- 0.5%
     3,175   R.H. Donnelley Corporation!!..................................       187,484
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             RAILROADS, TRUCKING AND SHIPPING -- 2.1%
     1,900   Landstar System, Inc.!!.......................................   $   139,916
     7,700   U.S. Xpress Enterprises, Inc.!!...............................       225,610
     7,484   UTI Worldwide, Inc. ..........................................       509,062
                                                                              -----------
                                                                                  874,588
                                                                              -----------
             RESTAURANTS -- 1.8%
     8,300   Panera Bread Company, Class A!!(a)............................       334,656
    12,150   RARE Hospitality International, Inc.!!........................       387,099
                                                                              -----------
                                                                                  721,755
                                                                              -----------
             SEMICONDUCTORS -- 4.8%
     9,225   Cymer, Inc.!!.................................................       272,507
    35,852   Microsemi Corporation!!.......................................       622,390
    19,050   Semtech Corporation!!.........................................       416,624
     8,125   Silicon Laboratories, Inc.!!..................................       286,894
     2,125   Tessera Technologies, Inc.!!..................................        79,071
     7,725   Varian Semiconductor Equipment Associates, Inc.!!.............       284,666
                                                                              -----------
                                                                                1,962,152
                                                                              -----------
             SOFTWARE -- 6.9%
     8,353   Ansys, Inc.!!.................................................       267,797
    28,350   Borland Software Corporation!!................................       331,128
    10,250   Epicor Software Corporation!!.................................       144,423
    16,301   EPIQ Systems, Inc.!!..........................................       238,647
    12,075   Hyperion Solutions Corporation!!..............................       562,936
     6,200   Manhattan Associates, Inc.!!..................................       148,056
    20,725   Neoware Systems, Inc.!!(a)....................................       192,929
     1,300   Niku Corporation!!............................................        26,208
    15,565   OPNET Technologies, Inc.!!....................................       131,057
    13,700   Packeteer, Inc.!!.............................................       197,965
    18,007   Progress Software Corporation!!...............................       420,463
     9,211   RSA Security, Inc.!!..........................................       184,773
                                                                              -----------
                                                                                2,846,382
                                                                              -----------
             SPECIALTY STORES -- 2.0%
     4,000   Aeropostale, Inc.!!...........................................       117,720
     5,850   Blue Nile, Inc.!!(a)..........................................       161,577
    16,950   Hibbet Sporting Goods, Inc.!!.................................       451,040
     4,500   Pacific Sunwear of California, Inc.!!.........................       100,170
                                                                              -----------
                                                                                  830,507
                                                                              -----------
             TELECOMMUNICATIONS
               SERVICES -- 1.6%
    10,175   Aspect Communications Corporation!!...........................       113,350
    13,050   SBA Communications Corporation!!..............................       121,104
    12,300   SpectraLink Corporation.......................................       174,414
     9,025   Western Wireless Corporation, Class A!!.......................       264,432
                                                                              -----------
                                                                                  673,300
                                                                              -----------
             TOTAL COMMON STOCKS
               (Cost $29,202,035)..........................................    38,784,809
                                                                              -----------


  SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             AFFILIATED INVESTMENT COMPANIES -- 12.1%
               (Cost $4,968,515)
 4,968,515   Nations Cash Reserves, Capital Class Shares#..................   $ 4,968,515
                                                                              -----------
             NON-AFFILIATED INVESTMENT COMPANIES -- 2.9%
     1,625   iShares Dow Jones U.S. Real Estate Index Fund(a)..............       200,200
     2,675   iShares Nasdaq Biotechnology Index Fund(a)....................       201,695
     6,075   iShares Russell 2000 Index Fund(a)............................       786,713
                                                                              -----------
             TOTAL NON-AFFILIATED INVESTMENT COMPANIES
               (Cost $1,102,073)...........................................     1,188,608
                                                                              -----------
             TOTAL INVESTMENTS
               (Cost $35,272,623*)...............................     109.1%   44,941,932
                                                                              -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (9.1)%  (3,731,919)
                                                                    -------   -----------
             NET ASSETS..........................................     100.0%  $41,210,013
                                                                    =======   ===========

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $3,749,515.

(a)
  All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $2,607,326 and $3,643,900, respectively.

ABBREVIATIONS:

LTD  --   Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Pharmaceuticals                                      7.8%
Health services                                      7.0
Software                                             6.9
Computer services                                    5.4
Medical devices and supplies                         4.8
Semiconductors                                       4.8
Finance -- Miscellaneous                             4.6
Diversified electronics                              4.4
Lodging and recreation                               4.3
Diversified manufacturing                            3.9
Other                                               46.1
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 96.1%
            BROADCASTING AND CABLE -- 1.6%
   27,424   Lions Gate Entertainment Corporation!!........................   $   291,243
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 3.2%
   10,313   Monsanto Company..............................................       572,887
                                                                             -----------
            COMMERCIAL BANKING -- 2.6%
   14,030   South Financial Group, Inc. ..................................       456,396
                                                                             -----------
            COMMERCIAL SERVICES -- 2.7%
    4,116   eBay, Inc.!!..................................................       478,608
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    3,180   Research In Motion, Ltd.!!....................................       262,096
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 4.0%
   19,497   Countrywide Financial Corporation.............................       721,584
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 4.4%
    6,204   Harman International Industries, Inc. ........................       787,908
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 1.0%
    3,079   Ceradyne, Inc.!!..............................................       176,150
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 11.4%
    3,918   Chicago Mercantile Exchange ..................................       896,046
   12,771   MarketAxess Holdings, Inc.!!..................................       217,235
    1,829   Moody's Corporation...........................................       158,849
   16,568   UCBH Holdings, Inc. ..........................................       759,146
                                                                             -----------
                                                                               2,031,276
                                                                             -----------
            FOOD AND DRUG STORES -- 1.7%
    3,275   Whole Foods Market, Inc. .....................................       312,271
                                                                             -----------
            HEALTH SERVICES -- 7.9%
    9,984   AMERIGROUP Corporation!!......................................       755,389
    2,983   Foxhollow Technologies, Inc.!!(a).............................        73,352
    6,567   UnitedHealth Group, Inc. .....................................       578,093
                                                                             -----------
                                                                               1,406,834
                                                                             -----------
            HOUSING AND FURNISHING -- 2.5%
    3,345   Toll Brothers, Inc.!!.........................................       229,501
    7,551   WCI Communities, Inc.!!.......................................       221,999
                                                                             -----------
                                                                                 451,500
                                                                             -----------
            INVESTMENT SERVICES -- 3.7%
   16,598   Jefferies Group, Inc. ........................................       668,567
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 20.8%
    7,175   Brunswick Corporation.........................................   $   355,163
    3,075   Four Seasons Hotels, Inc.(a)..................................       251,504
    9,158   Kerzner International, Ltd.!!.................................       549,938
    7,495   Las Vegas Sands Corporation!!.................................       359,760
   14,877   Royal Caribbean Cruises, Ltd.(a)..............................       809,904
  373,888   Shangri-La Asia, Ltd.(+)......................................       536,345
   12,638   Wynn Resorts, Ltd.!!..........................................       845,734
                                                                             -----------
                                                                               3,708,348
                                                                             -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.8%
   17,323   Wright Medical Group, Inc.!!..................................       493,706
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.8%
   11,879   QUALCOMM, Inc. ...............................................       503,670
                                                                             -----------
            PHARMACEUTICALS -- 2.8%
    9,095   Genentech, Inc.!!.............................................       495,132
                                                                             -----------
            PUBLISHING AND ADVERTISING -- 2.0%
    5,178   Getty Images, Inc.!!..........................................       356,505
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 3.0%
    5,386   FedEx Corporation.............................................       530,467
                                                                             -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.5%
   40,938   Government Properties Trust, Inc. ............................       403,649
    3,649   Redwood Trust, Inc. ..........................................       226,566
                                                                             -----------
                                                                                 630,215
                                                                             -----------
            RESTAURANTS -- 1.9%
    7,011   Yum! Brands, Inc. ............................................       330,779
                                                                             -----------
            SOFTWARE -- 3.1%
    9,092   Electronic Arts, Inc.!!.......................................       560,795
                                                                             -----------
            SPECIALTY STORES -- 3.2%
   16,211   PETsMart, Inc. ...............................................       575,977
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   14,011   Cincinnati Bell, Inc.!!.......................................        58,146
   18,076   Crown Castle International Corporation!!......................       300,784
                                                                             -----------
                                                                                 358,930
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $13,221,683)..........................................    17,161,844
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 0.6%
              (Cost $96,675)
            LODGING AND RECREATION -- 0.6%
$  94,000   Kerzner International Ltd., 2.375% 04/15/24...................   $   114,328
                                                                             -----------

 SHARES
---------
            AFFILIATED INVESTMENT COMPANIES -- 8.2%
              (Cost $1,457,739)
1,457,739   Nations Cash Reserves, Capital Class Shares#..................     1,457,739
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $14,776,097*)...............................     104.9%   18,733,911
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (4.9)%    (880,037)
                                                                   -------   -----------
            NET ASSETS..........................................     100.0%  $17,853,874
                                                                   =======   ===========

---------------

 *Federal income tax information (see Note 10).

 !!
  Non-income producing security.

 (+)
  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $416,739.

(a)
  All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $319,073 and $401,265, respectively.

ABBREVIATIONS:

LTD  --   Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Lodging and recreation                              21.4%
Finance -- Miscellaneous                            11.4
Health services                                      7.9
Diversified electronics                              4.4
Consumer credit and mortgages                        4.0
Investment services                                  3.7
Real Estate Investment Trusts (REITs)                3.5
Specialty stores                                     3.2
Chemicals -- Specialty                               3.2
Software                                             3.1
Railroads, trucking and shipping                     3.0
Other                                               31.2
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.6%
            AEROSPACE AND DEFENSE -- 1.6%
   15,710   General Dynamics Corporation..................................   $  1,643,266
   15,349   Lockheed Martin Corporation...................................        852,637
                                                                             ------------
                                                                                2,495,903
                                                                             ------------
            APPAREL AND TEXTILES -- 2.2%
   36,790   Nike, Inc., Class B...........................................      3,336,485
                                                                             ------------
            BEVERAGES -- 0.7%
   19,894   PepsiCo, Inc. ................................................      1,038,467
                                                                             ------------
            CHEMICALS -- SPECIALTY -- 0.5%
   15,100   Monsanto Company..............................................        838,805
                                                                             ------------
            COMMERCIAL BANKING -- 3.6%
  114,555   Citigroup, Inc................................................      5,519,260
                                                                             ------------
            COMMERCIAL SERVICES -- 3.7%
   48,940   eBay, Inc.!!..................................................      5,690,743
                                                                             ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.9%
  106,934   Dell, Inc.!!..................................................      4,506,199
                                                                             ------------
            CONGLOMERATES -- 2.0%
   84,077   Tyco International, Ltd.......................................      3,004,912
                                                                             ------------
            CONSTRUCTION -- 0.8%
   11,460   KB Home.......................................................      1,196,424
                                                                             ------------
            CONSUMER CREDIT AND MORTGAGES -- 3.1%
  130,066   Countrywide Financial Corporation.............................      4,813,743
                                                                             ------------
            DEPARTMENT AND DISCOUNT STORES -- 1.4%
   40,777   Target Corporation............................................      2,117,550
                                                                             ------------
            DIVERSIFIED MANUFACTURING -- 4.8%
  202,503   General Electric Company......................................      7,391,360
                                                                             ------------
            FINANCE -- MISCELLANEOUS -- 5.8%
    8,992   Chicago Mercantile Exchange...................................      2,056,470
  116,259   SLM Corporation...............................................      6,207,068
   13,263   UCBH Holdings, Inc............................................        607,711
                                                                             ------------
                                                                                8,871,249
                                                                             ------------
            FOOD AND DRUG STORES -- 0.8%
   28,596   CVS Corporation...............................................      1,288,822
                                                                             ------------


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            HEALTH SERVICES -- 10.8%
   10,868   Pacificare Health Systems, Inc.!!.............................   $    614,259
   20,587   Quest Diagnostics, Inc........................................      1,967,088
  147,889   UnitedHealth Group, Inc.......................................     13,018,668
    6,585   WellPoint, Inc.!!.............................................        757,275
                                                                             ------------
                                                                               16,357,290
                                                                             ------------
            HEAVY MACHINERY -- 3.2%
   50,257   Caterpillar, Inc..............................................      4,900,560
                                                                             ------------
            HOUSEHOLD PRODUCTS -- 2.4%
   67,948   Procter & Gamble Company......................................      3,742,576
                                                                             ------------
            HOUSING AND FURNISHING -- 2.9%
   45,582   Lennar Corporation, Class A...................................      2,583,587
    2,428   Lennar Corporation, Class B...................................        126,766
   19,531   M.D.C. Holdings, Inc..........................................      1,688,260
                                                                             ------------
                                                                                4,398,613
                                                                             ------------
            INSURANCE -- 0.3%
    3,755   Aetna, Inc....................................................        468,436
                                                                             ------------
            INVESTMENT SERVICES -- 3.8%
   24,076   Goldman Sachs Group, Inc. ....................................      2,504,867
   55,112   Merrill Lynch & Company, Inc..................................      3,294,044
                                                                             ------------
                                                                                5,798,911
                                                                             ------------
            LODGING AND RECREATION -- 6.0%
    6,185   Brunswick Corporation.........................................        306,158
   24,309   Four Seasons Hotels, Inc......................................      1,988,233
    9,910   Harley-Davidson, Inc. ........................................        602,033
   10,512   MGM Mirage, Inc.!!............................................        764,643
   52,217   Royal Caribbean Cruises, Ltd..................................      2,842,692
   40,205   Wynn Resorts, Ltd.!!..........................................      2,690,519
                                                                             ------------
                                                                                9,194,278
                                                                             ------------
            MEDICAL DEVICES AND SUPPLIES -- 7.6%
   51,888   Boston Scientific Corporation!!...............................      1,844,618
    8,066   Cardinal Health, Inc..........................................        469,038
   45,792   Medtronic, Inc................................................      2,274,489
   69,714   St. Jude Medical, Inc.!!......................................      2,923,108
    6,776   Wright Medical Group, Inc.!!..................................        193,116
   49,820   Zimmer Holdings, Inc.!!.......................................      3,991,578
                                                                             ------------
                                                                               11,695,947
                                                                             ------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.7%
   70,453   Motorola, Inc.................................................      1,211,792
  178,170   QUALCOMM, Inc.................................................      7,554,408
                                                                             ------------
                                                                                8,766,200
                                                                             ------------
            PHARMACEUTICALS -- 6.3%
  120,488   Genentech, Inc.!!.............................................      6,559,366
  112,739   Pfizer, Inc...................................................      3,031,552
                                                                             ------------
                                                                                9,590,918
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.6%
   14,303   Getty Images, Inc.!!..........................................   $    984,762
                                                                             ------------
            RAILROADS, TRUCKING AND SHIPPING -- 3.8%
   58,500   FedEx Corporation.............................................      5,761,665
                                                                             ------------
            RESTAURANTS -- 2.0%
   25,418   Starbucks Corporation!!.......................................      1,585,067
   32,029   Yum! Brands, Inc. ............................................      1,511,128
                                                                             ------------
                                                                                3,096,195
                                                                             ------------
            SEMICONDUCTORS -- 0.1%
    7,779   Freescale Semiconductor Inc., Class B!!.......................        142,822
                                                                             ------------
            SOFTWARE -- 3.2%
   69,094   Electronic Arts, Inc.!!.......................................      4,261,718
   25,409   Microsoft Corporation.........................................        678,674
                                                                             ------------
                                                                                4,940,392
                                                                             ------------
            SPECIALTY STORES -- 3.9%
   29,779   Bed Bath & Beyond, Inc.!!.....................................      1,186,098
   69,239   Lowe's Companies, Inc.........................................      3,987,474
   23,469   Tiffany & Company.............................................        750,304
                                                                             ------------
                                                                                5,923,876
                                                                             ------------
            STEEL -- 0.1%
    3,440   United States Steel Corporation...............................        176,300
                                                                             ------------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   44,067   Telefonaktiebolaget LM Ericsson, ADR!!........................      1,387,670
   40,986   Verizon Communications, Inc...................................      1,660,343
                                                                             ------------
                                                                                3,048,013
                                                                             ------------
            TOTAL COMMON STOCKS
              (Cost $109,786,408).........................................    151,097,676
                                                                             ------------


 SHARES                                                                          VALUE
------------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 2.2%
              (Cost $3,292,000)
3,292,000   Nations Cash Reserves, Capital Class Shares#..................   $  3,292,000
                                                                             ------------
            TOTAL INVESTMENTS
              (Cost $113,078,408*)..............................     100.8%   154,389,676
                                                                             ------------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (0.8)%   (1,289,431)
                                                                   -------   ------------
            NET ASSETS..........................................     100.0%  $153,100,245
                                                                   =======   ============

---------------

 *
 Federal income tax information (see Note 10).

 !!
 Non-income producing security.

#Money market mutual fund registered under the Investment Company
 Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
LTD  --   Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Health services                                     10.8%
Medical devices and supplies                         7.6
Pharmaceuticals                                      6.3
Lodging and recreation                               6.0
Finance -- Miscellaneous                             5.8
Networking and telecommunications equipment          5.7
Diversified manufacturing                            4.8
Specialty stores                                     3.9
Investment services                                  3.8
Railroads, trucking and shipping                     3.8
Other                                               41.5
                                                  ------
                                                   100.0%
                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico MidCap Growth Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 95.8%
            AEROSPACE AND DEFENSE -- 0.9%
    3,840   Alliant Techsystems, Inc.++...................................   $   251,059
    5,418   Rockwell Automation, Inc. ....................................       268,462
                                                                             -----------
                                                                                 519,521
                                                                             -----------
            APPAREL AND TEXTILES -- 1.4%
   14,150   Coach, Inc.++.................................................       798,060
                                                                             -----------
            BROADCASTING AND CABLE -- 2.5%
   73,610   Lions Gate Entertainment Corporation++........................       781,738
    7,824   Pixar, Inc.++.................................................       669,813
                                                                             -----------
                                                                               1,451,551
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 3.4%
   36,302   Monsanto Company..............................................     2,016,576
                                                                             -----------
            COMMERCIAL BANKING -- 5.5%
   20,933   Bank of Hawaii Corporation....................................     1,062,140
   25,327   East West Bancorp, Inc. ......................................     1,062,721
   33,978   South Financial Group, Inc. ..................................     1,105,305
                                                                             -----------
                                                                               3,230,166
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
    6,997   NCR Corporation++.............................................       484,402
                                                                             -----------
            CONSUMER CREDIT AND
              MORTGAGES -- 4.3%
   68,903   Countrywide Financial Corporation.............................     2,550,100
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 3.5%
   16,369   Harman International Industries, Inc. ........................     2,078,863
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 1.8%
    5,598   Black & Decker Corporation....................................       494,471
   10,220   Ceradyne, Inc.++..............................................       584,687
                                                                             -----------
                                                                               1,079,158
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 10.7%
   11,119   Chicago Mercantile Exchange ..................................     2,542,915
   30,609   MarketAxess Holdings, Inc.++..................................       520,659
   12,783   Moody's Corporation...........................................     1,110,204
   46,986   UCBH Holdings, Inc. ..........................................     2,152,899
                                                                             -----------
                                                                               6,326,677
                                                                             -----------
            FOOD AND DRUG STORES -- 1.9%
   12,044   Whole Foods Market, Inc. .....................................     1,148,395
                                                                             -----------
            HEALTH SERVICES -- 6.3%
   31,028   AMERIGROUP Corporation++......................................     2,347,578
   21,210   Foxhollow Technologies, Inc.++................................       521,554
    8,802   Quest Diagnostics, Inc. ......................................       841,031
                                                                             -----------
                                                                               3,710,163
                                                                             -----------

 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            HEAVY MACHINERY -- 2.1%
    3,214   Cummins, Inc. ................................................   $   269,301
    6,459   PACCAR, Inc. .................................................       519,820
    6,289   Parker-Hannifin Corporation...................................       476,329
                                                                             -----------
                                                                               1,265,450
                                                                             -----------
            HOUSING AND FURNISHING -- 3.7%
   16,154   Toll Brothers, Inc.++.........................................     1,108,326
   36,720   WCI Communities, Inc.++.......................................     1,079,568
                                                                             -----------
                                                                               2,187,894
                                                                             -----------
            INVESTMENT SERVICES -- 2.6%
   38,114   Jefferies Group, Inc. ........................................     1,535,232
                                                                             -----------
            LODGING AND RECREATION -- 18.8%
   22,189   Brunswick Corporation.........................................     1,098,356
   29,211   Kerzner International, Ltd.++.................................     1,754,121
   24,249   Las Vegas Sands Corporation++.................................     1,163,952
   18,073   MGM Mirage, Inc.++............................................     1,314,630
   39,642   Royal Caribbean Cruises, Ltd. ................................     2,158,110
  862,000   Shangri-La Asia, Ltd.(+)......................................     1,236,546
    9,704   Station Casinos, Inc. ........................................       530,615
   27,961   Wynn Resorts, Ltd.++..........................................     1,871,150
                                                                             -----------
                                                                              11,127,480
                                                                             -----------
            MEDICAL DEVICES AND
              SUPPLIES -- 4.8%
   26,818   St. Jude Medical, Inc.++......................................     1,124,479
   60,806   Wright Medical Group, Inc.++..................................     1,732,971
                                                                             -----------
                                                                               2,857,450
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
   33,188   QUALCOMM, Inc. ...............................................     1,407,171
                                                                             -----------
            PHARMACEUTICALS -- 0.8%
    8,441   Genzyme Corporation++.........................................       490,169
                                                                             -----------
            PUBLISHING AND
              ADVERTISING -- 2.4%
   17,150   Getty Images, Inc.++..........................................     1,180,777
    5,328   Lamar Advertising Company++...................................       227,932
                                                                             -----------
                                                                               1,408,709
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.9%
   21,194   Expeditors International of Washington, Inc. .................     1,184,321
    7,855   UTI Worldwide, Inc. ..........................................       534,297
                                                                             -----------
                                                                               1,718,618
                                                                             -----------
            REAL ESTATE -- 1.0%
    7,158   Brascan Corporation, Class A..................................       257,787
    4,913   The St. Joe Company...........................................       315,415
                                                                             -----------
                                                                                 573,202
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations Separate Account Trust -- Marsico MidCap Growth Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            RESTAURANTS -- 2.5%
   12,090   The Cheesecake Factory, Inc.++................................   $   392,562
   23,053   Yum! Brands, Inc. ............................................     1,087,641
                                                                             -----------
                                                                               1,480,203
                                                                             -----------
            SOFTWARE -- 4.2%
    8,575   Adobe Systems, Inc. ..........................................       537,996
   32,010   Electronic Arts, Inc.++.......................................     1,974,376
                                                                             -----------
                                                                               2,512,372
                                                                             -----------
            SPECIALTY STORES -- 2.8%
   47,121   PETsMart, Inc. ...............................................     1,674,209
                                                                             -----------
            TELECOMMUNICATIONS
              SERVICES -- 1.8%
   64,663   Crown Castle International Corporation++......................     1,075,992
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $49,906,674)................................              56,707,783
                                                                             -----------
            AFFILIATED INVESTMENT
              COMPANIES -- 4.7%
              (Cost $2,805,000)
2,805,000   Nations Cash Reserves, Capital Class Shares#..................     2,805,000
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $52,711,674*)...............................     100.5%   59,512,783
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (0.5)%    (279,416)
                                                                   -------   -----------
            NET ASSETS..........................................     100.0%  $59,233,367
                                                                   =======   ===========

---------------

 *Federal income tax information (see Note 10).

 ++
  Non-income producing security.

 (+)
  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

LTD  --   Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Lodging and recreation                              18.8%
Finance -- Miscellaneous                            10.7
Health services                                      6.3
Commercial banking                                   5.5
Medical devices and supplies                         4.8
Consumer credit and mortgages                        4.3
Software                                             4.2
Housing and furnishing                               3.7
Diversified electronics                              3.5
Chemicals -- Specialty                               3.4
Other                                               34.8
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.2%
            AEROSPACE AND DEFENSE -- 4.9%
   28,200   Goodrich (BF) Corporation.....................................   $   920,448
   12,900   Northrop Grumman Corporation..................................       701,244
   20,125   United Technologies Corporation...............................     2,079,919
                                                                             -----------
                                                                               3,701,611
                                                                             -----------
            BEVERAGES -- 2.6%
   19,700   Diageo plc, ADR...............................................     1,140,236
   16,918   PepsiCo, Inc. ................................................       883,120
                                                                             -----------
                                                                               2,023,356
                                                                             -----------
            BROADCASTING AND CABLE -- 1.0%
   27,400   The Walt Disney Company.......................................       761,720
                                                                             -----------
            CHEMICALS -- BASIC -- 2.3%
   10,700   PPG Industries, Inc. .........................................       729,312
   20,400   The Dow Chemical Company......................................     1,010,004
                                                                             -----------
                                                                               1,739,316
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 1.0%
   13,900   Eastman Chemical Company......................................       802,447
                                                                             -----------
            COMMERCIAL BANKING -- 13.4%
   62,100   Citigroup, Inc. ..............................................     2,991,977
   18,000   Mellon Financial Corporation..................................       559,980
   28,300   The Bank of New York Company, Inc. ...........................       945,786
   73,737   US Bancorp....................................................     2,309,443
   37,576   Wachovia Corporation..........................................     1,976,498
   22,400   Wells Fargo & Company.........................................     1,392,160
                                                                             -----------
                                                                              10,175,844
                                                                             -----------
            COMMERCIAL SERVICES -- 2.2%
   23,900   Cendant Corporation...........................................       558,782
   37,700   Waste Management, Inc. .......................................     1,128,738
                                                                             -----------
                                                                               1,687,520
                                                                             -----------
            COMPUTER SERVICES -- 1.0%
   27,300   Accenture, Ltd.++.............................................       737,100
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.6%
   27,400   Hewlett-Packard Company.......................................       574,578
   14,200   International Business Machines Corporation...................     1,399,836
                                                                             -----------
                                                                               1,974,414
                                                                             -----------
            DEPARTMENT AND DISCOUNT
              STORES -- 2.3%
   13,300   Federated Department Stores, Inc. ............................       768,607
   24,100   J.C. Penney Company, Inc. ....................................       997,740
                                                                             -----------
                                                                               1,766,347
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 1.0%
   54,775   Flextronics International, Ltd.++.............................       756,991
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 3.9%
   62,100   General Electric Company......................................   $ 2,266,650
   20,900   Honeywell International, Inc. ................................       740,069
                                                                             -----------
                                                                               3,006,719
                                                                             -----------
            ELECTRIC POWER -- NUCLEAR -- 5.2%
   23,000   American Electric Power Company, Inc. ........................       789,820
   14,700   DTE Energy Company............................................       634,011
   37,600   Duke Energy Corporation.......................................       952,408
   18,000   Exelon Corporation............................................       793,260
   22,800   PG&E Corporation++............................................       758,784
                                                                             -----------
                                                                               3,928,283
                                                                             -----------
            FINANCIAL SERVICES -- 1.1%
   17,800   CIT Group, Inc. ..............................................       815,596
                                                                             -----------
            HEALTH SERVICES -- 0.6%
   11,100   Medco Health Solutions, Inc.++................................       461,760
                                                                             -----------
            HEAVY MACHINERY -- 2.4%
    4,000   Caterpillar, Inc. ............................................       390,040
    7,800   Deere & Company...............................................       580,320
   10,700   Ingersoll-Rand Company, Class A...............................       859,210
                                                                             -----------
                                                                               1,829,570
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 1.3%
   15,400   Kimberly-Clark Corporation....................................     1,013,474
                                                                             -----------
            INSURANCE -- 6.3%
    9,800   ACE, Ltd. ....................................................       418,950
    6,000   Aetna, Inc. ..................................................       748,500
   49,300   Genworth Financial, Inc., Class A.............................     1,331,100
   27,700   Hartford Financial Services Group, Inc. ......................     1,919,887
    9,662   The St. Paul Travelers Companies, Inc. .......................       358,170
                                                                             -----------
                                                                               4,776,607
                                                                             -----------
            INTEGRATED OIL -- 8.7%
    8,200   BP Amoco plc, ADR.............................................       478,880
   12,800   ChevronTexaco Corporation.....................................       672,128
    8,000   ConocoPhillips................................................       694,640
   61,000   Exxon Mobil Corporation.......................................     3,126,860
   14,700   Royal Dutch Petroleum Company.................................       843,486
   47,600   The Williams Companies, Inc. .................................       775,404
                                                                             -----------
                                                                               6,591,398
                                                                             -----------
            INVESTMENT SERVICES -- 3.9%
   10,000   Goldman Sachs Group, Inc. ....................................     1,040,400
   32,025   Merrill Lynch & Company, Inc. ................................     1,914,134
                                                                             -----------
                                                                               2,954,534
                                                                             -----------
            LODGING AND RECREATION -- 2.5%
    6,600   Carnival Corporation..........................................       380,358
   12,600   Harrah's Entertainment, Inc. .................................       842,814
   12,400   Starwood Hotels & Resorts Worldwide, Inc. ....................       724,160
                                                                             -----------
                                                                               1,947,332
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            MEDICAL DEVICES AND
              SUPPLIES -- 1.5%
   15,300   Abbott Laboratories...........................................   $   713,745
   14,080   Hospira, Inc.++...............................................       471,680
                                                                             -----------
                                                                               1,185,425
                                                                             -----------
            METALS AND MINING -- 2.2%
   31,600   Alcoa, Inc. ..................................................       992,872
   17,200   Freeport-McMoran Copper & Gold, Inc., Class B.................       657,556
                                                                             -----------
                                                                               1,650,428
                                                                             -----------
            OILFIELD SERVICES -- 1.9%
    9,080   ENSCO International, Inc. ....................................       288,199
   19,400   Halliburton Company...........................................       761,256
    7,300   Nabors Industries, Ltd.++.....................................       374,417
                                                                             -----------
                                                                               1,423,872
                                                                             -----------
            PACKAGING AND CONTAINERS -- 0.6%
   15,700   Bemis Company, Inc. ..........................................       456,713
                                                                             -----------
            PAPER AND FOREST PRODUCTS -- 1.7%
   17,300   International Paper Company...................................       726,600
    8,100   Weyerhaeuser Company..........................................       544,482
                                                                             -----------
                                                                               1,271,082
                                                                             -----------
            PHARMACEUTICALS -- 1.1%
   31,540   Pfizer, Inc. .................................................       848,111
                                                                             -----------
            PUBLISHING AND
              ADVERTISING -- 2.1%
   16,000   Dow Jones & Company, Inc. ....................................       688,960
   49,800   News Corporation Inc., Class B................................       929,268
                                                                             -----------
                                                                               1,618,228
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.3%
   14,900   Union Pacific Corporation.....................................     1,002,025
                                                                             -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.7%
   18,900   Archstone-Smith Trust.........................................       723,870
   47,500   Equity Office Properties Trust................................     1,383,200
   39,700   Host Marriott Corporation++...................................       686,810
                                                                             -----------
                                                                               2,793,880
                                                                             -----------
            RESTAURANTS -- 1.0%
   23,484   McDonald's Corporation........................................       752,897
                                                                             -----------
            SEMICONDUCTORS -- 1.7%
   39,100   Agilent Technologies, Inc.++..................................       942,310
   22,600   Fairchild Semiconductor International, Inc.++.................       367,476
                                                                             -----------
                                                                               1,309,786
                                                                             -----------
            SPECIALTY STORES -- 1.7%
   25,900   Limited Brands, Inc. .........................................       596,218
   20,200   Staples, Inc. ................................................       680,942
                                                                             -----------
                                                                               1,277,160
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS
              SERVICES -- 3.6%
   20,700   BellSouth Corporation.........................................   $   575,253
   35,499   SBC Communications, Inc. .....................................       914,809
   30,300   Verizon Communications, Inc. .................................     1,227,453
                                                                             -----------
                                                                               2,717,515
                                                                             -----------
            TOBACCO -- 2.9%
   36,200   Altria Group, Inc. ...........................................     2,211,820
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $61,707,462)..........................................    73,970,881
                                                                             -----------
            CONVERTIBLE PREFERRED
              STOCKS -- 0.4%
              (Cost $214,073)
            INSURANCE -- 0.4%
    8,200   Genworth Financial, Inc. .....................................       265,762
                                                                             -----------
            AFFILIATED INVESTMENT
              COMPANIES -- 2.9%
              (Cost $2,240,000)
2,240,000   Nations Cash Reserves, Capital Class Shares#..................     2,240,000
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $64,161,535*)...............................     100.5%   76,476,643
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.5)%    (383,514)
                                                                   -------   -----------
            NET ASSETS..........................................     100.0%  $76,093,129
                                                                   =======   ===========

---------------

 *Federal income tax information (see Note 10).

 ++
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
LTD  --   Limited

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
-----------------------------------------------------------
Commercial banking                                     13.4%
Integrated oil                                          8.7
Insurance                                               6.7
Electric power -- Nuclear                               5.2
Aerospace and defense                                   4.9
Diversified manufacturing                               3.9
Investment services                                     3.9
Real Estate Investment Trusts (REITs)                   3.7
Telecommunications services                             3.6
Tobacco                                                 2.9
Other                                                  43.1
                                                 ----------
                                                      100.0%
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.2%
            ASSET-BACKED -- AUTO LOANS -- 2.7%
$  15,962   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    16,159
   52,000   AmeriCredit Automobile Receivables Trust, Series 2004-BM,
              Class A3,
              2.070% 08/06/08.............................................        51,112
   27,000   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................        26,709
   65,000   BMW Vehicle Owner Trust, Series 2004-A, Class A4,
              3.320% 02/25/09.............................................        64,718
    6,436   Ford Credit Auto Owner Trust, Series 2002-C, Class A4,
              3.790% 09/15/06.............................................         6,459
   22,000   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07.............................................        21,906
  155,000   Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540% 11/15/08.............................................       154,596
    1,503   Honda Auto Receivables Owner Trust, Series 2002-3, Class A3,
              3.000% 05/18/06.............................................         1,504
   80,000   Honda Auto Receivables Owner Trust, Series 2004-1, Class A4,
              3.060% 10/21/09.............................................        79,160
   67,000   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08.............................................        66,516
   27,000   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................        26,783
   70,000   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07.............................................        69,461
                                                                             -----------
                                                                                 585,083
                                                                             -----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.5%
   10,180   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................         9,956
   53,000   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08.............................................        52,531

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
$  34,000   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08.............................................   $    35,203
    7,645   Discover Card Master Trust I, Series 2002-4, Class A,
              2.463% 04/15/08.............................................         7,649
                                                                             -----------
                                                                                 105,339
                                                                             -----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $696,256).............................................       690,422
                                                                             -----------
 SHARES
---------
            COMMON STOCKS -- 63.3%
            AEROSPACE AND DEFENSE -- 1.1%
    1,850   Boeing Company................................................        95,775
    1,911   Goodrich (BF) Corporation.....................................        62,375
      591   Lockheed Martin Corporation...................................        32,830
      943   Northrop Grumman Corporation..................................        51,261
                                                                             -----------
                                                                                 242,241
                                                                             -----------
            AUTOMOTIVE -- 1.0%
      396   AutoZone, Inc.!!..............................................        36,159
    5,348   Ford Motor Company............................................        78,295
    1,680   Lear Corporation..............................................       102,496
                                                                             -----------
                                                                                 216,950
                                                                             -----------
            BEVERAGES -- 1.9%
    1,220   Anheuser-Busch Companies, Inc. ...............................        61,891
    1,897   Coca-Cola Company.............................................        78,972
    1,200   Diageo plc, ADR...............................................        69,456
    4,405   Pepsi Bottling Group, Inc. ...................................       119,111
    1,468   PepsiCo, Inc. ................................................        76,630
                                                                             -----------
                                                                                 406,060
                                                                             -----------
            BROADCASTING AND CABLE -- 1.6%
    3,928   Clear Channel Communications, Inc. ...........................       131,548
    2,229   Entercom Communications Corporation!!.........................        79,999
    5,272   Time Warner, Inc.!!...........................................       102,488
      880   Viacom Inc., Class B..........................................        32,023
                                                                             -----------
                                                                                 346,058
                                                                             -----------
            BUILDING MATERIALS -- 0.6%
    1,335   American Standard Companies, Inc.!!...........................        55,162
    1,229   Martin Marietta Materials, Inc. ..............................        65,948
                                                                             -----------
                                                                                 121,110
                                                                             -----------
            CHEMICALS -- BASIC -- 0.5%
      940   PPG Industries, Inc. .........................................        64,070
    1,238   Rohm & Haas Company...........................................        54,757
                                                                             -----------
                                                                                 118,827
                                                                             -----------
            COMMERCIAL BANKING -- 6.2%
    8,146   Citigroup, Inc. ..............................................       392,474
    1,447   City National Corporation.....................................       102,231
    1,942   Comerica, Inc. ...............................................       118,501

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
    2,490   Hibernia Corporation, Class A.................................   $    73,480
    1,671   Marshall and Ilsley Corporation...............................        73,858
    1,550   Mellon Financial Corporation..................................        48,221
    1,477   PNC Financial Services Group..................................        84,839
    4,804   US Bancorp....................................................       150,461
    2,868   Wachovia Corporation..........................................       150,857
    1,641   Washington Mutual, Inc. ......................................        69,381
    1,487   Zions Bancorporation..........................................       101,161
                                                                             -----------
                                                                               1,365,464
                                                                             -----------
            COMMERCIAL SERVICES -- 0.6%
    3,079   Allied Waste Industries, Inc.!!...............................        28,573
    2,335   Ingram Micro, Inc.!!..........................................        48,568
    1,472   Waste Management, Inc. .......................................        44,072
                                                                             -----------
                                                                                 121,213
                                                                             -----------
            COMPUTER SERVICES -- 1.4%
    2,459   Accenture, Ltd.!!.............................................        66,393
    1,434   Affiliated Computer Services, Inc., Class A!!.................        86,312
    1,515   Computer Sciences Corporation!!...............................        85,401
    1,220   First Data Corporation........................................        51,899
    1,377   Synopsys, Inc.!!..............................................        27,017
                                                                             -----------
                                                                                 317,022
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.7%
      953   Dell, Inc.!!..................................................        40,159
    1,687   Hewlett-Packard Company.......................................        35,376
    2,038   International Business Machines Corporation...................       200,907
      653   NCR Corporation!!.............................................        45,207
    1,166   Pitney Bowes, Inc. ...........................................        53,963
                                                                             -----------
                                                                                 375,612
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
    1,202   Fannie Mae....................................................        85,594
    1,297   Freddie Mac...................................................        95,589
    3,867   MBNA Corporation..............................................       109,011
                                                                             -----------
                                                                                 290,194
                                                                             -----------
            DEPARTMENT AND DISCOUNT STORES -- 2.0%
    4,185   Dollar General Corporation....................................        86,922
    1,450   J.C. Penney Company, Inc. ....................................        60,030
    1,300   Target Corporation............................................        67,509
    4,203   Wal-Mart Stores, Inc. ........................................       222,003
                                                                             -----------
                                                                                 436,464
                                                                             -----------
            DIVERSIFIED ELECTRONICS -- 1.1%
    2,010   Amphenol Corporation, Class A!!...............................        73,847
    1,528   Cooper Industries, Ltd. ......................................       103,736
      867   Harris Corporation............................................        53,572
                                                                             -----------
                                                                                 231,155
                                                                             -----------
            DIVERSIFIED MANUFACTURING -- 2.6%
      643   3M Company....................................................        52,771
   11,439   General Electric Company......................................       417,523


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- (CONTINUED)
    1,037   Harsco Corporation............................................   $    57,802
      933   Honeywell International, Inc. ................................        33,038
                                                                             -----------
                                                                                 561,134
                                                                             -----------
            ELECTRIC POWER -- NUCLEAR -- 1.3%
    2,497   American Electric Power Company, Inc. ........................        85,747
    1,604   DTE Energy Company............................................        69,181
    1,766   Entergy Corporation...........................................       119,363
                                                                             -----------
                                                                                 274,291
                                                                             -----------
            EXPLORATION AND PRODUCTION -- 0.7%
    1,262   Anadarko Petroleum Corporation................................        81,791
    1,029   Newfield Exploration Company!!................................        60,762
                                                                             -----------
                                                                                 142,553
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 0.8%
    1,106   Capital One Financial Corporation.............................        93,136
    1,884   H & R Block, Inc. ............................................        92,316
                                                                             -----------
                                                                                 185,452
                                                                             -----------
            FOOD AND DRUG STORES -- 0.2%
    1,504   SUPERVALU, Inc. ..............................................        51,918
                                                                             -----------
            FOOD PRODUCTS -- 0.8%
    2,692   Kellogg Company...............................................       120,224
    3,529   Tyson Foods Inc., Class A.....................................        64,934
                                                                             -----------
                                                                                 185,158
                                                                             -----------
            HEALTH SERVICES -- 1.6%
    2,370   Health Net, Inc.!!............................................        68,422
      675   Quest Diagnostics, Inc. ......................................        64,496
    2,269   Triad Hospitals, Inc.!!.......................................        84,429
    1,499   UnitedHealth Group, Inc. .....................................       131,958
                                                                             -----------
                                                                                 349,305
                                                                             -----------
            HEAVY MACHINERY -- 0.6%
      812   Cummins, Inc. ................................................        68,038
      637   Illinois Tool Works, Inc. ....................................        59,037
                                                                             -----------
                                                                                 127,075
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 0.9%
    2,728   Procter & Gamble Company......................................       150,258
    1,066   The Estee Lauder Companies, Inc., Class A.....................        48,791
                                                                             -----------
                                                                                 199,049
                                                                             -----------
            HOUSING AND FURNISHING -- 0.6%
      941   Lennar Corporation, Class A...................................        53,336
    1,806   The Stanley Works.............................................        88,476
                                                                             -----------
                                                                                 141,812
                                                                             -----------
            INSURANCE -- 3.6%
    1,989   ACE, Ltd. ....................................................        85,030
      606   Aetna, Inc. ..................................................        75,599
      710   Ambac Financial Group, Inc. ..................................        58,312
    2,598   American International Group, Inc. ...........................       170,611
    1,191   Endurance Specialty Holdings, Ltd. ...........................        40,732
    1,079   Hartford Financial Services Group, Inc. ......................        74,785

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
    1,371   Lincoln National Corporation..................................   $    63,998
    1,391   Prudential Financial, Inc. ...................................        76,449
    1,691   The PMI Group, Inc. ..........................................        70,599
    1,908   The St. Paul Travelers Companies, Inc. .......................        70,730
                                                                             -----------
                                                                                 786,845
                                                                             -----------
            INTEGRATED OIL -- 4.4%
      938   Apache Corporation............................................        47,435
    2,652   ChevronTexaco Corporation.....................................       139,257
    1,427   ConocoPhillips................................................       123,906
    8,382   Exxon Mobil Corporation.......................................       429,662
    2,966   Marathon Oil Corporation......................................       111,551
    2,228   Valero Energy Corporation.....................................       101,151
                                                                             -----------
                                                                                 952,962
                                                                             -----------
            INVESTMENT SERVICES -- 2.5%
      921   Goldman Sachs Group, Inc. ....................................        95,821
    2,777   J.P. Morgan Chase & Company...................................       108,331
      964   Legg Mason, Inc. .............................................        70,623
      985   Lehman Brothers Holdings, Inc. ...............................        86,168
    2,209   Merrill Lynch & Company, Inc. ................................       132,031
    1,142   State Street Corporation......................................        56,095
                                                                             -----------
                                                                                 549,069
                                                                             -----------
            LODGING AND RECREATION -- 0.8%
    1,697   Brunswick Corporation.........................................        84,001
    2,334   International Game Technology.................................        80,243
                                                                             -----------
                                                                                 164,244
                                                                             -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.5%
    1,549   Abbott Laboratories...........................................        72,261
    1,185   Cardinal Health, Inc. ........................................        68,908
    4,840   Johnson & Johnson.............................................       306,953
    1,945   Medtronic, Inc. ..............................................        96,608
                                                                             -----------
                                                                                 544,730
                                                                             -----------
            METALS AND MINING -- 0.6%
    1,841   Alcoa, Inc. ..................................................        57,844
      767   Phelps Dodge Corporation......................................        75,872
                                                                             -----------
                                                                                 133,716
                                                                             -----------
            NATURAL GAS DISTRIBUTION -- 0.4%
    2,246   Sempra Energy.................................................        82,383
                                                                             -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.4%
    8,302   Cisco Systems, Inc.!!.........................................       160,229
    2,427   Motorola, Inc. ...............................................        41,744
    1,287   QUALCOMM, Inc. ...............................................        54,569
    7,014   Tellabs, Inc.!!...............................................        60,250
                                                                             -----------
                                                                                 316,792
                                                                             -----------
            PACKAGING AND CONTAINERS -- 0.5%
    2,442   Ball Corporation..............................................       107,399
                                                                             -----------


 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 3.7%
      591   Allergan, Inc. ...............................................   $    47,912
    3,201   Amgen, Inc.!!.................................................       205,344
    1,063   Eli Lilly and Company.........................................        60,325
    1,486   Express Scripts, Inc.!!.......................................       113,590
    1,190   Merck & Company, Inc. ........................................        38,247
   10,755   Pfizer, Inc. .................................................       289,203
    2,600   Schering-Plough Corporation...................................        54,288
                                                                             -----------
                                                                                 808,909
                                                                             -----------
            PUBLISHING AND ADVERTISING -- 0.7%
    1,193   Dow Jones & Company, Inc. ....................................        51,371
    1,205   McGraw-Hill Companies, Inc. ..................................       110,305
                                                                             -----------
                                                                                 161,676
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.7%
      293   FedEx Corporation.............................................        28,858
    1,467   United Parcel Service, Inc., Class B..........................       125,369
                                                                             -----------
                                                                                 154,227
                                                                             -----------
            RESTAURANTS -- 0.1%
      907   Brinker International, Inc.!!.................................        31,808
                                                                             -----------
            SEMICONDUCTORS -- 2.7%
    8,911   Agere Systems, Inc., Class A!!................................        12,208
    3,910   ASML Holding NV!!.............................................        62,208
    9,256   Intel Corporation.............................................       216,499
    1,395   Integrated Device Technology, Inc.!!..........................        16,126
    4,233   National Semiconductor Corporation!!..........................        75,982
    4,049   PerkinElmer, Inc. ............................................        91,062
    2,181   Texas Instruments, Inc. ......................................        53,696
    2,393   Xilinx, Inc. .................................................        70,952
                                                                             -----------
                                                                                 598,733
                                                                             -----------
            SOFTWARE -- 2.1%
    1,994   Citrix Systems, Inc.!!........................................        48,913
   10,378   Microsoft Corporation.........................................       277,196
    2,558   Quest Software, Inc.!!........................................        40,800
    3,564   Symantec Corporation!!........................................        91,809
                                                                             -----------
                                                                                 458,718
                                                                             -----------
            SPECIALTY STORES -- 2.0%
    1,675   Barnes & Noble, Inc.!!........................................        54,052
    2,351   Home Depot, Inc. .............................................       100,482
    3,764   Limited Brands................................................        86,647
    2,624   Sherwin-Williams Company......................................       117,110
    1,285   Staples, Inc. ................................................        43,317
    1,442   TJX Companies, Inc. ..........................................        36,237
                                                                             -----------
                                                                                 437,845
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 2.1%
    2,561   Nextel Communications, Inc., Class A!!........................        76,830
    5,022   SBC Communications, Inc. .....................................       129,417

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004



 SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
    2,175   Sprint Corporation (FON Group)................................   $    54,049
    4,782   Verizon Communications, Inc. .................................       193,719
                                                                             -----------
                                                                                 454,015
                                                                             -----------
            TOBACCO -- 0.7%
    2,558   Altria Group, Inc. ...........................................       156,294
                                                                             -----------
            UNIT INVESTMENT TRUST -- 0.7%
    1,218   Standard & Poor's Depositary ReceiptS.........................       147,220
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $11,431,113)..........................................    13,853,702
                                                                             -----------
PRINCIPAL
 AMOUNT
---------
            CORPORATE BONDS AND NOTES -- 9.0%
            AEROSPACE AND DEFENSE -- 0.1%
$   6,000   Boeing Company,
              5.125% 02/15/13.............................................         6,207
    9,000   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................        10,328
    5,000   Raytheon Company,
              5.375% 04/01/13.............................................         5,209
                                                                             -----------
                                                                                  21,744
                                                                             -----------
            AUTOMOTIVE -- 0.4%
   20,000   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................        19,959
   28,000   Ford Motor Company,
              7.450% 07/16/31.............................................        28,161
    1,000   Ford Motor Credit Company,
              7.375% 02/01/11.............................................         1,078
   13,000   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................        13,360
    9,000   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................         9,223
   16,000   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................        16,446
    2,000   General Motors Corporation,
              8.250% 07/15/23.............................................         2,083
                                                                             -----------
                                                                                  90,310
                                                                             -----------
            BEVERAGES -- 0.1%
    9,000   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................         9,711
   22,000   Cadbury Schweppes plc,
              5.125% 10/01/13@............................................        22,393
                                                                             -----------
                                                                                  32,104
                                                                             -----------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- 0.5%
$   5,000   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................   $     5,199
    9,000   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................        10,427
   19,000   Liberty Media Corporation,
              3.500% 09/25/06.............................................        18,894
    5,000   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         7,098
    6,000   The Walt Disney Company, MTN,
              5.500% 12/29/06.............................................         6,256
   10,000   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................        11,110
   11,000   Time Warner, Inc.,
              9.125% 01/15/13.............................................        14,141
   17,000   Time Warner, Inc.,
              7.625% 04/15/31.............................................        20,566
   14,000   Viacom, Inc., Class B,
              5.625% 05/01/07.............................................        14,637
                                                                             -----------
                                                                                 108,328
                                                                             -----------
            CHEMICALS -- BASIC -- 0.0%+
    4,000   The Dow Chemical Company,
              6.125% 02/01/11.............................................         4,381
    5,000   The Dow Chemical Company,
              7.375% 11/01/29.............................................         6,067
                                                                             -----------
                                                                                  10,448
                                                                             -----------
            CHEMICALS -- SPECIALTY -- 0.1%
    6,000   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................         5,977
    3,000   Eastman Chemical Company,
              3.250% 06/15/08.............................................         2,928
    7,000   Eastman Chemical Company,
              6.300% 11/15/18.............................................         7,573
    3,000   Praxair, Inc.,
              4.750% 07/15/07.............................................         3,088
    7,000   Praxair, Inc.,
              6.500% 03/01/08.............................................         7,571
                                                                             -----------
                                                                                  27,137
                                                                             -----------
            COMMERCIAL BANKING -- 1.6%
   33,000   Bank One Corporation,
              6.000% 08/01/08.............................................        35,319
    8,000   Citigroup, Inc.,
              6.000% 02/21/12.............................................         8,752
   37,000   Citigroup, Inc.,
              5.000% 09/15/14@............................................        37,178
   19,000   First Union National Bank,
              5.800% 12/01/08.............................................        20,284
   18,000   J.P. Morgan Chase & Company,
              7.250% 06/01/07.............................................        19,488
    8,000   Key Bank N.A.,
              7.000% 02/01/11.............................................         8,992
    4,000   Mellon Funding Corporation,
              4.875% 06/15/07.............................................         4,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$  12,000   Mellon Funding Corporation,
              6.700% 03/01/08.............................................   $    13,028
   19,000   National City Bank,
              4.625% 05/01/13.............................................        18,807
   12,000   PNC Funding Corporation,
              5.750% 08/01/06.............................................        12,445
    9,000   Regions Financial Corporation,
              7.750% 09/15/24.............................................        11,136
    4,000   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................         3,968
   12,000   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................        12,096
   20,000   Union Planters Corporation,
              4.375% 12/01/10.............................................        19,964
   14,000   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................        13,882
   19,000   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................        21,101
   50,000   Wachovia Corporation,
              4.875% 02/15/14.............................................        49,833
    5,000   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................         4,968
   20,000   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................        20,828
   21,000   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................        20,077
                                                                             -----------
                                                                                 356,266
                                                                             -----------
            COMMERCIAL SERVICES -- 0.1%
   10,000   Waste Management, Inc.,
              7.375% 08/01/10.............................................        11,463
                                                                             -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
   18,000   Hewlett-Packard Company,
              5.750% 12/15/06.............................................        18,741
   33,000   International Business Machines Corporation,
              4.875% 10/01/06.............................................        33,885
   19,000   International Business Machines Corporation,
              5.875% 11/29/32.............................................        20,093
                                                                             -----------
                                                                                  72,719
                                                                             -----------
            CONGLOMERATES -- 0.0%+
    7,000   General Electric Company,
              5.000% 02/01/13.............................................         7,182
                                                                             -----------
            CONSTRUCTION -- 0.1%
   11,000   Toll Brothers, Inc.,
              4.950% 03/15/14.............................................        10,769
                                                                             -----------
            CONSUMER CREDIT AND MORTGAGES -- 0.4%
   18,000   American Express Company,
              5.500% 09/12/06.............................................        18,643

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            CONSUMER CREDIT AND MORTGAGES -- (CONTINUED)
$   3,000   American Express Company,
              3.750% 11/20/07.............................................   $     3,015
   13,000   American Express Company,
              4.750% 06/17/09.............................................        13,401
    5,000   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................         4,807
   36,000   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................        37,125
                                                                             -----------
                                                                                  76,991
                                                                             -----------
            CONSUMER PRODUCTS -- 0.0%+
    6,000   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................         5,944
                                                                             -----------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
    3,000   Target Corporation,
              3.375% 03/01/08.............................................         2,974
   11,000   Target Corporation,
              5.400% 10/01/08.............................................        11,624
    9,000   Target Corporation,
              5.375% 06/15/09.............................................         9,527
   10,000   Target Corporation,
              5.875% 03/01/12.............................................        10,889
    5,000   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................         5,172
    8,000   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................         8,075
                                                                             -----------
                                                                                  48,261
                                                                             -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.3%
    7,000   Consolidated Edison Company of New York,
              4.700% 06/15/09.............................................         7,196
    9,000   Consolidated Edison Company of New York, Series 2000-C,
              6.625% 12/15/05.............................................         9,293
    3,000   Dominion Resources, Inc.,
              5.000% 03/15/13(a)..........................................         3,018
    7,000   Exelon Generation Company, LLC,
              5.350% 01/15/14.............................................         7,178
    1,000   New York State Electric & Gas,
              5.750% 05/01/23.............................................         1,022
    4,000   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................         3,955
    5,000   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................         5,193
   12,000   Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................        12,059
    5,000   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................         5,002
                                                                             -----------
                                                                                  53,916
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
$  13,000   American Electric Power Company, Inc.,
              5.250% 06/01/15.............................................   $    13,127
    1,000   Energy East Corporation,
              6.750% 06/15/12.............................................         1,121
   16,000   MidAmerican Energy Holdings, Series D,
              5.000% 02/15/14.............................................        15,841
    6,000   Southern California Edison Company,
              5.000% 01/15/14.............................................         6,097
    4,000   Southern California Edison Company,
              6.000% 01/15/34.............................................         4,250
    9,000   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................         9,411
    4,000   Southern Power Company, Series B,
              6.250% 07/15/12.............................................         4,371
    7,000   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................         7,251
                                                                             -----------
                                                                                  61,469
                                                                             -----------
            ENERGY -- MISCELLANEOUS -- 0.0%+
    9,000   NiSource Finance Corporation,
              5.400% 07/15/14.............................................         9,222
                                                                             -----------
            EXPLORATION AND PRODUCTION -- 0.1%
    4,000   Devon Energy Corporation,
              7.950% 04/15/32.............................................         5,111
   22,000   XTO Energy, Inc.,
              7.500% 04/15/12.............................................        25,745
                                                                             -----------
                                                                                  30,856
                                                                             -----------
            FINANCE -- MISCELLANEOUS -- 0.7%
   13,000   Associates Corporation of North America,
              6.950% 11/01/18.............................................        15,049
    9,000   Capital One Bank,
              5.000% 06/15/09.............................................         9,267
    7,000   CIT Group, Inc.,
              7.375% 04/02/07.............................................         7,558
    2,000   General Electric Capital Corporation, MTN, Series A,
              5.875% 02/15/12.............................................         2,164
   34,000   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32.............................................        39,796
   12,000   Household Finance Corporation,
              7.200% 07/15/06.............................................        12,672
   11,000   Household Finance Corporation,
              5.875% 02/01/09.............................................        11,754
    6,000   Household Finance Corporation,
              6.375% 11/27/12.............................................         6,629
    4,000   International Lease Finance Corporation,
              4.500% 05/01/08.............................................         4,051

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$  24,000   International Lease Finance Corporation,
              3.500% 04/01/09.............................................   $    23,370
    8,000   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................         7,918
   11,000   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................        11,757
    6,000   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................         7,829
                                                                             -----------
                                                                                 159,814
                                                                             -----------
            FOOD AND DRUG STORES -- 0.1%
   15,000   Fred Meyer, Inc.,
              7.450% 03/01/08.............................................        16,538
    3,000   The Kroger Company,
              6.800% 04/01/11.............................................         3,381
    3,000   The Kroger Company,
              6.750% 04/15/12.............................................         3,387
                                                                             -----------
                                                                                  23,306
                                                                             -----------
            HEALTH SERVICES -- 0.1%
   18,000   Wellpoint Health Networks, Inc.,
              6.375% 06/15/06.............................................        18,743
    8,000   Wellpoint Health Networks, Inc.,
              6.375% 01/15/12.............................................         8,812
                                                                             -----------
                                                                                  27,555
                                                                             -----------
            HEAVY MACHINERY -- 0.3%
   12,000   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................        12,415
   20,000   Caterpillar Financial Services Corporation,
              4.500% 06/15/09.............................................        20,419
    9,000   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06.............................................         8,853
   12,000   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05.............................................        11,982
                                                                             -----------
                                                                                  53,669
                                                                             -----------
            HOUSEHOLD PRODUCTS -- 0.0%+
    4,000   Procter & Gamble Company,
              4.750% 06/15/07.............................................         4,116
                                                                             -----------
            INSURANCE -- 0.4%
    3,000   Hartford Life, Inc.,
              7.375% 03/01/31.............................................         3,581
    6,000   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................         5,758
    6,000   MetLife, Inc.,
              5.375% 12/15/12.............................................         6,222
    4,000   MetLife, Inc.,
              6.500% 12/15/32.............................................         4,362

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
$   2,000   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................   $     2,112
   17,000   Principal Life Global,
              6.250% 02/15/12@............................................        18,583
    4,000   Progressive Corporation,
              6.250% 12/01/32.............................................         4,288
    2,000   Prudential Financial, Inc., MTN, Series B,
              4.500% 07/15/13.............................................         1,933
   21,000   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        22,728
    3,000   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................         2,945
    3,000   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13.............................................         2,905
                                                                             -----------
                                                                                  75,417
                                                                             -----------
            INTEGRATED OIL -- 0.3%
   10,000   Conoco Funding Company,
              5.450% 10/15/06.............................................        10,357
   17,000   Conoco Funding Company,
              6.350% 10/15/11.............................................        18,975
   15,000   USX Corporation,
              6.650% 02/01/06.............................................        15,528
                                                                             -----------
                                                                                  44,860
                                                                             -----------
            INVESTMENT SERVICES -- 1.2%
    9,000   Bear Stearns Companies, Inc.,
              5.700% 01/15/07.............................................         9,371
   24,000   Bear Stearns Companies, Inc.,
              4.500% 10/28/10.............................................        24,206
    7,000   Citigroup Global Markets Holdings, Inc.,
              6.500% 02/15/08.............................................         7,579
    6,000   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................         6,236
   11,000   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        11,995
    5,000   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................         5,063
   57,000   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................        60,421
   25,000   Lehman Brothers Holdings, Inc.,
              4.000% 01/22/08.............................................        25,173
   11,000   Lehman Brothers Holdings, Inc.,
              7.000% 02/01/08.............................................        12,018
    6,000   Lehman Brothers Holdings, Inc.,
              7.875% 08/15/10.............................................         7,042
   12,000   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................        12,879
    9,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................         8,927

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$   6,000   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................   $     5,984
   60,000   Morgan Stanley,
              5.300% 03/01/13.............................................        61,783
                                                                             -----------
                                                                                 258,677
                                                                             -----------
            NATURAL GAS DISTRIBUTION -- 0.0%+
    4,000   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................         4,146
                                                                             -----------
            NATURAL GAS PIPELINES -- 0.2%
    9,000   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................         9,296
   18,000   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        18,117
   10,000   Teppco Partners, LP,
              7.625% 02/15/12.............................................        11,539
                                                                             -----------
                                                                                  38,952
                                                                             -----------
            OIL REFINING AND MARKETING -- 0.0%+
    8,000   Valero Energy Corporation,
              6.875% 04/15/12.............................................         9,074
                                                                             -----------
            PAPER AND FOREST PRODUCTS -- 0.2%
    6,000   Champion International Corporation,
              7.350% 11/01/25.............................................         6,924
    8,000   International Paper Company,
              4.250% 01/15/09.............................................         8,029
    5,000   International Paper Company,
              5.850%** 10/30/12...........................................         5,328
    5,000   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................         5,653
   12,000   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................        14,995
                                                                             -----------
                                                                                  40,929
                                                                             -----------
            PUBLISHING AND ADVERTISING -- 0.1%
    5,000   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................         5,759
    3,000   News America Holdings, Inc.,
              9.250% 02/01/13.............................................         3,866
    9,000   News America Holdings, Inc.,
              6.550% 03/15/33.............................................         9,579
    7,000   News America Holdings, Inc.,
              8.150% 10/17/36.............................................         8,882
    2,000   R. R. Donnelley & Sons Company,
              4.950% 04/01/14.............................................         2,007
                                                                             -----------
                                                                                  30,093
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
$  15,000   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................   $    16,958
                                                                             -----------
            REAL ESTATE -- 0.0%+
    1,000   ERP Operating LP,
              5.200% 04/01/13.............................................         1,021
                                                                             -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
    4,000   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................         4,380
   17,000   Simon Property Group Inc., LP,
              3.750% 01/30/09.............................................        16,730
                                                                             -----------
                                                                                  21,110
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 0.5%
    3,000   AT&T Wireless Services, Inc.,
              8.125% 05/01/12.............................................         3,627
    3,000   AT&T Wireless Services, Inc.,
              8.750% 03/01/31.............................................         4,045
   12,000   BellSouth Corporation,
              5.000% 10/15/06.............................................        12,338
    2,000   BellSouth Corporation,
              6.000% 10/15/11.............................................         2,180
    3,000   BellSouth Telecommunications, Inc.,
              6.375% 06/01/28.............................................         3,178
   23,000   SBC Communications, Inc.,
              5.750% 05/02/06.............................................        23,737
    3,000   Sprint Capital Corporation,
              6.125% 11/15/08.............................................         3,217
   13,000   Sprint Capital Corporation,
              8.750% 03/15/32.............................................        17,320
    3,000   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................         3,730
   20,000   Verizon New England, Inc.,
              6.500% 09/15/11.............................................        22,001
   19,000   Verizon Pennsylvania, Inc., Series A,
              5.650% 11/15/11.............................................        20,005
                                                                             -----------
                                                                                 115,378
                                                                             -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $1,916,195)...........................................     1,960,204
                                                                             -----------
            FOREIGN BONDS AND NOTES -- 0.7%
            BROADCASTING AND CABLE -- 0.0%+
    1,000   Rogers Cable, Inc.,
              6.250% 06/15/13.............................................         1,003
                                                                             -----------
            BUILDING MATERIALS -- 0.0%+
    5,000   Hanson Overseas BV,
              6.750% 09/15/05.............................................         5,119
                                                                             -----------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- 0.1%
$   4,000   HSBC Holdings plc,
              7.350% 11/27/32@............................................   $     4,809
   10,000   Scotland International Finance,
              4.250% 05/23/13@............................................         9,599
                                                                             -----------
                                                                                  14,408
                                                                             -----------
            FOOD PRODUCTS -- 0.0%+
    1,000   Unilever Capital Corporation,
              6.875% 11/01/05.............................................         1,031
                                                                             -----------
            INTEGRATED OIL -- 0.1%
   12,000   BP Capital Markets,
              2.750% 12/29/06.............................................        11,877
    3,000   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................         3,145
                                                                             -----------
                                                                                  15,022
                                                                             -----------
            METALS AND MINING -- 0.1%
    4,000   Alcan, Inc.,
              6.450% 03/15/11.............................................         4,447
    4,000   Alcan, Inc.,
              7.250% 03/15/31.............................................         4,825
    4,000   BHP Finance USA, Ltd.,
              4.800% 04/15/13.............................................         4,053
    6,000   Codelco, Inc.,
              5.500% 10/15/13@............................................         6,246
                                                                             -----------
                                                                                  19,571
                                                                             -----------
            PUBLISHING AND ADVERTISING -- 0.0%+
    9,000   Thomson Corporation,
              5.250% 08/15/13.............................................         9,316
                                                                             -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
   10,000   Canadian National Railway Company,
              5.250% 08/15/13.............................................        11,510
                                                                             -----------
            TELECOMMUNICATIONS SERVICES -- 0.3%
    4,000   British Telecommunications plc,
              8.375% 12/15/10.............................................         4,803
    2,000   British Telecommunications plc,
              8.875% 12/15/30.............................................         2,678
   21,000   Deutsche Telekom International Finance BV,
              5.250% 07/22/13.............................................        21,600
   12,000   Deutsche Telekom International Finance BV,
              8.750% 06/15/30.............................................        15,846
    1,000   France Telecom SA,
              7.750%** 03/01/11...........................................         1,193

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  10,000   France Telecom SA,
              8.500%** 03/01/31...........................................   $    13,556
   16,000   Telefonos de Mexico, SA,
              4.500% 11/19/08.............................................        16,107
                                                                             -----------
                                                                                  75,783
                                                                             -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $149,275).............................................       152,763
                                                                             -----------
            MORTGAGE-BACKED SECURITIES -- 12.6%
            COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- 0.9%
  195,483   MLCC Mortgage Investors, Inc., Series 2003-G, Class A1,
              2.649% 01/25/29##...........................................       195,416
                                                                             -----------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.7%
   32,000   Bear Stearns Commercial Mortgage Securities, Series 2003-T12,
              Class A4,
              4.680% 08/13/39(a)##........................................        31,956
   73,000   Morgan Stanley Capital, Series 2003-IQ6, Class A4,
              4.970% 12/15/41##...........................................        74,246
   37,582   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
              5.910% 03/12/34##...........................................        39,501
                                                                             -----------
                                                                                 145,703
                                                                             -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.2%
   43,453     6.500% 11/01/32##...........................................        45,627
                                                                             -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 9.5%
  733,000     5.000% 01/15/20(b)..........................................       744,452
    4,945     6.500% 12/01/31##...........................................         5,191
   10,079     6.500% 05/01/33.............................................        10,581
  500,000     5.000% 01/15/35(b)..........................................       495,938
  300,000     5.500% 01/15/35(b)..........................................       304,500
  500,000     6.500% 01/15/35(b)..........................................       524,219
                                                                             -----------
                                                                               2,084,881
                                                                             -----------

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.3%
$   3,706     7.000% 06/15/32.............................................   $     3,939
  274,000     5.500% 01/15/35(b)..........................................       279,566
                                                                             -----------
                                                                                 283,505
                                                                             -----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $2,753,650)...........................................     2,755,132
                                                                             -----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.9%
   16,000   Hellenic Republic,
              6.950% 03/04/08.............................................        17,575
   24,000   Quebec (Province of),
              7.500% 09/15/29##...........................................        31,206
   15,000   Region of Lombardy,
              5.804% 10/25/32.............................................        15,947
    4,000   Republic of Chile,
              5.500% 01/15/13.............................................         4,203
   11,000   Republic of Italy,
              2.750% 12/15/06.............................................        10,909
   39,000   Republic of Italy,
              3.750% 12/14/07##...........................................        39,089
   16,000   Republic of Poland,
              5.250% 01/15/14.............................................        16,500
   11,000   Republic of South Africa,
              6.500% 06/02/14.............................................        12,045
   26,000   United Mexican States,
              8.375% 01/14/11##...........................................        30,537
   23,000   United Mexican States,
              7.500% 04/08/33##...........................................        24,840
                                                                             -----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $196,387).............................................       202,851
                                                                             -----------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 2.4%
            COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- 0.7%
  160,000   Federal Home Loan Mortgage Corporation, Series 2689, Class PC,
              4.000% 09/15/15##...........................................       159,083
                                                                             -----------
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.1%
   15,000     2.500% 03/15/06.............................................        14,901
                                                                             -----------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.1%
   25,000     5.800% 09/02/08##...........................................        26,777
                                                                             -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.6%
   28,000     3.875% 02/15/05##...........................................        28,048
   50,000     3.625% 09/15/08##...........................................        50,018

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- (CONTINUED)
$  19,000     6.625% 09/15/09.............................................   $    21,248
   20,000     6.750% 03/15/31.............................................        24,307
                                                                             -----------
                                                                                 123,621
                                                                             -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.9%
   13,000     2.875% 10/15/05.............................................        13,000
   85,000     5.250% 01/15/09##...........................................        89,735
  100,000     4.375% 09/15/12##...........................................       100,040
                                                                             -----------
                                                                                 202,775
                                                                             -----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $520,911).............................................       527,157
                                                                             -----------
            U.S. TREASURY OBLIGATIONS -- 6.6%
            U.S. TREASURY BONDS -- 0.8%
  145,000     6.250% 08/15/23##...........................................       169,758
                                                                             -----------
            U.S. TREASURY INFLATION INDEX -- 0.7%
  146,578     3.625% 01/15/08##...........................................       159,661
                                                                             -----------
            U.S. TREASURY NOTES -- 3.7%
  200,000     1.500% 02/28/05##...........................................       199,848
   50,000     1.625% 03/31/05##...........................................        49,922
   50,000     2.000% 05/15/06##...........................................        49,410
   90,000     2.750% 06/30/06##...........................................        89,757
   70,000     2.375% 08/15/06##...........................................        69,336
   50,000     3.125% 05/15/07##...........................................        49,975
   50,000     2.750% 08/15/07(a)..........................................        49,451
   60,000     3.250% 08/15/07##...........................................        60,089
  140,000     3.250% 01/15/09##...........................................       138,785
   20,000     3.875% 05/15/09(a)..........................................        20,295
   40,000     3.625% 07/15/09##...........................................        40,116
                                                                             -----------
                                                                                 816,984
                                                                             -----------
            U.S. TREASURY STRIPS -- 1.4%
  125,000   Interest only,
              4.347%*** 11/15/13##........................................        85,349
  210,000   Interest only,
              5.148%*** 05/15/23##........................................        82,533
   60,000   Principal only,
              2.255%*** 05/15/05##........................................        59,496

PRINCIPAL
 AMOUNT                                                                         VALUE
-----------------------------------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
$ 173,000   Principal only,
              5.068%*** 11/15/21##........................................   $    74,352
                                                                             -----------
                                                                                 301,730
                                                                             -----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $1,439,661)...........................................     1,448,133
                                                                             -----------
 SHARES
---------
            AFFILIATED INVESTMENT COMPANIES -- 11.5%
             (Cost $2,520,161)
2,520,161   Nations Cash Reserves, Capital Class Shares#..................     2,520,161
                                                                             -----------
            NON-AFFILIATED INVESTMENT COMPANIES -- 1.0%
             (Cost $201,223)
    3,236   iShares Russell 1000 Index Fund...............................       210,146
                                                                             -----------
            TOTAL INVESTMENTS
             (Cost $21,824,832*)................................     111.2%   24,320,671
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (11.2)%  (2,452,356)
                                                                   -------   -----------
            NET ASSETS..........................................     100.0%  $21,868,315
                                                                   =======   ===========

---------------

 * Federal income tax information (see Note 10).

 **Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2004.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $108,161.

 ##All or a portion of security segregated as collateral for TBA.

 (a)
   All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $104,841 and $105,509, respectively.

 (b)
   TBA - Securities purchased on a forward commitment basis.

ABBREVIATIONS:

LTD  --   Limited
MTN  -    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


At December 31, 2004, the Portfolio held investments in the following security types:

                                                  % OF NET
SECURITY TYPE                                      ASSETS
----------------------------------------------------------
Common stocks                                       63.3%
Mortgage-backed securities                          12.6
Corporate bonds and notes                            9.0
U.S. Treasury obligations                            6.6
Asset-backed securities                              3.2
U.S. Government and agency obligations               2.4
Sovereign government bonds and notes                 0.9
Foreign bonds and notes                              0.7
Non-affiliated investment companies                  1.0
Affiliated investment companies                     11.5
Other assets and liabilities, net                  (11.2)
                                                  ------
                                                   100.0%
                                                  ======

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Federal National Mortgage Association (FNMA)
  Certificates                                       9.5%
Commercial banking                                   7.9
Integrated oil                                       4.8
Insurance                                            4.0
Investment services                                  3.7
U.S. Treasury notes                                  3.7
Pharmaceuticals                                      3.7
Telecommunications services                          2.9
Semiconductors                                       2.7
Diversified manufacturing                            2.6
Other                                               54.5
                                                  ------
                                                   100.0%
                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              ASSET BACKED SECURITIES -- 0.4%
              ASSET-BACKED -- OTHER -- 0.4%
                (Cost $408,771)
$   407,737   Gilroy Asset Receivable Loan, (Credit Suisse First Boston),
                10.000% 09/30/14(f)(g)......................................   $    407,737
                                                                               ------------
  SHARES
-----------
              COMMON STOCKS -- 1.5%
              AUTOMOTIVE -- 0.4%
     28,100   Goodyear Tire & Rubber Company!!(a)...........................        411,946
                                                                               ------------
              BROADCASTING AND CABLE -- 0.5%
     58,601   UnitedGlobalCom, Inc., Class A!!..............................        566,086
                                                                               ------------
              HEALTH SERVICES -- 0.1%
         56   Fountain View, Inc.!!(e)(f)...................................            896
     28,658   QuadraMed Corporation!!(f)....................................         71,645
                                                                               ------------
                                                                                     72,541
                                                                               ------------
              METALS AND MINING -- 0.3%
     25,603   ACP Holding Company!!(f)......................................         45,445
     16,116   Thermadyne Holdings Corporation!!(f)..........................        211,926
                                                                               ------------
                                                                                    257,371
                                                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.1%
      8,000   Abitibi-Consolidated, Inc. ...................................         55,360
                                                                               ------------
              TELECOMMUNICATIONS SERVICES -- 0.1%
      5,619   Globix Corporation!!(f).......................................         20,228
     31,905   Neon Communications, Inc.!!(e)(f).............................         39,881
      1,774   Remote Dynamics, Inc.!!.......................................          1,792
      2,290   US Unwired, Inc.!!............................................         10,992
                                                                               ------------
                                                                                     72,893
                                                                               ------------
              TOTAL COMMON STOCKS
                (Cost $1,075,272)...........................................      1,436,197
                                                                               ------------
 PRINCIPAL
  AMOUNT
-----------
              CONVERTIBLE BONDS AND NOTES -- 2.5%
              AIRLINES -- 0.1%
$   155,000   Delta Air Lines, Inc.,
                8.000% 06/03/23(a)..........................................        102,106
                                                                               ------------

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              COMPUTER SERVICES -- 0.1%
$    90,000   Electronic Data Systems Corporation,
                3.875% 07/15/23.............................................   $     95,063
                                                                               ------------
              FINANCE -- MISCELLANEOUS -- 0.2%
    200,000   Providian Financial Corporation,
                3.250% 08/15/05.............................................        199,750
                                                                               ------------
              HEALTH SERVICES -- 0.8%
    590,000   Laboratory Corporation,
                1.050%*** 09/11/21..........................................        455,037
    170,000   Lincare Holdings, Inc.,
                3.000% 06/15/33.............................................        181,687
     85,000   Lincare Holdings, Inc.,
                3.000% 06/15/33@............................................         90,844
                                                                               ------------
                                                                                    727,568
                                                                               ------------
              INSURANCE -- 0.1%
     55,000   Loews Corporation,
                3.125% 09/15/07.............................................         54,038
                                                                               ------------
              NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.5%
    425,000   CIENA Corporation,
                3.750% 02/01/08.............................................        377,188
    170,000   Riverstone Networks, Inc.,
                3.750% 12/01/06@(b).........................................        154,700
                                                                               ------------
                                                                                    531,888
                                                                               ------------
              SEMICONDUCTORS -- 0.7%
    705,000   LSI Logic Corporation,
                4.000% 11/01/06(a)..........................................        697,069
                                                                               ------------
              TELECOMMUNICATIONS SERVICES -- 0.0%+
    296,350   At Home Corporation, Series A,
                4.750% 12/15/06(b)..........................................         40,007
                                                                               ------------
              TOTAL CONVERTIBLE BONDS AND NOTES
                (Cost $2,416,214)...........................................      2,447,489
                                                                               ------------
              CORPORATE BONDS AND NOTES -- 64.1%
              AEROSPACE AND DEFENSE -- 0.8%
    105,000   BE Aerospace, Inc.,
                8.500% 10/01/10.............................................        115,500
    120,000   BE Aerospace, Inc., Series B,
                8.000% 03/01/08(a)..........................................        120,150
    210,000   BE Aerospace, Inc., Series B,
                8.875% 05/01/11(a)..........................................        219,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              AEROSPACE AND DEFENSE -- (CONTINUED)
$   185,000   Sequa Corporation,
                9.000% 08/01/09.............................................   $    208,588
    110,000   Sequa Corporation, Series B,
                8.875% 04/01/08.............................................        120,450
                                                                               ------------
                                                                                    784,138
                                                                               ------------
              AIRLINES -- 2.0%
     49,661   American Airlines, Inc., Series 2001-1,
                7.377% 05/23/19.............................................         34,817
    434,785   Continental Airlines, Inc., Series A,
                7.875% 07/02/18.............................................        419,629
    135,000   Delta Air Lines, Inc.,
                10.000% 08/15/08(a).........................................         99,563
    320,000   Delta Air Lines, Inc.,
                10.375% 02/01/11............................................        195,200
     15,000   Delta Air Lines, Inc.,
                9.750% 05/15/21(a)..........................................          7,650
    150,000   Delta Air Lines, Inc.,
                10.375% 12/15/22(a).........................................         76,500
    920,000   Delta Air Lines, Inc.,
                8.300% 12/15/29(a)..........................................        446,199
    170,000   Northwest Airlines, Inc.,
                8.875% 06/01/06(a)..........................................        163,200
    165,000   Northwest Airlines, Inc.,
                9.875% 03/15/07(a)..........................................        148,913
    470,000   Northwest Airlines, Inc.,
                10.000% 02/01/09(a).........................................        395,975
                                                                               ------------
                                                                                  1,987,646
                                                                               ------------
              AUTOMOTIVE -- 4.4%
    123,624   Advanced Accessory Systems Corporation,
                10.750% 06/15/11(a).........................................        117,443
    400,000   Amsted Industries, Inc.,
                10.250% 10/15/11@...........................................        452,000
     70,000   ArvinMeritor, Inc.,
                6.625% 06/15/07.............................................         73,150
    245,000   ArvinMeritor, Inc.,
                8.750% 03/01/12.............................................        282,975
    425,000   Collins & Aikman Corporation,
                12.875% 08/15/12@(a)........................................        367,094
    170,000   Cooper Standard Auto,
                7.000% 12/15/12@(a).........................................        172,550
    280,000   Dana Corporation,
                9.000% 08/15/11(a)..........................................        344,504
    225,000   Goodyear Tire & Rubber Company,
                6.625% 12/01/06(a)..........................................        235,125
     55,000   Goodyear Tire & Rubber Company,
                8.500% 03/15/07(a)..........................................         58,850
     70,000   Goodyear Tire & Rubber Company,
                6.375% 03/15/08(a)..........................................         70,350
    905,000   Goodyear Tire & Rubber Company,
                11.000% 03/01/11@...........................................      1,052,062

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              AUTOMOTIVE -- (CONTINUED)
$   605,000   Mark IV Industries, Inc.,
                7.500% 09/01/07.............................................   $    589,874
    120,000   Tenneco Automotive, Inc., Series B,
                10.250% 07/15/13............................................        141,600
    410,000   Visteon Corporation,
                7.000% 03/10/14(a)..........................................        391,550
                                                                               ------------
                                                                                  4,349,127
                                                                               ------------
              BROADCASTING AND CABLE -- 2.5%
    235,000   Adelphia Communications Corporation, Class A,
                10.250% 11/01/06(a)(b)......................................        228,538
    170,000   Adelphia Communications Corporation, Class A,
                9.375% 11/15/09(b)..........................................        167,875
    335,000   Adelphia Communications Corporation, Class A,
                10.250% 06/15/11(a)(b)......................................        339,188
     15,000   Adelphia Communications Corporation, Series B,
                9.250% 10/01/02(b)..........................................         14,363
     70,000   Frontiervision Operating Partners LP,
                11.000% 10/15/06(b).........................................         91,700
    215,000   Frontiervision Operating Partners LP,
                11.875% 09/15/07(b).........................................        287,025
     45,000   Frontiervision Operating Partners LP, Series B,
                11.875% 09/15/07(b).........................................         60,075
    390,000   Paxson Communications Corporation,
                (0.000)% due 01/15/09
                12.250% beginning 01/15/06..................................        364,649
    315,000   Radio One, Inc., Series B,
                8.875% 07/01/11.............................................        342,955
    235,000   Rainbow National Services LLC,
                10.375% 09/01/14@...........................................        264,963
    155,000   Spanish Broadcasting System, Inc.,
                9.625% 11/01/09.............................................        162,750
    115,000   Young Broadcasting, Inc.,
                8.500% 12/15/08.............................................        123,050
                                                                               ------------
                                                                                  2,447,131
                                                                               ------------
              BUILDING MATERIALS -- 0.4%
    350,000   MMI Products, Inc., Series B,
                11.250% 04/15/07............................................        355,250
                                                                               ------------
              CHEMICALS -- BASIC -- 2.1%
    295,000   Equistar Chemicals, LP,
                7.550% 02/15/26.............................................        291,313
    380,000   Geo Sub Corporation,
                11.000% 05/15/12............................................        381,900
    115,000   Lyondell Chemical Company,
                9.500% 12/15/08.............................................        124,775

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              CHEMICALS -- BASIC -- (CONTINUED)
$   410,000   Lyondell Chemical Company,
                10.500% 06/01/13(a).........................................   $    487,900
    125,000   Millennium America, Inc.,
                7.000% 11/15/06.............................................        130,000
    205,000   Millennium America, Inc.,
                7.625% 11/15/26.............................................        201,925
    350,000   Terra Capital, Inc.,
                12.875% 10/15/08............................................        437,500
                                                                               ------------
                                                                                  2,055,313
                                                                               ------------
              CHEMICALS -- SPECIALTY -- 1.3%
    250,000   Equistar Chemicals, LP,
                10.625% 05/01/11............................................        290,000
    150,000   FMC Corporation,
                10.250% 11/01/09............................................        172,125
    165,000   Foamex LP,
                10.750% 04/01/09............................................        161,288
    175,000   Sovereign Specialty Chemicals, Inc.,
                11.875% 03/15/10............................................        187,469
    510,000   Witco Corporation,
                7.750% 04/01/23.............................................        497,249
                                                                               ------------
                                                                                  1,308,131
                                                                               ------------
              COMMERCIAL SERVICES -- 3.1%
    129,000   CB Richard Ellis Services, Inc.,
                9.750% 05/15/10.............................................        147,060
    170,000   CB Richard Ellis Services, Inc.,
                11.250% 06/15/11............................................        195,500
    490,000   Chemed Corporation,
                8.750% 02/24/11.............................................        512,050
    340,000   Dollar Financial Group, Inc.,
                9.750% 11/15/11.............................................        368,900
     75,000   Goodman Global Holding Company, Inc.,
                5.760%** 06/15/12@..........................................         76,125
    235,000   Great Lakes Dredge & Dock Company,
                7.750% 12/15/13(a)..........................................        213,850
    205,000   Interline Brands, Inc.,
                11.500% 05/15/11............................................        230,625
    360,000   Language Line, Inc.,
                11.125% 06/15/12............................................        381,600
    390,000   Vertrue, Inc.,
                9.250% 04/01/14.............................................        413,400
    475,000   Williams Scotsman, Inc.,
                10.000% 08/15/08............................................        527,249
                                                                               ------------
                                                                                  3,066,359
                                                                               ------------

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              COMPUTER SERVICES -- 0.2%
$    75,000   Electronic Data Systems Corporation,
                7.125% 10/15/09.............................................   $     82,603
     65,000   Electronic Data Systems Corporation,
                7.450% 10/15/29.............................................         70,232
     30,000   Electronic Data Systems Corporation, Series B,
                6.000% 08/01/13.............................................         31,677
                                                                               ------------
                                                                                    184,512
                                                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.5%
    105,000   Stratus Technologies, Inc.,
                10.375% 12/01/08............................................         94,763
    220,000   Unisys Corporation,
                7.250% 01/15/05.............................................        220,000
     60,000   Unisys Corporation,
                8.125% 06/01/06.............................................         63,150
     85,000   Unisys Corporation,
                6.875% 03/15/10.............................................         90,950
                                                                               ------------
                                                                                    468,863
                                                                               ------------
              CONGLOMERATES -- 0.1%
    120,000   Warner Music Group,
                7.375% 04/15/14@............................................        123,000
                                                                               ------------
              CONSTRUCTION -- 1.2%
    350,000   Dayton Superior Corporation,
                10.750% 09/15/08............................................        374,500
    405,000   The Shaw Group, Inc.,
                10.750% 03/15/10(a).........................................        446,513
    158,000   URS Corporation,
                11.500% 09/15/09............................................        181,700
    145,000   URS Corporation, Series B,
                12.250% 05/01/09(a).........................................        154,425
                                                                               ------------
                                                                                  1,157,138
                                                                               ------------
              CONSUMER SERVICES -- 1.7%
    275,000   Jafra Cosmetics,
                10.750% 05/15/11............................................        310,750
    565,000   Protection One, Inc.,
                7.375% 08/15/05.............................................        570,650
    340,000   Protection One, Inc., Series B,
                8.125% 01/15/09.............................................        326,400
    280,000   Rent-Way, Inc.,
                11.875% 06/15/10............................................        315,350
     50,000   Service Corporation International,
                7.200% 06/01/06.............................................         52,000
    115,000   Service Corporation International,
                6.875% 10/01/07.............................................        119,744
                                                                               ------------
                                                                                  1,694,894
                                                                               ------------
              DIVERSIFIED ELECTRONICS -- 0.1%
    130,000   Knowles Electronics Holdings, Inc.,
                13.125% 10/15/09............................................        135,525
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              DIVERSIFIED MANUFACTURING -- 1.0%
$    95,000   Dresser-Rand Group, Inc.,
                7.375% 11/01/14@............................................   $     96,900
    335,000   Invista,
                9.250% 05/01/12@............................................        373,525
    265,000   Lone Star Technologies, Inc., Series B,
                9.000% 06/01/11.............................................        283,550
    215,000   Mueller Group, Inc.,
                10.000% 05/01/12............................................        234,350
                                                                               ------------
                                                                                    988,325
                                                                               ------------
              ELECTRIC POWER -- NON NUCLEAR -- 5.5%
    315,000   AES Corporation,
                7.750% 03/01/14.............................................        341,775
    775,000   AES Corporation,
                9.000% 05/15/15@............................................        887,374
    253,196   AES Eastern Energy LP, Series 1999-A,
                9.000% 01/02/17.............................................        287,378
    150,000   AES Eastern Energy LP, Series 1999-B,
                9.670% 01/02/29.............................................        174,750
     91,699   Caithness Coso Funding Corporation, Series B,
                9.050% 12/15/09.............................................        100,869
     10,000   Calpine Corporation,
                7.625% 04/15/06(a)..........................................          9,825
     60,000   Calpine Corporation,
                8.750% 07/15/07(a)..........................................         52,500
    100,000   Calpine Corporation,
                7.750% 04/15/09(a)..........................................         76,500
    829,000   Calpine Corporation,
                8.500% 07/15/10@(a).........................................        710,867
    128,841   Cedar Brakes I LLC, Series B,
                8.500% 02/15/14.............................................        145,913
    286,065   Cedar Brakes II LLC,
                9.875% 09/01/13.............................................        341,848
     70,000   Consumers Energy Company,
                6.250% 09/15/06.............................................         73,084
    129,000   ESI Tractebel Acquisition Corporation, Series B,
                7.990% 12/30/11.............................................        136,229
    170,000   Mirant Americas Generation LLC,
                8.300% 05/01/11(b)..........................................        179,775
     15,000   Mirant Americas Generation LLC,
                8.500% 10/01/21(b)..........................................         15,638
    145,000   Mirant Americas Generation LLC,
                9.125% 05/01/31(a)(b).......................................        151,163
    100,000   Mirant Revolving Credit Facility (Citigroup),
                4.816%** 01/15/05(b)(c)(f)(g)...............................         70,450

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$   252,551   Mirant Revolving Credit Facility
                (J.P. Morgan Chase & Company),
                0.000% 07/17/05(b)(c)(f)(g).................................    $   191,307
    500,000   NRG Energy, Inc.,
                8.000% 12/15/13@............................................        545,000
    285,000   PG&E Transmission Northwest,
                7.100% 06/01/05.............................................        289,501
    100,000   Reliant Energy, Inc.,
                9.250% 07/15/10.............................................        111,500
     11,318   Salton Sea Funding, Series B,
                7.370% 05/30/05(f)..........................................         11,428
    295,000   Southern California Edison Company,
                8.000% 02/15/07.............................................        321,249
    104,304   Tiverton/Rumford Power Association,
                9.000% 07/15/18@............................................         83,443
     80,000   Westar Energy, Inc.,
                7.875% 05/01/07.............................................         86,996
                                                                               ------------
                                                                                  5,396,362
                                                                               ------------
              EXPLORATION AND PRODUCTION -- 3.5%
    845,000   El Paso Production Holding Company,
                7.750% 06/01/13.............................................        885,137
    111,000   Energy Corporation of America, Series A,
                9.500% 05/15/07.............................................        106,005
    440,000   Evergreen Resources, Inc.,
                5.875% 03/15/12.............................................        459,739
    285,000   Exco Resources, Inc.,
                7.250% 01/15/11.............................................        304,950
    350,000   Forest Oil Corporation,
                8.000% 06/15/08.............................................        386,313
     55,000   Hilcorp Energy,
                10.500% 09/01/10@...........................................         62,150
     25,000   Newfield Exploration Company,
                7.625% 03/01/11.............................................         28,125
     25,000   Newfield Exploration Company,
                8.375% 08/15/12.............................................         28,000
    130,000   Plains Exploration & Production Company, Series B,
                8.750% 07/01/12.............................................        145,275
    350,000   Stone Energy Corporation,
                8.250% 12/15/11.............................................        378,000
    185,000   Venoco, Inc.,
                8.750% 12/15/11@............................................        190,550
    105,000   Vintage Petroleum, Inc.,
                7.875% 05/15/11.............................................        111,825
    335,000   Vintage Petroleum, Inc.,
                8.250% 05/01/12.............................................        369,338
                                                                               ------------
                                                                                  3,455,407
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              FINANCE -- MISCELLANEOUS -- 0.9%
$   355,000   Fremont General Corporation, Series B,
                7.875% 03/17/09.............................................   $    360,325
    155,000   LaBranche & Company, Inc.,
                9.500% 05/15/09(a)..........................................        158,100
    330,000   LaBranche & Company, Inc.,
                11.000% 05/15/12............................................        354,750
                                                                               ------------
                                                                                    873,175
                                                                               ------------
              FOOD PRODUCTS -- 1.6%
    275,000   National Beef Packing Company LLC,
                10.500% 08/01/11............................................        288,750
    105,000   Pinnacle Foods Group, Inc.,
                8.250% 12/01/13@(a).........................................        100,013
    245,000   Pinnacle Foods Group, Inc.,
                8.250% 12/01/13@(a).........................................        233,363
    465,000   Seminis, Inc.,
                10.250% 10/01/13............................................        523,124
     70,000   Swift & Company,
                10.125% 10/01/09............................................         78,050
    340,000   Swift & Company,
                12.500% 01/01/10............................................        384,200
                                                                               ------------
                                                                                  1,607,500
                                                                               ------------
              HEALTH SERVICES -- 1.7%
    375,000   AmeriPath, Inc.,
                10.500% 04/01/13............................................        398,438
    270,000   HCA, Inc.,
                8.360% 04/15/24.............................................        294,876
    235,000   HCA, Inc.,
                7.500% 11/15/95.............................................        220,014
     67,000   Manor Care, Inc.,
                7.500% 06/15/06.............................................         70,611
    490,000   Quintiles Transnational Corporation,
                10.000% 10/01/13............................................        548,800
    105,000   Vanguard Health Holding Company,
                9.000% 10/01/14@............................................        112,350
    100,000   Vanguard Health Holding Company,
                (0.000)% due 10/01/15@
                11.250% beginning 10/01/09..................................         65,500
                                                                               ------------
                                                                                  1,710,589
                                                                               ------------
              HEAVY MACHINERY -- 0.2%
    200,000   JLG Industries, Inc.,
                8.250% 05/01/08.............................................        216,000
                                                                               ------------
              INSURANCE -- 0.8%
    330,000   Crum & Forster Holdings Corporation,
                10.375% 06/15/13............................................        367,950
    645,000   Lumbermens Mutual Casualty,
                9.150% 07/01/26@(b).........................................             65

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              INSURANCE -- (CONTINUED)
$    30,000   Lumbermens Mutual Casualty,
                8.450% 12/01/97@(b).........................................   $          3
    140,000   Provident Companies, Inc.,
                7.250% 03/15/28(a)..........................................        132,475
    330,000   UnumProvident Corporation,
                6.750% 12/15/28.............................................        297,825
                                                                               ------------
                                                                                    798,318
                                                                               ------------
              LODGING AND RECREATION -- 4.7%
    835,000   Caesars Entertainment, Inc.,
                9.375% 02/15/07.............................................        920,587
    400,000   Caesars Entertainment, Inc.,
                8.875% 09/15/08.............................................        453,000
     85,000   Gaylord Entertainment Company,
                8.000% 11/15/13.............................................         91,800
    245,000   ITT Corporation,
                7.375% 11/15/15.............................................        272,563
     50,000   ITT Corporation,
                7.750% 11/15/25.............................................         52,000
    130,000   Jacobs Entertainment, Inc.,
                11.875% 02/01/09............................................        146,900
    160,000   LCE Acquisition Corporation,
                9.000% 08/01/14@............................................        173,200
     50,000   Mandalay Resort Group,
                9.500% 08/01/08.............................................         57,125
    310,000   MGM Mirage, Inc.,
                8.375% 02/01/11(a)..........................................        349,525
     37,000   President Casinos, Inc.,
                13.000% 09/15/04(b)(e)(f)...................................         22,940
    205,000   Six Flags, Inc.,
                9.750% 04/15/13(a)..........................................        208,075
    305,000   Six Flags, Inc.,
                9.625% 06/01/14.............................................        306,525
    610,000   Trump Atlantic City Associates,
                11.250% 05/01/06(b).........................................        581,788
     88,832   United Artists Theatre Circuit, Inc., Series 1995-A,
                9.300% 07/01/15(f)..........................................         90,609
    780,000   Venetian Casino Resort, LLC,
                11.000% 06/15/10............................................        890,174
                                                                               ------------
                                                                                  4,616,811
                                                                               ------------
              MEDICAL DEVICES AND SUPPLIES -- 0.7%
    320,000   Fisher Scientific International, Inc.,
                8.125% 05/01/12.............................................        355,200
    210,000   Fisher Scientific International, Inc.,
                8.000% 09/01/13.............................................        238,350
    115,000   National Nephrology Associates, Inc.,
                9.000% 11/01/11@............................................        133,113
                                                                               ------------
                                                                                    726,663
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              METALS AND MINING -- 1.3%
$   450,000   Allegheny Ludlum Corporation,
                6.950% 12/15/25.............................................   $    441,000
    170,000   Allegheny Technologies, Inc.,
                8.375% 12/15/11.............................................        188,700
    430,000   Foundation Pennsylvania Coal Company,
                7.250% 08/01/14@............................................        457,950
    165,000   Thermadyne Holdings Corporation,
                9.250% 02/01/14.............................................        160,875
                                                                               ------------
                                                                                  1,248,525
                                                                               ------------
              NATURAL GAS PIPELINES -- 2.8%
    430,000   ANR Pipeline, Inc.,
                9.625% 11/01/21.............................................        541,262
    165,000   ANR Pipeline, Inc.,
                7.375% 02/15/24.............................................        174,900
    470,000   Dynegy Holdings, Inc.,
                9.875% 07/15/10@............................................        525,225
    315,000   Dynegy Holdings, Inc.,
                10.125% 07/15/13@...........................................        360,675
    280,000   El Paso Corporation,
                7.000% 05/15/11(a)..........................................        283,150
     20,000   El Paso Corporation,
                7.500% 11/15/26.............................................         20,875
    130,000   El Paso Corporation,
                8.375% 06/15/32.............................................        144,788
    105,000   El Paso Corporation, MTN,
                7.800% 08/01/31.............................................        100,800
    295,000   El Paso Corporation, Series A,
                7.625% 08/01/10.............................................        323,025
    240,000   Northwest Pipelines Corporation,
                7.125% 12/01/25.............................................        250,800
     45,000   Southern Natural Gas Company,
                7.350% 02/15/31.............................................         46,688
                                                                               ------------
                                                                                  2,772,188
                                                                               ------------
              NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.5%
    420,000   IPC Acquisition Corporation,
                11.500% 12/15/09............................................        459,900
    355,000   Lucent Technologies, Inc.,
                7.250% 07/15/06(a)..........................................        370,975
    180,000   Lucent Technologies, Inc.,
                5.500% 11/15/08(a)..........................................        184,950
     80,000   Lucent Technologies, Inc.,
                6.500% 01/15/28.............................................         72,200
    475,000   Lucent Technologies, Inc.,
                6.450% 03/15/29.............................................        429,875
                                                                               ------------
                                                                                  1,517,900
                                                                               ------------
              OIL REFINING AND MARKETING -- 0.2%
    190,000   Tesoro Petroleum Corporation,
                8.000% 04/15/08.............................................        206,625
                                                                               ------------
              OILFIELD SERVICES -- 0.8%
    105,000   Dresser, Inc.,
                9.375% 04/15/11.............................................        114,975

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              OILFIELD SERVICES -- (CONTINUED)
$   115,000   Grant Prideco, Inc., Series B,
                9.625% 12/01/07.............................................   $    128,513
     75,000   Parker Drilling Company,
                9.625% 10/01/13.............................................         84,188
     90,000   Parker Drilling Company, Series B,
                10.125% 11/15/09............................................         94,500
    330,000   Pride International, Inc.,
                7.375% 07/15/14.............................................        360,524
     25,000   Seitel, Inc.,
                11.750% 07/15/11@...........................................         26,375
                                                                               ------------
                                                                                    809,075
                                                                               ------------
              PACKAGING AND CONTAINERS -- 2.2%
    395,000   Consolidated Container Company, LLC,
                (0.000)% 06/15/09
                10.750% beginning 06/15/07..................................        331,800
    255,000   Owens-Brockway Glass Containers, Inc.,
                8.875% 02/15/09.............................................        276,994
     70,000   Owens-Brockway Glass Containers, Inc.,
                8.250% 05/15/13.............................................         77,000
    465,000   Owens-Illinois, Inc.,
                8.100% 05/15/07(a)..........................................        495,225
    425,000   Owens-Illinois, Inc.,
                7.350% 05/15/08.............................................        446,250
    250,000   Owens-Illinois, Inc.,
                7.800% 05/15/18.............................................        260,000
    270,000   Tekni-Plex, Inc.,
                8.750% 11/15/13@(a).........................................        268,650
                                                                               ------------
                                                                                  2,155,919
                                                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.0%
     95,000   Bowater, Inc.,
                9.000% 08/01/09.............................................        105,626
    155,000   Georgia-Pacific Corporation,
                8.875% 02/01/10.............................................        180,381
     85,000   Georgia-Pacific Corporation,
                9.375% 02/01/13.............................................         99,025
    360,000   Georgia-Pacific Corporation,
                8.000% 01/15/24.............................................        417,600
    155,000   Georgia-Pacific Corporation,
                7.375% 12/01/25.............................................        169,338
     85,000   Georgia-Pacific Corporation,
                7.250% 06/01/28.............................................         90,950
     15,000   Georgia-Pacific Corporation,
                7.750% 11/15/29.............................................         16,800
    555,000   Georgia-Pacific Corporation,
                8.875% 05/15/31.............................................        693,750
    115,000   Pope and Talbot, Inc.,
                8.375% 06/01/13.............................................        120,750
     45,000   Pope and Talbot, Inc.,
                8.375% 06/01/13.............................................         47,250
                                                                               ------------
                                                                                  1,941,470
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              PHARMACEUTICALS -- 1.5%
$ 2,090,000   Pharma Intermediate,
                (0.000)% due 04/01/14@
                11.500% beginning 04/01/09..................................   $  1,483,900
                                                                               ------------
              PUBLISHING AND ADVERTISING -- 1.3%
    145,000   American Color Graphics,
                10.000% 06/15/10............................................        122,344
    325,000   Houghton Mifflin Company,
                7.200% 03/15/11.............................................        342,874
    110,000   Medianews Group, Inc.,
                6.875% 10/01/13.............................................        112,750
    330,000   Morris Publishing Group LLC,
                7.000% 08/01/13.............................................        336,600
    110,000   Phoenix Color Corporation,
                10.375% 02/01/09............................................         95,838
    130,000   Vertis, Inc.,
                9.750% 04/01/09.............................................        141,050
     98,787   Ziff Davis Media, Inc., Series B,
                13.000% 08/12/09(d).........................................        105,702
                                                                               ------------
                                                                                  1,257,158
                                                                               ------------
              REAL ESTATE -- 0.5%
    450,000   American Real Estate Partners LP,
                8.125% 06/01/12.............................................        479,813
                                                                               ------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.8%
      5,000   Crescent Real Estate Equities LP,
                7.500% 09/15/07.............................................          5,363
    300,000   Crescent Real Estate Equities LP,
                9.250% 04/15/09.............................................        328,500
    415,000   Omega Healthcare Investors, Inc.,
                7.000% 04/01/14.............................................        426,412
                                                                               ------------
                                                                                    760,275
                                                                               ------------
              SEMICONDUCTORS -- 1.5%
     35,000   Amkor Technology, Inc.,
                7.125% 03/15/11(a)..........................................         32,900
     45,000   Amkor Technology, Inc.,
                7.750% 05/15/13(a)..........................................         42,300
  1,000,000   Amkor Technology, Inc., Term Loan, (Citigroup),
                6.860% 10/27/10(f)(g).......................................      1,041,670
    185,000   Magnachip Semiconductor,
                5.780% 12/15/11@............................................        190,088
    130,000   Magnachip Semiconductor,
                8.000% 12/15/14@............................................        135,525
                                                                               ------------
                                                                                  1,442,483
                                                                               ------------
              SOFTWARE -- 0.2%
    200,000   UGS Corporation,
                10.000% 06/01/12@...........................................        227,500
                                                                               ------------

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              STEEL -- 0.5%
$   245,000   UCAR Finance, Inc.,
                10.250% 02/15/12............................................   $    279,913
    180,000   United States Steel LLC,
                10.750% 08/01/08............................................        211,950
                                                                               ------------
                                                                                    491,863
                                                                               ------------
              TELECOMMUNICATIONS SERVICES -- 4.8%
     68,000   Alamosa Delaware, Inc.,
                11.000% 07/31/10............................................         80,070
    110,000   Alamosa Delaware, Inc.,
                (0.000)% due 07/31/09
                12.000% beginning 07/31/05..................................        119,350
     70,000   American Tower Escrow,
                8.010%*** 08/01/08..........................................         52,325
    125,000   COLO.COM,
                13.875% 03/15/10@(b)(e).....................................            0++
     80,000   Dobson Cellular Systems, Inc.,
                6.960% 11/01/11@............................................         82,800
     80,000   Dobson Cellular Systems, Inc.,
                8.375% 11/01/11@............................................         82,600
    135,000   Dobson Cellular Systems, Inc.,
                9.875% 11/01/12@(a).........................................        132,975
    100,000   Dobson Communications Corporation, Class A,
                10.875% 07/01/10@(a)........................................         77,500
     60,000   Dobson Communications Corporation, Class A,
                8.875% 10/01/13@(a).........................................         42,150
     35,026   Globix Corporation,
                11.000% 05/01/08@(d)........................................         32,224
     40,825   GT Telecom Racers Notes Trust, Series A,
                0.000%** 06/30/08(b)(c)(e)(f)...............................            0++
     29,175   GT Telecom Racers Notes Trust, Series B,
                0.000%** 06/30/08(b)(c)(e)(f)...............................            0++
     81,000   Loral Cyberstar, Inc.,
                10.000% 07/15/06(b).........................................         61,560
    270,000   PanAmSat Corporation,
                9.000% 08/15/14@............................................        301,388
    115,000   Qwest Capital Funding, Inc.,
                7.750% 08/15/06(a)..........................................        121,038
    275,000   Qwest Communications International, Inc.,
                7.250% 02/15/11@............................................        281,875
    205,000   Qwest Communications International, Inc., Series B,
                7.500% 11/01/08.............................................        202,950
    350,000   Qwest Communications, Term B,
                (Credit Suisse First Boston),
                6.950%** 06/30/10(f)(g).....................................        358,049
     10,000   Qwest Corporation,
                5.625% 11/15/08.............................................         10,175
    135,000   Qwest Corporation,
                9.125% 03/15/12@............................................        155,925
    220,000   Qwest Corporation,
                7.250% 09/15/25.............................................        213,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$   300,000   Qwest Corporation,
                8.875% 06/01/31.............................................   $    313,500
    203,000   Qwest Services Corporation,
                13.500% 12/15/07@...........................................        231,928
    464,000   Qwest Services Corporation,
                13.500% 12/15/10@...........................................        557,959
    379,000   Qwest Services Corporation,
                14.000% 12/15/14@...........................................        479,434
    155,000   Syniverse Technologies, Inc., Series B,
                12.750% 02/01/09............................................        176,700
    325,000   Triton PCS Holdings, Inc.,
                8.500% 06/01/13.............................................        313,625
    190,000   US Unwired, Inc., Series B,
                10.000% 06/15/12............................................        214,225
                                                                               ------------
                                                                                  4,696,275
                                                                               ------------
              TOBACCO -- 1.2%
    365,000   Commonwealth Brands, Inc.,
                9.750% 04/15/08@............................................        383,250
    200,000   Commonwealth Brands, Inc.,
                10.625% 09/01/08@...........................................        210,000
    525,000   DIMON, Inc.,
                7.750% 06/01/13.............................................        551,250
                                                                               ------------
                                                                                  1,144,500
                                                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $57,736,111)..........................................     63,141,646
                                                                               ------------
              FOREIGN BONDS AND NOTES -- 11.6%
              BROADCASTING AND CABLE -- 2.4%
    218,878   CanWest Media, Inc.,
                8.000% 09/15/12@............................................        234,747
    280,000   CanWest Media, Inc., Series B,
                7.625% 04/15/13.............................................        304,850
    525,000(h) Ono Finance plc,
                10.500% 05/15/14@...........................................        817,078
    120,000   Quebecor Media, Inc.,
                11.125% 07/15/11............................................        137,100
    315,000   Quebecor Media, Inc.,
                (0.000)% due 07/15/11
                13.750% beginning 07/15/06..................................        311,850
     35,000   Rogers Cable, Inc.,
                11.000% 12/01/15............................................         39,025
    365,000(i) Shaw Communications, Inc., Class B,
                7.500% 11/20/13.............................................        329,832
     60,000(h) Telenet Communication NV,
                9.000% 12/15/13@............................................         90,526
    255,000   Telenet Group Holdings, NV,
                (0.000)% due 06/15/14@(a)
                11.500% beginning 12/15/08..................................        193,800
                                                                               ------------
                                                                                  2,458,808
                                                                               ------------

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              CHEMICALS -- SPECIALTY -- 0.6%
$   553,000   Acetex Corporation,
                10.875% 08/01/09............................................   $    601,388
                                                                               ------------
              COMMERCIAL SERVICES -- 0.1%
     60,000(j) WRG Acquisitions plc,
                8.364%** 12/15/11@..........................................        119,226
                                                                               ------------
              DIVERSIFIED MANUFACTURING -- 0.4%
    240,000(h) Heckler + Koch Gmbh,
                9.250% 07/15/11@............................................        365,366
                                                                               ------------
              ELECTRIC POWER -- NON NUCLEAR -- 0.8%
    920,000   Calpine Canada Energy Finance,
                8.500% 05/01/08(a)..........................................        754,400
                                                                               ------------
              FOOD PRODUCTS -- 0.6%
     75,000   Burns Philp Capital Property, Ltd.,
                9.500% 11/15/10.............................................         82,875
    310,000   Burns Philp Capital Property, Ltd.,
                10.750% 02/15/11............................................        348,750
    500,000(h) Parmalat Finance Corporation, BV,
                6.250% 02/07/05(b)..........................................        149,517
                                                                               ------------
                                                                                    581,142
                                                                               ------------
              INSURANCE -- 0.3%
     15,000   Fairfax Financial Holdings, Ltd.,
                7.750% 04/26/12.............................................         15,300
     15,000   Fairfax Financial Holdings, Ltd.,
                7.375% 04/15/18(a)..........................................         14,250
     15,000   Fairfax Financial Holdings, Ltd.,
                8.300% 04/15/26(a)..........................................         14,663
    260,000   Fairfax Financial Holdings, Ltd.,
                7.750% 07/15/37.............................................        234,000
                                                                               ------------
                                                                                    278,213
                                                                               ------------
              OILFIELD SERVICES -- 1.2%
    314,000   J. Ray McDermott, SA,
                11.000% 12/15/13@...........................................        350,110
    203,360   Petroleum Geo-Services ASA,
                8.000% 11/05/06.............................................        207,427
    549,387   Petroleum Geo-Services ASA,
                10.000% 11/05/10............................................        626,301
                                                                               ------------
                                                                                  1,183,838
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              PACKAGING AND CONTAINERS -- 1.7%
$   660,000   Crown Cork & Seal Company, Inc.,
                7.000% 12/15/06.............................................   $    692,999
    595,000   Crown Euro Holdings S.A.,
                9.500% 03/01/11.............................................        678,300
    315,000   Crown Euro Holdings S.A.,
                10.875% 03/01/13............................................        372,488
                                                                               ------------
                                                                                  1,743,787
                                                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.0%
    290,000   Smurfit Capital Funding plc,
                7.500% 11/20/25.............................................        288,550
    400,000   Tembec Industries, Inc.,
                8.625% 06/30/09.............................................        402,000
     75,000   Tembec Industries, Inc.,
                8.500% 02/01/11.............................................         75,375
    225,000   Tembec Industries, Inc.,
                7.750% 03/15/12.............................................        217,688
                                                                               ------------
                                                                                    983,613
                                                                               ------------
              PUBLISHING AND ADVERTISING -- 0.6%
     75,000   Hollinger, Inc.,
                11.875% 03/01/11............................................         75,656
    161,000   Hollinger, Inc.,
                12.875% 03/01/11@...........................................        189,980
    275,000   Sun Media Corporation,
                7.625% 02/15/13.............................................        300,094
                                                                               ------------
                                                                                    565,730
                                                                               ------------
              RAILROADS, TRUCKING AND SHIPPING -- 0.3%
    100,000   Grupo Transportacion Ferroviaria
                Mexicana, S.A. de C.V.,
                11.750% 06/15/09............................................        101,875
    155,000   Grupo Transportacion Ferroviaria
                Mexicana, S.A. de C.V.,
                12.500% 06/15/12............................................        180,963
                                                                               ------------
                                                                                    282,838
                                                                               ------------
              SEMICONDUCTORS -- 0.2%
    150,000   STATS ChipPac, Ltd.,
                6.750% 11/15/11@............................................        148,500
                                                                               ------------
              STEEL -- 0.4%
    311,000(i) Algoma Steel, Inc.,
                11.000% 12/31/09(f).........................................        345,988
                                                                               ------------

 PRINCIPAL
  AMOUNT                                                                           VALUE
--------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS SERVICES -- 1.0%
$   460,000   Inmarsat Finance plc,
                (0.000)% due 11/15/12@
                10.375% beginning 11/15/08..................................   $    331,200
    435,000   Millicom International Cellular SA,
                10.000% 12/01/13@...........................................        455,119
    185,000   Rogers Cantel, Inc.,
                9.750% 06/01/16.............................................        221,075
                                                                               ------------
                                                                                  1,007,394
                                                                               ------------
              TOTAL FOREIGN BONDS AND NOTES
                (Cost $9,927,058)...........................................     11,420,231
                                                                               ------------
              FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.6%
                (Cost $471,112)
              TELECOMMUNICATIONS SERVICES -- 0.6%
    615,000   Nortel Networks Corporation,
                4.250% 09/01/08.............................................        598,088
                                                                               ------------
  SHARES
-----------
              PREFERRED STOCKS -- 1.7%
              BROADCASTING AND CABLE -- 0.1%
        700   Paxson Communications Corporation(d)..........................         51,625
                                                                               ------------
              HEALTH SERVICES -- 0.4%
     15,800   QuadraMed Corporation@(f).....................................        347,600
                                                                               ------------
              PUBLISHING AND ADVERTISING -- 0.3%
      6,000   Haights Cross Communications, Inc.(f).........................        315,000
         25   Ziff Davis Holdings Inc., Series E-1,
                Convertible!!(f)............................................         17,313
                                                                               ------------
                                                                                    332,313
                                                                               ------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.9%
      5,750   Sovereign REIT, Series A@.....................................        872,562
                                                                               ------------
              TELECOMMUNICATIONS SERVICES -- 0.0%+
      3,477   NEON Communications, Inc.!!(e)(f).............................         39,116
                                                                               ------------
              TOTAL PREFERRED STOCKS
                (Cost $1,530,516)...........................................      1,643,216
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
              WARRANTS -- 0.1%
     28,376   ACP Holding Company
                Expire 10/07/13!!(f)........................................   $     50,367
        125   COLO.COM
                Expire 03/15/10!!(e)........................................            0++
          9   Haights Cross Communications, Inc.
                Expire 12/10/11!!(e)........................................            0++
      5,880   Haights Cross Communications, Inc.
                Expire 12/10/11!!(e)........................................             59
     31,905   NEON Communications, Inc.
                Expire 12/02/12!!(e)........................................            319
     20,868   NEON Communications, Inc.
                Expire 12/02/12!!(e)........................................            209
     17,391   NEON Communications, Inc., Class A
                Expire 12/02/12!!(e)........................................         21,739
        105   Ono Finance plc
                Expire 03/16/11!!(e)........................................              1
      4,730   Ziff Davis Holdings, Inc.
                Expire 08/12/12!!@..........................................          2,365
                                                                               ------------
              TOTAL WARRANTS
                (Cost $56,267)..............................................         75,059
                                                                               ------------
              AFFILIATED INVESTMENT COMPANIES -- 28.0%
                (Cost $27,569,962)
 27,569,962   Nations Cash Reserves,
                Capital Class Shares#.......................................     27,569,962
                                                                               ------------
              TOTAL INVESTMENTS
                (Cost $101,191,283*)..............................     110.5%   108,739,625
                                                                               ------------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET).................................     (10.5)%  (10,328,935)
                                                                     -------   ============
              NET ASSETS..........................................     100.0%  $ 98,410,690
                                                                     =======   ============

---------------

 * Federal income tax information (see Note 10).

 **Variable rate note. The interest rate shown reflects the rate in effect at
   December 31, 2004.
 ***
   Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2004.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 ++Amount represents less than $1.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 9). The portion that represents cash collateral is $11,328,962.

 (a)
   All or portion of security was on loan at December 31, 2004. The aggregate cost and market value of securities on loan at December 31, 2004, is $9,909,376 and $11,015,363, respectively.

 (b)
   Issue in default.

 (c)
   Issuer in bankruptcy.

 (d)
   PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

 (e)
   Fair valued security (see Note 1).

 (f)
   Restricted and illiquid security.

 (g)
   Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.

 (h)
   Principal amount denominated in euro.

 (i)
   Principal amount denominated in Canadian dollar.

 (j)
   Principal amount denominated in British pound.

ABBREVIATIONS:

LTD  --   Limited
MTN  --   Medium Term Note

At December 31, 2004, the Portfolio held investments in the following sectors:

                                                  % OF NET
SECTOR                                             ASSETS
----------------------------------------------------------
Telecommunications services                          6.5%
Electric power -- Non nuclear                        6.3
Broadcasting and cable                               5.5
Automotive                                           4.8
Lodging and recreation                               4.7
Packaging and containers                             3.9
Exploration and production                           3.5
Commercial services                                  3.2
Paper and forest products                            3.1
Health services                                      3.0
Other                                               55.5
                                                   -----
                                                   100.0%
                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                     DECEMBER 31, 2004


                                                              INTERNATIONAL   INTERNATIONAL     FOCUSED
                                                              OPPORTUNITIES       VALUE         EQUITIES
                                                                PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                              --------------------------------------------
ASSETS:
Non-affiliated investments, at cost.........................  $ 87,177,207    $ 20,313,624    $134,146,491
Affiliated investments, at cost.............................    11,741,630         994,000       9,377,000
                                                              ------------    ------------    ------------
  Non-affiliated investments, at value......................   106,264,354      25,570,260     188,334,738
Affiliated investments, at value............................    11,741,630         994,000       9,377,000
Cash........................................................           292             567              26
Foreign currency (cost $277,545, $0, $0, $0, $0, $0, $0, $0,
  $0 and $4,305)............................................       277,482              --              --
Unrealized appreciation on forward foreign exchange
  contracts.................................................       106,827              --              --
Receivable for investment securities sold...................       377,637              --       1,044,281
Receivable for Portfolio shares sold........................       206,268              --         256,676
Dividends receivable........................................       164,157          62,093         161,570
Interest receivable.........................................            --              --              --
Foreign tax reclaims........................................        35,467           4,321              --
Receivable from investment advisor..........................            --              --              --
Other assets................................................           162             978             338
                                                              ------------    ------------    ------------
    Total assets............................................   119,174,276      26,632,219     199,174,629
                                                              ------------    ------------    ------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................       (89,842)             --              --
Collateral on securities loaned.............................    (2,946,630)             --              --
Investment advisory fee payable.............................       (66,571)        (12,408)       (121,726)
Administration fee payable..................................       (20,164)         (4,809)        (37,330)
Payable for investment securities purchased.................    (2,625,272)       (122,435)     (2,303,683)
Payable for Portfolio shares redeemed.......................      (173,026)        (91,426)       (870,534)
Accrued Trustees' fees and expenses.........................       (48,240)        (38,138)        (48,174)
Accrued expenses and other liabilities......................       (80,131)        (30,740)        (55,544)
                                                              ------------    ------------    ------------
    Total liabilities.......................................    (6,049,876)       (299,956)     (3,436,991)
                                                              ------------    ------------    ------------
NET ASSETS..................................................  $113,124,400    $ 26,332,263    $195,737,638
                                                              ============    ============    ============
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $    102,963    $       (792)   $         --
Accumulated net realized gain/(loss) on investments.........     1,894,927         686,338     (33,873,489)
Unrealized appreciation/(depreciation) on:
  Investments...............................................    19,087,147       5,256,636      54,188,247
  Foreign currency translations.............................        23,311              54              --
Paid-in capital.............................................    92,016,052      20,390,027     175,422,880
                                                              ------------    ------------    ------------
NET ASSETS..................................................  $113,124,400    $ 26,332,263    $195,737,638
                                                              ============    ============    ============
Shares of common stock outstanding..........................     7,185,304       2,306,956      11,591,860
                                                              ------------    ------------    ------------
Net asset value per share...................................  $      15.74    $      11.41    $      16.89
                                                              ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)         DECEMBER 31, 2004


       SMALL           21ST                         MIDCAP                        ASSET           HIGH
      COMPANY        CENTURY         GROWTH         GROWTH         VALUE        ALLOCATION     YIELD BOND
     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------

    $ 30,304,108   $ 13,318,358   $109,786,408   $ 49,906,674   $ 61,921,535   $ 19,304,671   $  73,621,321
       4,968,515      1,457,739      3,292,000      2,805,000      2,240,000      2,520,161      27,569,962
    ------------   ------------   ------------   ------------   ------------   ------------   -------------
      39,973,417     17,276,172    151,097,676     56,707,783     74,236,643     21,800,510      81,169,663
       4,968,515      1,457,739      3,292,000      2,805,000      2,240,000      2,520,161      27,569,962
           1,373            848            977            188             38            296          24,714

              --             --             --             --             --             --           4,592

              --             --             --             --             --             --              --
         124,340             --         70,109             --             --        101,515          20,084
         111,559         44,548        190,405         13,725         55,193         10,791         185,147
          10,188         12,363         96,621         22,338        164,252         24,095          25,074
              --            479             --             --             --         60,082       1,362,535
              49             --             --             --             --             --              --
              --             --             --             --             --          4,122              --
             104             97            256            108            119            100             175
    ------------   ------------   ------------   ------------   ------------   ------------   -------------
      45,189,545     18,792,246    154,748,044     59,549,142     76,696,245     24,521,672     110,361,946
    ------------   ------------   ------------   ------------   ------------   ------------   -------------


              --             --             --             --             --             --              --
      (3,749,515)      (416,739)            --             --             --       (108,161)   (11,328,962)
         (19,723)          (164)       (94,967)       (25,616)       (33,401)            --        (45,374)
          (7,763)        (3,281)       (29,124)       (11,158)       (14,426)        (4,032)       (18,975)
        (101,391)      (378,084)    (1,303,168)      (175,085)      (385,732)    (2,457,669)             --
         (22,990)       (67,001)      (100,157)       (42,797)       (88,251)        (1,262)      (469,267)
         (48,240)       (48,239)       (80,684)       (27,231)       (46,786)       (48,227)       (36,697)
         (29,910)       (24,864)       (39,699)       (33,888)       (34,520)       (34,006)       (51,981)
    ------------   ------------   ------------   ------------   ------------   ------------   -------------
       3,979,532       (938,372)    (1,647,799)      (315,775)      (603,116)    (2,653,357)   (11,951,256)
    ------------   ------------   ------------   ------------   ------------   ------------   -------------
    $ 41,210,013   $ 17,853,874   $153,100,245   $ 59,233,367   $ 76,093,129   $ 21,868,315   $  98,410,690
    ============   ============   ============   ============   ============   ============   =============

    $         --   $         (4)  $       (478)  $         --   $         --   $      2,701   $      91,041
        (845,620)      (763,697)   (28,580,392)     4,386,774        653,495       (552,876)        235,059

       9,669,309      3,957,814     41,311,268      6,801,109     12,315,108      2,495,839       7,548,342
              --             --             --             --             --             --           1,539
      32,386,324     14,659,761    140,369,847     48,045,484     63,124,526     19,922,651      90,534,709
    ------------   ------------   ------------   ------------   ------------   ------------   -------------
    $ 41,210,013   $ 17,853,874   $153,100,245   $ 59,233,367   $ 76,093,129   $ 21,868,315   $  98,410,690
    ============   ============   ============   ============   ============   ============   =============
       3,877,591      1,717,343      9,193,513      7,315,849      6,469,742      2,161,915       9,337,928
    ------------   ------------   ------------   ------------   ------------   ------------   -------------
    $      10.63   $      10.40   $      16.65   $       8.10   $      11.76   $      10.12   $       10.54
    ============   ============   ============   ============   ============   ============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended December 31, 2004

                                                              INTERNATIONAL      INTERNATIONAL         FOCUSED
                                                              OPPORTUNITIES          VALUE             EQUITIES
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $158,514,
  $57,339, $12,024, $315, $2,966, $10,172, $0, $4,737,
  $0 and $92, respectively).................................  $    1,516,592     $      614,788     $    1,494,693
Dividend income from affiliated funds.......................          68,438              6,812             96,505
Interest....................................................              --                 --                148
Securities lending..........................................          19,133                 --                313
                                                              --------------     --------------     --------------
    Total investment income.................................       1,604,163            621,600          1,591,659
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................         631,211            220,044          1,284,644
Administration fee..........................................         173,583             53,788            393,957
Transfer agent fees.........................................          18,516              5,867             40,504
Custodian fees..............................................          93,813              6,302             24,772
Trustees' fees and expenses.................................          26,198             26,198             26,198
Shareholder servicing and distribution fees.................         197,254             61,123            428,215
Legal and audit fees........................................          62,185             47,819             80,928
Printing expense............................................          19,310             13,116             12,910
Chief compliance officer fees (see Note 2)..................           3,276              2,782              4,011
Interest expense............................................              --                 --                 --
Other.......................................................          12,664              9,159              5,224
                                                              --------------     --------------     --------------
    Total expenses..........................................       1,238,010            446,198          2,301,363
Fees waived and expenses reimbursed by investment advisor
  and/or distributor (see Note 3)...........................         (54,019)          (140,350)          (428,215)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................            (591)              (175)               (35)
                                                              --------------     --------------     --------------
    Net expenses............................................       1,183,400            305,673          1,873,113
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................         420,763            315,927           (281,454)
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................       4,690,235          2,755,212          5,343,967
  Foreign currency and other net assets.....................          10,599             (3,387)          (133,721)
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................       4,700,834          2,751,825          5,210,246
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................       8,595,130          1,927,067         14,902,654
  Foreign currency and other net assets.....................          18,629               (262)            93,479
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       8,613,759          1,926,805         14,996,133
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......      13,314,593          4,678,630         20,206,379
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $   13,735,356     $    4,994,557     $   19,924,925
                                                              ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS



        SMALL                                              MIDCAP                            ASSET          HIGH YIELD
       COMPANY        21ST CENTURY        GROWTH           GROWTH           VALUE          ALLOCATION          BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------



    $       97,330   $      119,107   $    1,222,603   $      213,486   $    1,439,909   $      255,373   $       54,782
            17,392            5,470           56,880           27,204           17,786           32,119          137,409
                --              420               --               --               --          216,105        6,387,078
            11,135            3,259              783               --              525              529           29,653
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           125,857          128,256        1,280,266          240,690        1,458,220          504,126        6,608,922
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

           318,027           96,948          951,934          305,012          400,749          124,327          474,449
            81,274           29,731          291,926          107,927          141,803           45,587          198,406
             8,349            3,011           30,151           11,108           14,741            4,982           20,113
            13,098           12,694           20,204            8,528            9,573           13,703           16,314
            26,198           26,198           26,198           26,206           26,198           26,186           24,862
            88,341           32,316          316,311          117,312          154,134           51,802          215,659
            49,571           45,365           73,572           52,533           56,114           47,055           52,275
            11,144           10,236           17,808           13,859            9,721           27,726           28,585
             2,864            2,683            3,666            2,978            3,128            2,762            3,343
                87               16              192                3               --               --               --
             1,344            8,120            2,452            1,732            1,891            1,738            1,077
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           600,297          267,318        1,734,414          647,198          818,052          345,868        1,035,083

          (158,416)        (125,032)        (316,311)        (177,858)        (201,445)        (138,603)        (215,659)

              (89)             (54)             (30)             (88)             (70)             (53)            (438)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           441,792          142,232        1,418,073          469,252          616,537          207,212          818,986
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
          (315,935)         (13,976)        (137,807)        (228,562)         841,683          296,914        5,789,936
    --------------   --------------   --------------   --------------   --------------   --------------   --------------


           526,928        1,182,080          808,899        6,385,767        2,657,475          930,854        2,837,318
                --           (6,533)         (57,947)              89               --               --          108,170
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           526,928        1,175,547          750,952        6,385,856        2,657,475          930,854        2,945,488
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

         3,634,245        1,779,264       16,381,120        1,093,499        4,898,118          408,914        1,042,155
                --           12,129           21,591               --               --               --            3,760
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

         3,634,245        1,791,393       16,402,711        1,093,499        4,898,118          408,914        1,045,915
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
         4,161,173        2,966,940       17,153,663        7,479,355        7,555,593        1,339,768        3,991,403
    --------------   --------------   --------------   --------------   --------------   --------------   --------------

    $    3,845,238   $    2,952,964   $   17,015,856   $    7,250,793   $    8,397,276   $    1,636,682   $    9,781,339
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                 INTERNATIONAL
                                                            OPPORTUNITIES PORTFOLIO           INTERNATIONAL VALUE PORTFOLIO
                                                       ---------------------------------     --------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                          12/31/04           12/31/03           12/31/04          12/31/03
                                                       ----------------------------------------------------------------------
Net investment income/(loss).......................    $      420,763     $        4,742     $      315,927    $      234,277
Net realized gain/(loss) on investments............         4,700,834          1,804,289          2,751,825           (22,292)
Net change in unrealized
  appreciation/(depreciation)
  of investments...................................         8,613,759          9,379,316          1,926,805         8,335,824
                                                       --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting
  from operations..................................        13,735,356         11,188,347          4,994,557         8,547,809
Distributions to shareholders from net investment
  income...........................................          (328,399)            (4,854)          (383,382)         (244,985)
Distributions to shareholders from paid-in
  capital..........................................                --                 --                 --           (12,224)
Distributions to shareholders from net realized
  gain on investments..............................          (171,266)                --         (1,976,925)           (3,133)
Net increase/(decrease) in net assets from
  Portfolio share transactions.....................        47,278,093         26,607,923           (514,391)       (3,497,739)
                                                       --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets..............        60,513,784         37,791,416          2,119,859         4,789,728
NET ASSETS:
Beginning of year..................................        52,610,616         14,819,200         24,212,404        19,422,676
                                                       --------------     --------------     --------------    --------------
End of year........................................    $  113,124,400     $   52,610,616     $   26,332,263    $   24,212,404
                                                       ==============     ==============     ==============    ==============
Undistributed net investment income/(accumulated
  net investment loss) at end of year..............    $      102,963     $           --     $         (792)   $           --
                                                       ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS


      FOCUSED EQUITIES PORTFOLIO          SMALL COMPANY PORTFOLIO           21ST CENTURY PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/04         12/31/03         12/31/04         12/31/03         12/31/04         12/31/03
-------------------------------------------------------------------------------------------------------
    $     (281,454)  $     (367,331)  $     (315,935)  $     (180,211)  $      (13,976)  $      (43,174)
         5,210,246         (235,887)         526,928         (363,827)       1,175,547        1,094,271


        14,996,133       37,323,995        3,634,245        8,418,677        1,791,393        1,951,519
    --------------   --------------   --------------   --------------   --------------   --------------

        19,924,925       36,720,777        3,845,238        7,874,639        2,952,964        3,002,616

                --               --               --               --               --               --

                --               --               --               --               --               --

                --               --               --               --               --               --

        13,716,368       23,859,517        2,100,780       11,101,455        3,986,796        2,384,762
    --------------   --------------   --------------   --------------   --------------   --------------
        33,641,293       60,580,294        5,946,018       18,976,094        6,939,760        5,387,378

       162,096,345      101,516,051       35,263,995       16,287,901       10,914,114        5,526,736
    --------------   --------------   --------------   --------------   --------------   --------------
    $  195,737,638   $  162,096,345   $   41,210,013   $   35,263,995   $   17,853,874   $   10,914,114
    ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $            4   $           --   $           --   $           (4)  $      (17,410)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                               GROWTH PORTFOLIO                   MIDCAP GROWTH PORTFOLIO
                                                       ---------------------------------     ---------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          12/31/04           12/31/03           12/31/04           12/31/03
                                                       -----------------------------------------------------------------------
Net investment income/(loss).......................    $     (137,807)    $     (239,947)    $     (228,562)    $      (98,743)
Net realized gain/(loss) on investments............           750,952           (423,736)         6,385,856           (765,322)
Net change in unrealized
  appreciation/(depreciation) of investments.......        16,402,711         19,451,889          1,093,499          7,170,594
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................        17,015,856         18,788,206          7,250,793          6,306,529
Distributions to shareholders from net investment
  income...........................................                --                 --                 --                 --
Distributions to shareholders from net realized
  gain on investments..............................                --                 --                 --                 --
Net increase/(decrease) in net assets from
  Portfolio share transactions.....................        40,488,455         19,860,079         13,442,758         19,592,011
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............        57,504,311         38,648,285         20,693,551         25,898,540
NET ASSETS:
Beginning of year..................................        95,595,934         56,947,649         38,539,816         12,641,276
                                                       --------------     --------------     --------------     --------------
End of year........................................    $  153,100,245     $   95,595,934     $   59,233,367     $   38,539,816
                                                       ==============     ==============     ==============     ==============
Undistributed net investment income/(accumulated
  net investment loss) at end of year..............    $         (478)    $          248     $           --     $           --
                                                       ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

          VALUE PORTFOLIO               ASSET ALLOCATION PORTFOLIO         HIGH YIELD BOND PORTFOLIO
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       12/31/04         12/31/03         12/31/04         12/31/03         12/31/04         12/31/03
-------------------------------------------------------------------------------------------------------
    $      841,683   $      460,518   $      296,914   $      202,163   $    5,789,936   $    4,684,731
         2,657,475          190,556          930,854           45,092        2,945,488        1,070,730

         4,898,118        8,786,385          408,914        2,504,822        1,045,915        9,427,615
    --------------   --------------   --------------   --------------   --------------   --------------

         8,397,276        9,437,459        1,636,682        2,752,077        9,781,339       15,183,076
          (863,127)        (457,426)        (294,213)        (208,018)      (5,902,360)      (4,803,136)

                --               --               --               --       (3,068,865)         (79,450)

        19,234,652       20,746,414        1,755,015        5,590,932       17,283,444       34,663,032
    --------------   --------------   --------------   --------------   --------------   --------------
        26,768,801       29,726,447        3,097,484        8,134,991       18,093,558       44,963,522

        49,324,328       19,597,881       18,770,831       10,635,840       80,317,132       35,353,610
    --------------   --------------   --------------   --------------   --------------   --------------
    $   76,093,129   $   49,324,328   $   21,868,315   $   18,770,831   $   98,410,690   $   80,317,132
    ==============   ==============   ==============   ==============   ==============   ==============

    $           --   $           --   $        2,701   $           --   $       91,041   $      (62,576)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                 INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   3,978,749    $ 56,919,460       3,010,336    $ 34,193,935
Issued as reinvestment of dividends..................      31,846         499,665             414           4,854
Repurchased..........................................    (705,948)    (10,141,032)       (663,040)     (7,590,866)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   3,304,647    $ 47,278,093       2,347,710    $ 26,607,923
                                                       ==========    ============      ==========    ============

                                                                     INTERNATIONAL VALUE PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................      32,095    $    348,865          65,477    $    465,073
Issued as reinvestment of dividends..................     208,692       2,360,307          25,719         260,342
Repurchased..........................................    (294,970)     (3,223,563)       (564,472)     (4,223,154)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     (54,183)   $   (514,391)       (473,276)   $ (3,497,739)
                                                       ==========    ============      ==========    ============

                                                                       FOCUSED EQUITIES PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   2,037,348    $ 30,914,764       3,048,317    $ 39,359,068
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................  (1,136,155)    (17,198,396)     (1,272,775)    (15,499,551)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     901,193    $ 13,716,368       1,775,542    $ 23,859,517
                                                       ==========    ============      ==========    ============

                                                                        SMALL COMPANY PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     831,740    $  8,154,896       1,798,120    $ 14,261,127
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................    (607,030)     (6,054,116)       (423,118)     (3,159,672)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     224,710    $  2,100,780       1,375,002    $ 11,101,455
                                                       ==========    ============      ==========    ============

                                                                         21ST CENTURY PORTFOLIO
                                                                YEAR ENDED                     YEAR ENDED
                                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                                        --------------------------      -------------------------
                                                          SHARES        DOLLARS          SHARES        DOLLARS
                                                        ---------------------------------------------------------
Sold..................................................     584,165    $  5,324,452        557,672    $  3,999,050
Issued as reinvestment of dividends...................          --              --             --              --
Repurchased...........................................    (151,207)     (1,337,656)      (241,539)     (1,614,288)
                                                        ----------    ------------      ---------    ------------
Net increase/(decrease)...............................     432,958    $  3,986,796        316,133    $  2,384,762
                                                        ==========    ============      =========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

                                                                            GROWTH PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   3,291,141    $ 49,250,667       2,353,806    $ 30,860,974
Issued in exchange for net assets of Nations Capital
  Growth Portfolio (see Note 13).....................   1,369,880      20,633,731              --              --
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................  (1,958,524)    (29,395,943)       (909,267)    (11,000,895)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   2,702,497    $ 40,488,455       1,444,539    $ 19,860,079
                                                       ==========    ============      ==========    ============

                                                                        MIDCAP GROWTH PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   2,188,938    $ 15,625,897       3,520,714    $ 21,744,004
Issued as reinvestment of dividends..................          --              --              --              --
Repurchased..........................................    (302,152)     (2,183,139)       (360,498)     (2,151,993)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   1,886,786    $ 13,442,758       3,160,216    $ 19,592,011
                                                       ==========    ============      ==========    ============

                                                                            VALUE PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   1,925,482    $ 20,779,755       2,626,095    $ 23,556,397
Issued as reinvestment of dividends..................      73,270         863,127          43,685         457,426
Repurchased..........................................    (221,253)     (2,408,230)       (382,608)     (3,267,409)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   1,777,499    $ 19,234,652       2,287,172    $ 20,746,414
                                                       ==========    ============      ==========    ============

                                                                       ASSET ALLOCATION PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................     413,469    $  3,992,157         965,556    $  8,193,181
Issued as reinvestment of dividends..................      29,130         294,213          21,984         208,018
Repurchased..........................................    (260,370)     (2,531,355)       (329,729)     (2,810,267)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................     182,229    $  1,755,015         657,811    $  5,590,932
                                                       ==========    ============      ==========    ============

                                                                       HIGH YIELD BOND PORTFOLIO
                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2004               DECEMBER 31, 2003
                                                       --------------------------      --------------------------
                                                         SHARES        DOLLARS           SHARES        DOLLARS
                                                       ----------------------------------------------------------
Sold.................................................   2,558,094    $ 27,407,253       4,088,921    $ 39,913,948
Issued as reinvestment of dividends..................     850,104       8,971,225         469,479       4,882,586
Repurchased..........................................  (1,786,123)    (19,095,034)     (1,028,357)    (10,133,502)
                                                       ----------    ------------      ----------    ------------
Net increase/(decrease)..............................   1,622,075    $ 17,283,444       3,530,043    $ 34,663,032
                                                       ==========    ============      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2004#....................   $13.56        $ 0.08           $ 2.17           $ 2.25          $(0.05)
Year ended 12/31/2003#....................     9.67          0.00***          3.89             3.89           (0.00)***
Year ended 12/31/2002#....................    10.44          0.02            (0.79)           (0.77)          (0.00)***
Year ended 12/31/2001#....................    12.17          0.06            (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35          0.02            (1.99)           (1.97)          (0.02)
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2004#....................   $10.25        $ 0.14           $ 2.14           $ 2.28          $(0.18)
Year ended 12/31/2003#....................     6.85          0.09             3.42             3.51           (0.10)
Year ended 12/31/2002#....................     8.40          0.14            (1.49)           (1.35)          (0.11)
Year ended 12/31/2001#....................     9.43          0.11            (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00          0.04            (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2004#....................   $15.16        $(0.02)          $ 1.75           $ 1.73          $   --
Year ended 12/31/2003#....................    11.39         (0.04)            3.81             3.77              --
Year ended 12/31/2002#....................    13.42         (0.05)           (1.98)           (2.03)             --
Year ended 12/31/2001#....................    16.31         (0.01)           (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71          0.01            (3.09)           (3.08)          (0.01)
SMALL COMPANY PORTFOLIO
Year ended 12/31/2004#....................   $ 9.65        $(0.09)          $ 1.07           $ 0.98          $   --
Year ended 12/31/2003#....................     7.15         (0.06)            2.56             2.50              --
Year ended 12/31/2002#....................     9.72         (0.05)           (2.51)           (2.56)             --
Year ended 12/31/2001#....................     9.39         (0.03)            0.40             0.37              --
Year ended 12/31/2000#....................     9.55          0.03             1.03             1.06           (0.44)
21ST CENTURY PORTFOLIO
Year ended 12/31/2004#....................   $ 8.50        $(0.01)          $ 1.91           $ 1.90          $   --
Year ended 12/31/2003#....................     5.71         (0.04)            2.83             2.79              --
Year ended 12/31/2002#....................     6.22         (0.02)           (0.49)           (0.51)             --
Year ended 12/31/2001#....................     8.47         (0.03)           (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63         (0.03)           (3.13)           (3.16)             --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Year ended 12/31/2004#....................     $(0.02)
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................      (0.00)***
Year ended 12/31/2000.....................      (0.19)
INTERNATIONAL VALUE PORTFOLIO
Year ended 12/31/2004#....................     $(0.94)
Year ended 12/31/2003#....................      (0.00)***
Year ended 12/31/2002#....................      (0.09)
Year ended 12/31/2001#....................      (0.04)
Period ended 12/31/2000**.................         --
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.31)
SMALL COMPANY PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................      (0.01)
Year ended 12/31/2001#....................      (0.04)
Year ended 12/31/2000#....................      (0.44)
21ST CENTURY PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --

---------------

 ** International Value Portfolio commenced operations on July 7, 2000.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS


                                                                               RATIO OF          RATIO OF
                    TOTAL       NET ASSET                     NET ASSETS      OPERATING       NET INVESTMENT
DISTRIBUTIONS     DIVIDENDS       VALUE                         END OF       EXPENSES TO      INCOME/(LOSS)    PORTFOLIO
  FROM PAID          AND           END           TOTAL          PERIOD         AVERAGE          TO AVERAGE     TURNOVER
 IN CAPITAL     DISTRIBUTIONS   OF PERIOD       RETURN++        (000)         NET ASSETS        NET ASSETS       RATE
------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.07)       $15.74          16.59%(c)     $113,124          1.50%(a)          0.53%          130%
       --           (0.00)***     13.56          40.25           52,611          1.45(a)           0.02           147
       --           (0.00)***      9.67          (7.35)          14,819          1.25(a)(b)        0.15           175
       --           (0.02)        10.44         (13.98)          11,330          1.25(a)(b)        0.57           304
       --           (0.21)        12.17         (13.81)          13,937          1.25              0.20            30

   $   --          $(1.12)       $11.41          22.35%(c)     $ 26,332          1.25%(a)          1.29%           30%
    (0.01)          (0.11)        10.25          51.28           24,212          1.24(a)(b)        1.17            10
       --           (0.20)         6.85         (16.04)          19,423          1.25(a)           1.74            15
       --           (0.09)         8.40          (9.87)          11,506          1.25              1.25            10
       --           (0.04)         9.43          (5.35)           2,122          1.25+             1.32+            2

   $   --          $   --        $16.89          11.41%(c)     $195,738          1.09%(a)         (0.16)%          99%
       --              --         15.16          33.10          162,096          1.08(a)          (0.29)           76
       --              --         11.39         (15.13)         101,516          1.09(a)(b)       (0.41)          119
       --              --         13.42         (17.72)         116,739          1.10(a)          (0.08)          128
       --           (0.32)##      16.31         (15.82)         148,714          1.10(a)(b)        0.06           141

   $   --          $   --        $10.63          10.16%(c)     $ 41,210         1.25%(a)(b)       (0.89)%          68%
       --              --          9.65          34.96           35,264          1.23(a)(b)       (0.75)           57
       --           (0.01)         7.15         (26.37)          16,288          1.25(a)          (0.64)           48
       --           (0.04)         9.72           3.93           12,579          1.07(a)(b)       (0.31)           70
    (0.34)          (1.22)         9.39          10.84            9,328          0.68(a)           0.31            94

   $   --          $   --        $10.40          22.35%(c)     $ 17,854         1.10%(a)(b)       (0.11)%         174%
       --              --          8.50          48.86           10,914          1.09(a)          (0.57)          206
       --              --          5.71          (8.20)           5,527          1.10(a)          (0.36)          352
       --              --          6.22         (26.56)           4,825          1.07(a)          (0.42)          373
       --              --          8.47         (27.17)           5,107          1.00(a)          (0.25)          140

               WITHOUT WAIVERS
                AND/OR EXPENSE
                REIMBURSEMENTS
               ----------------
                   RATIO OF
                  OPERATING
DISTRIBUTIONS    EXPENSES TO
  FROM PAID        AVERAGE
 IN CAPITAL       NET ASSETS
-------------  ----------------

   $   --            1.57%(a)
       --            1.84(a)
       --            2.29(a)
       --            2.52(a)
       --            2.20

   $   --            1.82%(a)
    (0.01)           1.76(a)
       --            1.81(a)
       --            3.04
       --            7.59+(a)

   $   --            1.34%(a)
       --            1.33(a)
       --            1.35(a)
       --            1.38(a)
       --            1.36(a)

   $   --            1.70%(a)
       --            1.61(a)
       --            1.92(a)
       --            2.14(a)
    (0.34)           1.92(a)

   $   --            2.07%(a)
       --            2.06(a)
       --            2.55(a)
       --            3.45(a)
       --            2.25(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Year ended 12/31/2004#....................   $14.73        $(0.02)          $ 1.94           $ 1.92          $   --
Year ended 12/31/2003#....................    11.28         (0.04)            3.49             3.45              --
Year ended 12/31/2002#....................    13.45         (0.05)           (2.12)           (2.17)             --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2004#....................   $ 7.10        $(0.03)          $ 1.03           $ 1.00          $   --
Year ended 12/31/2003#....................     5.57         (0.03)            1.56             1.53              --
Year ended 12/31/2002#....................     8.44         (0.02)           (2.85)           (2.87)             --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
VALUE PORTFOLIO
Year ended 12/31/2004#....................   $10.51        $ 0.15           $ 1.24           $ 1.39          $(0.14)
Year ended 12/31/2003#....................     8.15          0.13             2.33             2.46           (0.10)
Year ended 12/31/2002#....................    10.39          0.12            (2.27)           (2.15)          (0.09)
Year ended 12/31/2001#....................    11.29          0.10            (0.91)           (0.81)          (0.09)
Year ended 12/31/2000#....................    10.61          0.12             0.67             0.79           (0.11)
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2004#....................   $ 9.48        $ 0.14           $ 0.64           $ 0.78          $(0.14)
Year ended 12/31/2003#....................     8.05          0.12             1.42             1.54           (0.11)
Year ended 12/31/2002#....................     9.46          0.15            (1.43)           (1.28)          (0.13)
Year ended 12/31/2001#....................    10.13          0.22            (0.70)           (0.48)          (0.19)
Year ended 12/31/2000.....................     9.65          0.31             0.48             0.79           (0.31)
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2004#....................   $10.41        $ 0.72           $ 0.46           $ 1.18          $(0.69)
Year ended 12/31/2003#....................     8.45          0.81             1.83             2.64           (0.67)
Year ended 12/31/2002#....................     8.87          0.80            (0.61)            0.19           (0.61)
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
GROWTH PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
MIDCAP GROWTH PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Period ended 12/31/2001**#................         --
VALUE PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................         --
ASSET ALLOCATION PORTFOLIO
Year ended 12/31/2004#....................     $   --
Year ended 12/31/2003#....................         --
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
HIGH YIELD BOND PORTFOLIO
Year ended 12/31/2004#....................     $(0.36)
Year ended 12/31/2003#....................      (0.01)
Year ended 12/31/2002#....................         --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------

 ** High Yield Bond Portfolio and MidCap Growth Portfolio commenced operations on July 7, 2000 and May 1, 2001, respectively.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

                                                                                                    WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                    ----------------
                                                        RATIO OF          RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS      OPERATING       NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                  END OF       EXPENSES TO      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END       TOTAL       PERIOD         AVERAGE          TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   OF PERIOD   RETURN++     (000)         NET ASSETS        NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $   --        $16.65       13.03%(c)  $153,100        1.12%(a)(b)      (0.11)%           77%           1.37%(a)
       --         14.73       30.59       95,596          1.13(a)(b)      (0.34)            83            1.38(a)
       --         11.28      (16.13)      56,948          1.14(a)(b)      (0.40)           107            1.42(a)
    (0.00)***     13.45      (17.63)      72,550          1.10(a)         (0.14)           113            1.43(a)
    (0.19)        16.33      (12.42)      90,791          1.10(a)(b)        0.01           122            1.39(a)

   $   --        $ 8.10       14.08%(c)  $ 59,233        1.00%(a)(b)      (0.49)%          151%           1.38%(a)
       --          7.10       27.47       38,540          1.00(a)         (0.41)            56            1.48(a)
       --          5.57      (34.00)      12,641          1.00(a)         (0.38)            49            2.02(a)
       --          8.44      (15.60)       3,560          1.00+(a)        (0.19)+           20            5.73+(a)

   $(0.14)       $11.76       13.18%(c)  $ 76,093         1.00%(a)          1.36%           48%           1.33%(a)
    (0.10)        10.51       30.17       49,324          1.00(a)           1.47            55            1.40(a)
    (0.09)         8.15      (20.73)      19,598          1.00(a)(b)        1.30            89            1.59(a)
    (0.09)        10.39       (7.20)      14,017          1.00(a)           1.00           168            2.00(a)
    (0.11)        11.29        7.47       11,073          1.00(a)(b)        1.12           174            1.87(a)

   $(0.14)       $10.12        8.21%(c)  $ 21,868         1.00%(a)          1.43%          205%           1.67%(a)
    (0.11)         9.48       19.09       18,771          1.00(a)           1.37           262            1.71(a)
    (0.13)         8.05      (13.54)      10,636          1.00(a)           1.72           372            1.97(a)
    (0.19)         9.46       (4.72)      10,085          1.00(a)           2.31           273            2.34(a)
    (0.31)        10.13        8.14        7,321          1.00(a)           3.38           210            2.21(a)

   $(1.05)       $10.54       11.40%(c)  $ 98,411         0.95%(a)          6.71%           43%           1.20%(a)
    (0.68)        10.41       31.20       80,317          0.96(a)           8.18            43            1.23(a)
    (0.61)         8.45        2.18       35,354          1.00(a)           9.19            62            1.44(a)
    (0.83)         8.87        8.32       17,276          1.00(a)          11.43            64            2.13(a)
    (0.51)         8.96       (5.34)       9,843          1.00+            10.68+           74            1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Separate Account Trust (the "Trust"), was organized as a Delaware statutory trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company whose shares are offered in the following ten portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations Marsico MidCap Growth Portfolio (formerly MidCap Growth Portfolio), Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). Since September 30, 2002, International Value Portfolio was generally closed to new investments from current or prospective investors. Shares of the International Value Portfolio may only be purchased through reinvestment of distributions by the Portfolio. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. The investment objective of each Portfolio follows:

International Opportunities   --  Seeks long-term growth of capital.
        International Value   --  Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including
                                    emerging markets countries.
           Focused Equities   --  Seeks long-term growth of capital.
              Small Company   --  Seeks long-term capital growth by investing primarily in equity securities.
               21st Century   --  Seeks long-term growth of capital.
                     Growth   --  Seeks long-term growth of capital.
              MidCap Growth   --  Seeks long-term capital growth by investing primarily in equity securities.
                      Value   --  Seeks growth of capital by investing in companies that are believed to be undervalued.
           Asset Allocation   --  Seeks to obtain long-term growth from capital appreciation, and dividend and interest income.
            High Yield Bond   --  Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Certain Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Portfolio principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Portfolio's prospectus.

NATIONS FUNDS

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in foreign securities.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract. At December 31, 2004, the Portfolios had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty

NATIONS FUNDS
risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. The Portfolios estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as realized gains or as a reduction of the cost of the related investment. If the Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of

NATIONS FUNDS

America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Effective December 1, 2004, under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
International Opportunities.................................     0.80%
MidCap Growth...............................................     0.65%
High Yield Bond.............................................     0.55%

                                                                FEES ON             FEES ON              FEES ON
                                              FEES ON        AVERAGE DAILY       AVERAGE DAILY        AVERAGE DAILY
                                           AVERAGE DAILY    NET ASSETS OVER     NET ASSETS OVER      NET ASSETS OVER
                                           NET ASSETS UP    $500 MILLION AND     $1 BILLION AND     $1.5 BILLION AND
                                          TO $500 MILLION   UP TO $1 BILLION   UP TO $1.5 BILLION   UP TO $3 BILLION
---------------------------------------------------------------------------------------------------------------------
International Value......................      0.85%             0.80%               0.75%                0.70%
Small Company............................      0.64%             0.59%               0.54%                0.54%
Focused Equities, 21st Century, Growth...      0.74%             0.69%               0.64%                0.59%
Value....................................      0.54%             0.49%               0.44%                0.39%
Asset Allocation.........................      0.50%             0.45%               0.40%                0.35%

                                               FEES ON           FEES ON
                                            AVERAGE DAILY     AVERAGE DAILY
                                           NET ASSETS OVER     NET ASSETS
                                            $3 BILLION AND      EXCEEDING
                                           UP TO $6 BILLION    $6 BILLION
-----------------------------------------  --------------------------------
International Value......................       0.68%             0.66%
Small Company............................       0.54%             0.54%
Focused Equities, 21st Century, Growth...       0.57%             0.55%
Value....................................       0.37%             0.35%
Asset Allocation.........................       0.33%             0.31%

Prior to December 1, 2004, under the terms of the Investment Advisory Agreement, BACAP was entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

PORTFOLIO                                                       ANNUAL RATE
---------------------------------------------------------------------------
International Value, Small Company..........................       0.90%
International Opportunities.................................       0.80%
Focused Equities, 21st Century, Growth......................       0.75%
MidCap Growth, Value........................................       0.65%
Asset Allocation............................................       0.60%
High Yield Bond.............................................       0.55%

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective November 2, 2004, the Trust has, on behalf of the MidCap Growth Portfolio, entered into a sub-advisory agreement with BACAP and Marsico, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of MidCap Growth Portfolio's average daily net assets. Prior to November 2, 2004, the MidCap Growth Portfolio had no sub-adviser.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields"), pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% of the Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Portfolio's average daily net assets over $200 million.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Portfolios. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities, International Value and Asset Allocation Portfolios and 0.23% of the average daily net assets

NATIONS FUNDS
of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BACAP Distributors. For the year ended December 31, 2004, BACAP Distributors earned 0.17% (annualized) of the Portfolios' average daily net assets (net of waivers and sub-administration fees) for its administration services.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets.

BACAP Distributors serves as distributor of the Portfolios' shares.

For the year ended December 31, 2004, the Portfolios did not pay any brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Portfolio's fee will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statements of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Portfolios.

For the year ended December 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES       (EARNED BY BACAP
PORTFOLIO                                                     (EARNED BY BACAP)       DISTRIBUTORS)
------------------------------------------------------------------------------------------------------
International Opportunities.................................       $ 6,230               $3,302
International Value.........................................           640                  345
Focused Equities............................................         9,725                5,393
Small Company...............................................         1,688                  882
21st Century................................................           500                  270
Growth......................................................         5,870                3,377
MidCap Growth...............................................         2,575                1,380
Value.......................................................         1,673                  904
Asset Allocation............................................         3,142                1,698
High Yield Bond.............................................        12,263                6,448

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Portfolio. During the year ended December 31, 2004 and until April 30, 2005, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the

NATIONS FUNDS
respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio, 1.25% for International Value Portfolio and Small Company Portfolio, and 1.50% (including shareholder servicing and distribution fees) for International Opportunities Portfolio. There is no guarantee that this limitation will continue after this date.

For the year ended December 31, 2004, expenses of the Trust were reduced by $1,623 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the year ended December 31, 2004 and until April 30, 2005, BACAP Distributors agreed to waive 100% of the Portfolios' shareholder servicing and distribution fees, with the exception of International Opportunities Portfolio.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2004, were as follows:

PORTFOLIO                                                      PURCHASES         SALES
------------------------------------------------------------------------------------------
International Opportunities.................................  $136,920,822    $ 94,788,546
International Value.........................................     7,150,516      10,088,670
Focused Equities............................................   174,493,788     161,468,112
Small Company...............................................    25,823,536      23,343,739
21st Century................................................    25,804,823      22,175,391
Growth......................................................   135,141,520      93,637,153
MidCap Growth...............................................    81,606,189      68,237,261
Value.......................................................    47,657,377      28,896,154
Asset Allocation............................................    10,140,535       8,390,401
High Yield Bond.............................................    40,109,069      35,017,979

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2004, were as follows:

PORTFOLIO                                                      PURCHASES        SALES
----------------------------------------------------------------------------------------
Asset Allocation............................................  $33,854,125    $33,592,022
High Yield Bond.............................................           --        898,875

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  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.  FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2004, the following Portfolio had forward foreign currency contracts outstanding:

                                                                VALUE OF          VALUE OF                        UNREALIZED
                                                                CONTRACT          CONTRACT      MARKET VALUE    APPRECIATION/
                                             LOCAL            WHEN OPENED       WHEN OPENED     OF CONTRACT     (DEPRECIATION)
DESCRIPTION                                 CURRENCY        (LOCAL CURRENCY)    (US DOLLARS)    (US DOLLARS)     (US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES:
CONTRACTS TO BUY:
Expiring March 16, 2005...............        Euro              3,754,120       $ 5,000,000     $ 5,106,827        $106,827
                                                                                                                --------------
Net unrealized appreciation...........                                                                             $106,827
                                                                                                                ==============
CONTRACTS TO SELL:
Expiring March 16, 2005...............        Euro               (376,152)      $  (500,000)    $  (511,689)       $(11,689)
Expiring March 16, 2005...............        Euro             (3,377,968)       (4,516,985)     (4,595,138)        (78,153)
                                                                                                                --------------
Net unrealized depreciation...........                                                                             $(89,842)
                                                                                                                ==============

7.  SHARES OF BENEFICIAL INTEREST

At December 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2004, Hartford Life Insurance Company were record owners of the following percentage of shares outstanding:

PORTFOLIO                                                    % OF SHARES AS RECORD OWNER
----------------------------------------------------------------------------------------
International Opportunities..............................               54.7%
International Value......................................               57.5
Focused Equities.........................................               69.7
Small Company............................................               90.3
21st Century.............................................               81.3
Growth...................................................               62.8
MidCap Growth............................................               88.4
Value....................................................               87.3
Asset Allocation.........................................               93.0
High Yield Bond..........................................               61.2

8.  LINE OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at December 31, 2004. For the year ended December 31, 2004, borrowings by the Portfolios under the Agreement were as follows:

                                                              AVERAGE AMOUNT       AVERAGE
PORTFOLIO                                                      OUTSTANDING*     INTEREST RATE
---------------------------------------------------------------------------------------------
Small Company...............................................     $ 5,714            1.53%
21st Century................................................         869            1.87
Growth......................................................      12,650            1.52
MidCap Growth...............................................         169            2.01

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

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  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Portfolio from securities lending is included in its Statements of operations.

At December 31, 2004, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES    OF COLLATERAL
------------------------------------------------------------------------------------------------
International Opportunities.................................     $ 2,764,149        $ 2,946,630
Small Company...............................................       3,643,900          3,749,515
21st Century................................................         401,265            416,739
Asset Allocation............................................         105,509            108,161
High Yield Bond.............................................      11,015,363         11,328,962

10.  INCOME TAXES

Information on the tax components of capital as of December 31, 2004 is as follows:

                                                                                                  NET TAX
                                                                                                 UNREALIZED
                                                                                               APPRECIATION/
                                                                                NET TAX        (DEPRECIATION)    UNDISTRIBUTED
                                                                               UNREALIZED      ON DERIVATIVES       ORDINARY
                                 COST OF        GROSS TAX      GROSS TAX     APPRECIATION/      AND FOREIGN         INCOME/
                             INVESTMENTS FOR    UNREALIZED     UNREALIZED    (DEPRECIATION)     CURRENCY AND      (ACCUMULATED
PORTFOLIO                     TAX PURPOSES     APPRECIATION   DEPRECIATION   OF INVESTMENTS   NET OTHER ASSETS   ORDINARY LOSS)
-------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities............   $ 99,618,649     $18,605,196    $  (217,861)    $18,387,335          $4,987          $1,265,503
International Value........     21,307,624       6,048,860       (792,224)      5,256,636              54               1,144
Focused Equities...........    143,967,837      53,743,901             --      53,743,901              --                  --
Small Company..............     35,360,898      10,099,712       (518,678)      9,581,034              --                  --
21st Century...............     14,792,315       4,090,580       (148,984)      3,941,596              --                  (4)
Growth.....................    113,307,546      41,168,554        (86,424)     41,082,130              --                (478)
MidCap Growth..............     52,711,674       6,970,134       (169,025)      6,801,109              --                  --
Value......................     64,260,669      12,510,171       (294,197)     12,215,974              --                  --
Asset Allocation...........     21,942,128       2,570,556       (192,013)      2,378,543              --               2,701
High Yield Bond............    101,225,054       8,557,892     (1,043,321)      7,514,571           1,538             201,195


                              UNDISTRIBUTED
                             LONG-TERM GAINS/
                               (ACCUMULATED
PORTFOLIO                     CAPITAL LOSS)
---------------------------  ----------------
International
  Opportunities............    $  1,450,522
International Value........         686,337
Focused Equities...........     (33,429,144)
Small Company..............        (757,344)
21st Century...............        (747,479)
Growth.....................     (28,351,254)
MidCap Growth..............       4,386,773
Value......................         752,629
Asset Allocation...........        (435,580)
High Yield Bond............         158,677

At December 31, 2004, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

PORTFOLIO                                            EXPIRING IN 2008    EXPIRING IN 2009    EXPIRING IN 2010    EXPIRING IN 2011
---------------------------------------------------------------------------------------------------------------------------------
Focused Equities...................................     $  237,963         $23,143,673         $10,047,508           $     --
Small Company......................................             --                  --             341,344            416,000
21st Century.......................................             --             509,513             237,966                 --
Growth.............................................      1,422,622          18,514,197           7,897,511            192,915
Asset Allocation...................................             --                  --             214,549            221,031

NATIONS FUNDS

During the year ended December 31, 2004, the following Portfolios utilized capital losses as follows:

PORTFOLIO                                                       CAPITAL LOSSES UTILIZED
---------------------------------------------------------------------------------------
International Opportunities.................................          $2,177,705
International Value.........................................              21,899
Focused Equities............................................           5,396,452
Small Company...............................................             528,746
21st Century................................................           1,191,110
Growth......................................................           1,058,997
MidCap Growth...............................................           1,836,543
Value.......................................................           1,863,796
Asset Allocation............................................             910,752

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2004, the following Portfolios elected to defer losses occurring between November 1, 2004 and December 31, 2004 under these rules, as follows:

                                                              CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED          DEFERRED
-----------------------------------------------------------------------------------------------
International Value.........................................    $      --            $(793)
21st Century................................................           --               (4)
Growth......................................................     (324,009)            (478)

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2005.

The tax composition of distributions (other than return of capital dividends for the years) were as follows:

                                                          2004                                        2003
                                        ----------------------------------------    ----------------------------------------
                                         ORDINARY       LONG-TERM      RETURN OF     ORDINARY       LONG-TERM      RETURN OF
PORTFOLIO                                 INCOME      CAPITAL GAINS     CAPITAL       INCOME      CAPITAL GAINS     CAPITAL
----------------------------------------------------------------------------------------------------------------------------
International
Opportunities.........................  $  328,399     $  171,266        $  --      $    4,854       $   --         $    --
International Value...................     560,033      1,800,274           --         244,898        3,220          12,224
Focused Equities......................          --             --           --              --           --              --
Small Company.........................          --             --           --              --           --              --
21st Century..........................          --             --           --              --           --              --
Growth................................          --             --           --              --           --              --
MidCap Growth.........................          --             --           --              --           --              --
Value.................................     841,683         21,444           --         457,426           --              --
Asset Allocation......................     294,213             --           --         208,018           --              --
High Yield Bond.......................   7,286,868      1,684,357           --       4,882,586           --              --

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for foreign currency, dividend reclassifications, net operating losses, investments in passive foreign investment companies, merger of funds and redemptions used as distributions for tax purposes.

                                                                             ACCUMULATED
                                                          UNDISTRIBUTED      NET REALIZED
                                                           INVESTMENT       GAIN/(LOSS) ON      PAID-IN
PORTFOLIO                                                    INCOME        INVESTMENTS SOLD     CAPITAL
---------------------------------------------------------------------------------------------------------
International Opportunities.............................    $ 10,599         $   (35,099)      $   24,500
International Value.....................................      66,663             (66,663)              --
Focused Equities........................................     281,450             133,722         (415,172)
Small Company...........................................     315,935                  --         (315,935)
21st Century............................................      31,382               6,532          (37,914)
Growth..................................................     137,081          (6,798,401)       6,661,320
MidCap Growth...........................................     228,562                 (89)        (228,473)
Value...................................................      21,444             (21,444)              --
Asset Allocation........................................          --                  --               --
High Yield Bond.........................................     266,041            (266,041)              --

NATIONS FUNDS

11.  COMMITMENTS AND CONTINGENCIES

As of December 31, 2004, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER                                                        UNFUNDED COMMITMENT
-----------------------------------------------------------------------------------
Mirant Revolving Credit Facility............................          $68,910

12.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

NATIONS FUNDS

The following securities are considered restricted as to resale at December 31, 2004 for the High Yield Bond Portfolio:

                                                                                                   MARKET      PERCENTAGE
                                                  ACQUISITION      PRINCIPAL      ACQUISITION      VALUE         OF NET
SECURITY                                             DATE        AMOUNT/SHARES       COST         12/31/04       ASSETS
-------------------------------------------------------------------------------------------------------------------------
ACP Holding Company:
  Common Stock(f)(g)............................    10/10/03         25,603       $    7,389     $   45,445       0.0%*
  Warrants, Expire 10/07/13(g)..................    10/08/03         28,376               --         50,367       0.1
Algoma Steel Inc., 11.000% 12/31/09(g)..........   08/23/01-
                                                    07/10/03        311,000          229,068        345,988       0.4
Fountain View Inc., Common Stock(e)(f)(g).......    09/03/03             56                1            896       0.0*
Gilroy Asset Receivable Loans, (Credit Suisse
  First
  Boston), 10.000% 09/30/14(d)(g)...............    10/20/03        407,737          408,771        407,737       0.4
Globix Corporation, Common Stock(f)(g)..........   10/15/01-
                                                    04/08/02          5,619               --         20,228       0.0*
GT Telecom Racers Notes Trust:
  Series A, 0.000% 06/30/08(a)(b)(e)............    05/21/03         40,825           15,293             --       0.0*
  Series B, 0.000% 06/30/08(a)(b)(e)............    05/21/03         29,175           15,785             --       0.0*
Haights Cross Communications Inc.:
  Preferred Stock(g)............................    01/15/04          6,000          279,183        315,000       0.3
  Warrants, Expire 12/10/11(f)..................    01/15/04          5,889               --             59       0.0*
Mirant Revolving Credit Facility (Citigroup),
  4.816% 01/15/05(a)(b)(d)(g)...................    01/15/03        100,000          100,000         70,450       0.1
Mirant Revolving Credit Facility (J.P. Morgan
  Chase & Company), 0.000%
  07/17/05(a)(b)(d)(g)..........................   07/10/03-
                                                    05/26/04        252,551          211,797        191,307       0.2
NEON Communications, Inc.:
  Common Stock(e)(f)(g).........................    09/11/03         31,905           28,263         39,881       0.0*
  Preferred Stock(e)(f)(g)......................    12/04/02          3,477           39,115         39,116       0.0*
  Warrants, Class A, Expire 12/02/12(f).........    12/04/02         17,391               --         21,739       0.0*
  Warrants, Expire 12/02/12(f)..................   12/04/02-
                                                    09/30/03         20,868           28,263            209       0.0*
President Casinos, Inc., 13.000%
  12/31/05(a)(e)(g).............................    08/20/01         37,000           17,575         22,940       0.0*
QuadraMed Corporation:
  Common Stock(f)(g)............................    04/26/04         28,658           32,670         71,645       0.1
  Preferred Stock(g)............................    06/16/04         15,800          395,000        347,600       0.4
Qwest Communications, Term B (Credit Suisse
  First Boston), 6.950% 06/30/10(c)(d)(g).......    06/05/03        350,000          344,218        358,049       0.4
Salton Sea Funding, Series B, 7.370%
  05/30/05(g)...................................    01/22/01         11,318           11,242         11,428       0.0*
Thermadyne Holdings Corporation, Common
  Stock(f)(g)...................................   05/23/03-
                                                    09/25/03         16,116          173,625        211,926       0.2
United Artists Theatre Circuit Inc., Series
  1995-A,
  9.300% 07/01/15(g)............................    01/27/03         88,832           80,688         90,609       0.1
Ziff Davis Holdings, Inc., Series E-1,
  Convertible
  Preferred Stock(f)(g).........................   08/15/01-
                                                    09/04/01             25               --         17,313       0.0*
                                                                                  -----------    ----------    ----------
Total...........................................                                  $2,417,946     $2,679,932       2.7%
                                                                                  ===========    ==========    ==========

---------------

 *  Amount represents less than 0.1%.

(a) Issue in default.

(b) Issuer in bankruptcy.

(c) Variable rate note. The interest rate shown reflects the rate in effect at December 31, 2004.

(d) Loan participation agreement. Participation interests were acquired through the financial institution indicated parenthetically.

(e) Fair valued security (see Note 1).

(f) Non-income producing security.

(g) Illiquid security (see Note 1).

NATIONS FUNDS

13.  REORGANIZATION

On January 23, 2004, Growth Portfolio ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Portfolio ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                     ACQUIRED
                                                                    TOTAL              FUND
                                 TOTAL           TOTAL          NET ASSETS OF       UNREALIZED
ACQUIRING      ACQUIRED      NET ASSETS OF   NET ASSETS OF     ACQUIRING FUND     APPRECIATION/
  FUND           FUND        ACQUIRED FUND   ACQUIRING FUND   AFTER ACQUISITION   (DEPRECIATION)
------------------------------------------------------------------------------------------------
Growth      Capital Growth    $20,633,731     $100,374,515      $121,008,246        $3,297,273

14.  CONTINGENCIES AND OTHER EVENTS

The events described below, including the civil litigation, have not directly impacted the Portfolios or had any material, adverse effect on its financial position or results of operations.

As discussed in greater detail in earlier financial statements, BACAP and BACAP Distributors (collectively, "BACAP"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of market timing and late trading in certain mutual funds, including the Nations Funds.

On February 9, 2005 BACAP entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. - the investment advisor to and distributor of the Columbia Funds, respectively, - to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Consistent with the terms of the Settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent Trustees and expect to engage a senior officer or an Independent Compliance Consultant with a wide range of compliance and oversight responsibilities. Consistent with the terms of the Settlements, the Boards have called shareholder meetings for March 17, 2005, for the election of five Trustees to each Board. Two of the five nominees have served as Trustees for several years; the other three nominees have served as Trustees of Nations Funds Trust only since the January 1, 2005 effective date of their appointment. The seven current Trustees with the longest tenure are not standing for reelection at these meetings. Shareholders as of December 17, 2004 will receive a proxy statement and should read it carefully before voting.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the SEC's staff. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. More specific information on the distribution plan will be communicated on a later date.

NATIONS FUNDS

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). These cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

In addition, a putative class action, Mehta vs. AIG SunAmerica, involving fair value pricing of mutual funds was filed on April 5, 2004, in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for consolidated handling with the Mutual Fund Litigation. As a result of the lawsuit, AIG SunAmerica Life Assurance Company has made demand upon the Portfolios and BACAP for indemnification pursuant to the terms of a Fund Participation Agreement.

This lawsuit and the demand are ongoing and therefore an estimate of financial impact, if any, on the Portfolios cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS SEPARATE ACCOUNT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21(st) Century Portfolio, Nations Marsico Growth Portfolio, Nations Marsico MidCap Growth Portfolio (formerly MidCap Growth Portfolio), Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (constituting the ten portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2004, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2005

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended December 31, 2004, the amount of long-term capital gains designated by Nations Separate Account Trust were as follows:

Nations Marsico International Opportunities.................  $  184,963
Nations International Value Portfolio.......................   1,800,275
Nations Value Portfolio.....................................      21,444
Nations High Yield Bond Portfolio...........................   1,684,357

Of the ordinary income (including short-term capital gain) distributions made by Nations Separate Account Trust during the fiscal year ended December 31, 2004, the following percentage qualifies for the dividend received deduction available to corporate shareholders:

Nations Marsico International Opportunities Portfolio.......    0.00%
Nations International Value Portfolio.......................    0.00%
Nations Marsico Focused Equities Portfolio..................    0.00%
Nations Small Company Portfolio.............................    0.00%
Nations Marsico 21st Century Portfolio......................    0.00%
Nations Marsico Growth Portfolio............................    0.00%
Nations Marsico MidCap Growth Portfolio.....................    0.00%
Nations Value Portfolio.....................................  100.00%
Nations Asset Allocation Portfolio..........................   81.60%
Nations High Yield Bond Portfolio...........................    0.00%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") oversees the Trust's series ("Portfolios") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Portfolios, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Portfolios. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Portfolios are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Edmund L. Benson, III     Indefinite term;        President and Treasurer, Saunders            78
Age: 67                   Trustee since 1999      & Benson, Inc. (insurance)
Trustee
William P. Carmichael     Indefinite term;        Retired; Senior Managing                     79
Age: 61                   Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman of                           (a company formed to advise and
the Board                                         buy family owned companies), from
                                                  1998 to April 2001
William H. Grigg          Indefinite term;        Retired; Chairman Emeritus, since            79
Age: 72                   Trustee since 1999      July 1997, Chairman and Chief
Trustee                                           Executive Officer, to July
                                                  1997 -- Duke Power Co.
Thomas F. Keller          Indefinite term;        R.J. Reynolds Industries                     79
Age: 73                   Trustee since 1999      Professor of Business
Trustee                                           Administration -- Fuqua School of
                                                  Business, Duke University, since
                                                  July 1974; Dean -- Fuqua School
                                                  of Business Europe, Duke
                                                  University, from July 1999 to
                                                  June 2001
Carl E. Mundy, Jr.        Indefinite term;        President and Chief Executive                78
Age: 69                   Trustee since 1999      Officer -- Worldwide USO, from
Trustee                                           May 1996 to May 2000;
                                                  Commandant -- United States
                                                  Marine Corps, from July 1991 to
                                                  July 1995; Member -- Board of
                                                  Advisors to the Comptroller
                                                  General of the United States
Minor M. Shaw             Indefinite term;        President -- Micco Corporation               78
Age: 57                   Trustee since 2003      and Mickel Investment Group
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS    OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------  -----------------------------------
INDEPENDENT TRUSTEES
Edmund L. Benson, III    Director -- Saunders & Benson, Inc.
Age: 67                  (insurance) and Insurance Managers
Trustee                  Inc. (insurance)
William P. Carmichael    Director -- Cobra Electronics
Age: 61                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel); and Chairman of the
                         Board and Director - Hatteras
                         Income Securities, Inc.
                         ("Hatteras")
William H. Grigg         Director -- The Shaw Group, Inc.,
Age: 72                  Kuhlman Electric Corp. (transformer
Trustee                  manufacturer), Faison Enterprises
                         (real estate development) and
                         Piedmont Natural Gas; Director and
                         Vice Chairman -- Aegis Insurance
                         Services, Ltd. (a mutual fund
                         insurance company in Bermuda); and
                         Director -- Hatteras
Thomas F. Keller         Director -- Wendy's International,
Age: 73                  Inc. (restaurant operating and
Trustee                  franchising), Dimon, Inc. (tobacco)
                         and Biogen, Inc. (pharmaceutical
                         biotechnology); and
                         Director -- Hatteras

Carl E. Mundy, Jr.       Chairman and Trustee -- Board of
Age: 69                  Trustees, Marine Corps University
Trustee                  Foundation; Director -- Schering-
                         Plough (pharmaceuticals and health
                         care products) and General Dynamics
                         Corporation (defense systems)

Minor M. Shaw            Board Member -- Piedmont Natural
Age: 57                  Gas; Chairman and Trustee -- The
Trustee                  Daniel-Mickel Foundation of South
                         Carolina; Vice-Chairman and
                         Trustee -- Greenville-Spartanburg
                         Airport Commission; Trustee -- Duke
                         Endowment, The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges; Chairman --
                         Urban League of the Upstate; Board
                         Member -- United Way of Greenville
                         County and United Way of South
                         Carolina

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-----------------------------------------------------------------------------------------------------------
Charles B. Walker         Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 66                   Trustee since 1999      Financial Officer -- Albemarle
Trustee                                           Corporation (chemical
                                                  manufacturing) through February
                                                  2003
NON-INDEPENDENT TRUSTEES(1)
James B. Sommers          Indefinite term;        Retired                                      78
Age: 65                   Trustee since 1999
Trustee
Thomas S. Word, Jr.       Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 66                   Trustee since 1999      & Boothe LLP (law firm)
Trustee

PRINCIPAL OFFICERS
Christopher L. Wilson     Indefinite Term;        President and Chief Executive                n/a
Age: 47                   President and Chief     Officer -- the Trust and
President and Chief       Executive Officer       Hatteras, since January 2005;
Executive Officer         since January 2005      President -- Columbia Funds,
                                                  Liberty Funds and Stein Roe
                                                  Funds, since October 2004; Senior
                                                  Vice President -- Columbia
                                                  Management Advisors, Inc.,
                                                  Columbia Funds Distributor, Inc.
                                                  and BACAP Distributors, since
                                                  January 2005; Managing
                                                  Director -- BACAP, since January
                                                  2005; Director -- Columbia Funds
                                                  Services, Inc., since January
                                                  2005; President and Chief
                                                  Executive Officer -- CDC IXIS AM
                                                  Services, Inc. (asset
                                                  management), from September 1998
                                                  through August 2004; and a senior
                                                  officer or director of various
                                                  other Bank of America-affiliated
                                                  entities, including other
                                                  registered and unregistered funds
J. Kevin Connaughton      Indefinite term;        Treasurer and Chief Financial                n/a
Age: 40                   Treasurer and Chief     Officer -- the Trust and
Treasurer and Chief       Financial Officer       Hatteras, since January 2005;
Financial Officer         since January 2005      Treasurer -- Columbia Funds,
                                                  since October 2003, and the
                                                  Liberty Funds, Stein Roe Funds
                                                  and Liberty All-Star Funds, since
                                                  December 2000; Vice-President --
                                                  Columbia Management Advisors,
                                                  Inc., since April 2003;
                                                  President -- Columbia Funds,
                                                  Liberty Funds and Stein Roe
                                                  Funds, from February 2004 to
                                                  October 2004; Chief Accounting
                                                  Officer and Controller -- Liberty
                                                  Funds and Liberty All-Star Funds,
                                                  from February 1998 to October
                                                  2000; Treasurer -- Galaxy Funds,
                                                  since September 2002; Treasurer,
                                                  from December 2002 to December
                                                  2004, and President, from
                                                  February 2004 to December
                                                  2004 -- Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC;
                                                  Vice President -- Colonial
                                                  Management Associates, Inc., from
                                                  February 1998 to October 2000;
                                                  and a senior officer of various
                                                  other Bank of America-affiliated
                                                  entities, including other
                                                  registered and unregistered funds

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS    OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------  -----------------------------------
Charles B. Walker        Director -- Ethyl Corporation
Age: 66                  (chemical manufacturing)
Trustee
NON-INDEPENDENT TRUSTEE
James B. Sommers         Chairman Emeritus -- Central
Age: 65                  Piedmont Community College
Trustee                  Foundation; Board of Commissioners,
                         Charlotte/Mecklenberg Hospital
                         Authority and Carolina Pad & Paper
                         Company; and Trustee -- Mint Museum
                         of Art
Thomas S. Word, Jr.      Director -- Vaughan-Bassett
Age: 66                  Furniture Company, Inc. (furniture)
Trustee                  and Bassett Mirror Company (glass
                         furniture)
PRINCIPAL OFFICERS
Christopher L. Wilson    n/a
Age: 47
President and Chief
Executive Officer
J. Kevin Connaughton     n/a
Age: 40
Treasurer and Chief
Financial Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-----------------------------------------------------------------------------------------------------------
Mary Joan Hoene           Indefinite term;        Senior Vice-President and Chief              n/a
Age: 55                   Senior Vice-            Compliance Officer -- the Trust
Senior Vice President     President and Chief     and Hatteras, since August 2004;
and Chief Compliance      Compliance Officer      Senior Vice President and Chief
Officer                   since August 2004       Compliance Officer -- Columbia
                                                  Funds, Liberty Funds, Stein Roe
                                                  Funds and Liberty All-Star Funds,
                                                  since August 2004;
                                                  Partner -- Carter, Ledyard &
                                                  Milburn LLP, from January 2001 to
                                                  August 2004; Counsel -- Carter,
                                                  Ledyard & Milburn LLP, from
                                                  November 1999 to December 2000;
                                                  Vice President and
                                                  Counsel -- Equitable Life
                                                  Assurance Society of the United
                                                  States, from April 1998 to
                                                  November 1999; and a senior
                                                  officer of various other Bank of
                                                  America-affiliated entities,
                                                  including other registered and
                                                  unregistered funds
Robert B. Carroll         Indefinite term;        Secretary -- the Trust since                 n/a
Age: 44                   Secretary since 2003,   January 2003 and Hatteras since
Secretary and Chief       Chief Legal Officer     1997; Chief Legal Officer -- each
Legal Officer             since August 2003       of the above entities, since
                                                  August 2003; Associate General
                                                  Counsel -- Bank of America
                                                  Corporation, since 1999;
                                                  Assistant General Counsel -- Bank
                                                  of America Corporation from 1996
                                                  to 1999.
Michael Clarke            Indefinite term;        Assistant Treasurer and Chief                n/a
Age: 34                   Assistant Treasurer     Accounting Officer -- the Trust
Assistant Treasurer and   and Chief Accounting    and Hatteras, since January 2005;
Chief Accounting          Officer since January   Chief Accounting
Officer                   2005                    Officer -- Columbia Funds,
                                                  Liberty Funds and Liberty All-
                                                  Star Funds, since October 2004;
                                                  Controller, from May 2004 to
                                                  October 2004, and Assistant
                                                  Treasurer, from June 2002 to May
                                                  2004 -- Columbia Funds, Liberty
                                                  Funds and Liberty All-Star Funds;
                                                  Vice-President, Product Strategy
                                                  & Development -- Liberty Funds
                                                  Group from February 2001 to June
                                                  2002; Assistant Treasurer --
                                                  Liberty Funds and the Liberty
                                                  All-Star Funds, from August 1999
                                                  to February 2001; Audit
                                                  Manager -- Deloitte & Touche LLP,
                                                  from May 1997 to August 1999.
Jeffrey R. Coleman        Indefinite term;        Assistant Treasurer and                      n/a
Age: 35                   Assistant Treasurer     Controller -- the Trust and
Assistant Treasurer and   and Controller since    Hatteras, since January 2005;
Controller                January 2005            Director, Financial Reporting and
                                                  Fund Treasury -- Columbia
                                                  Management Group, since October
                                                  2004; Vice President -- CDC IXIS
                                                  AM Services, Inc., since February
                                                  2002; Deputy Treasurer -- CDC
                                                  Nvest Fund, Loomis Sayles Funds
                                                  and the AEW Real Estate Income
                                                  Fund, since February 2002; and
                                                  Assistant Treasurer -- AEW Real
                                                  Estate Income Fund, from August
                                                  2000 to February 2002.

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS    OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------  -----------------------------------
Mary Joan Hoene          n/a
Age: 55
Senior Vice President
and Chief Compliance
Officer
Robert B. Carroll        n/a
Age: 44
Secretary and Chief
Legal Officer
Michael Clarke           n/a
Age: 34
Assistant Treasurer and
Chief Accounting
Officer
Jeffrey R. Coleman       n/a
Age: 35
Assistant Treasurer and
Controller

---------------
(1) Basis of Interestedness. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

AIG  SunAmerica
     the retirement specialist

     1 SunAmerica Center
     Los Angeles, California 90067-6022
     ADDRESS SERVICE REQUESTED





















THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS
                ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
                                B2624AR.1 (R 2/05)

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is considered independent. Dr. Keller is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                            2004                   2003
                         $237,500               $264,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                            2004                   2003
                           $8,250                   $0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. Audit-Related Fees in fiscal year 2004 include agreed-upon procedures relating to fund mergers.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                            2004                   2003
                          $73,500                $75,800

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                            2004                   2003
                             $0                     $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee of the registrant has adopted a formal policy which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve services rendered by the principal accountant. The Audit Committee is required to pre-approve all audit and non-audit services rendered by the principal accountant to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by the principal accountant to the Funds' adviser or a control affiliate of the adviser (i.e., affiliates that provide ongoing services to the Funds).

Annual Pre-approval of audit and non-audit services

The Audit Committee pre-approves the following on an annual basis usually during the November board meeting:

o    amounts for the annual audit services.

o    amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the Funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other Fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. This pre-approval is limited to engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. This pre-approved is limited to engagements that are less than $10,000 individually and $25,000 in the aggregate.

o Continuing education seminars for Banc of America Capital Management (BACAP) personnel.

Management reviews these requested pre-approvals with the Audit Committee. At this meeting, the scope and fees related to the audit and tax services and also the requests for pre-approval for "agreed upon procedures" and other consultative work are reviewed.

Approval of additional non-audit services

To the extent that management requests that the principal accountant do additional work beyond the pre-approved amounts, the following will apply:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

     o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from the principal accountant will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

     o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

          o    The requested dollar amount.

          o    A detailed description of the work to be done.

          o    The business reasons for the needed work.

     o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

          o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

          o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees, Tax Fees or Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Nations Separate Account Trust
             ----------------------------------------------------

By (Signature and Title)  /s/ Christopher L. Wilson
                         -----------------------------------------------------
                         Christopher L. Wilson, President


Date: March 1, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Christopher L. Wilson
                         -----------------------------------------------------
                         Christopher L. Wilson, President

Date: March 1, 2005


By (Signature and Title)   /s/ J. Kevin Connaughton
                         -----------------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date: March 1, 2005